   AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON FEBRUARY 26, 1998

                                                    REGISTRATION NOS.:  33-32763
                                                                        811-5987

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                ----------------

                                   FORM N-1A
                             REGISTRATION STATEMENT
                        UNDER THE SECURITIES ACT OF 1933                     /X/
                          PRE-EFFECTIVE AMENDMENT NO.
                                      ----                                   / /
                        POST-EFFECTIVE AMENDMENT NO. 9                       /X/
                                     AND/OR
              REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY
                                  ACT OF 1940                                /X/
                               AMENDMENT NO. 10                              /X/

                              -------------------

               DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST

                        (A MASSACHUSETTS BUSINESS TRUST)
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (212) 392-1600

                                BARRY FINK, ESQ.
                             TWO WORLD TRADE CENTER
                            NEW YORK, NEW YORK 10048
                    (NAME AND ADDRESS OF AGENT FOR SERVICE)

                            DAVID M. BUTOWSKY, ESQ.
                             GORDON ALTMAN BUTOWSKY
                             WEITZEN SHALOV & WEIN
                              114 WEST 47TH STREET
                            NEW YORK, NEW YORK 10036

                                ----------------

                 APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:

 As soon as practicable after this Post-Effective Amendment becomes effective.

 IT IS PROPOSED THAT THIS FILING WILL BECOME EFFECTIVE (CHECK APPROPRIATE BOX)

        ____ immediately upon filing pursuant to paragraph (b)

        _X_ on February 26, 1998 pursuant to paragraph (b)

        ___ 60 days after filing pursuant to paragraph (a)

        ___ on (date) pursuant to paragraph (a) of rule 485.

           AMENDING THE PROSPECTUS AND UPDATING FINANCIAL STATEMENTS

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

               DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST

                             CROSS-REFERENCE SHEET

                                   FORM N-1A

ITEM                                                                         CAPTION
---------------------------------------------  -------------------------------------------------------------------
PART A                                                                     PROSPECTUS
 1.  ........................................  Cover Page

 2.  ........................................  Prospectus Summary; Summary of Fund Expenses

 3.  ........................................  Financial Highlights; Report of Independent Accountants; Financial
                                                Statements; Performance Information

 4.  ........................................  Investment Objective and Policies; The Fund and its Management;
                                                Cover Page; Investment Restrictions; Prospectus Summary; Financial
                                                Highlights

 5.  ........................................  The Fund and Its Management; Back Cover; Investment Objective and
                                                Policies

 6.  ........................................  Dividends, Distributions and Taxes; Additional Information

 7.  ........................................  Purchase of Fund Shares; Shareholder Services; Prospectus Summary

 8.  ........................................  Redemption of Fund Shares; Shareholder Services; Prospectus Summary

 9.  ........................................  Not Applicable

PART B                                                         STATEMENT OF ADDITIONAL INFORMATION
10.  ........................................  Cover Page

11.  ........................................  Table of Contents

12.  ........................................  The Fund and Its Management

13.  ........................................  Investment Practices and Policies; Investment Restrictions;
                                                Portfolio Transactions and Brokerage

14.  ........................................  The Fund and its Management; Trustees and Officers

15.  ........................................  The Fund and its Management; Trustees and Officers

16.  ........................................  The Fund and Its Management; Purchase of Fund Shares; Custodian and
                                                Transfer Agent; Independent Accountants

17.  ........................................  Portfolio Transactions and Brokerage

18.  ........................................  Description of Shares

19.  ........................................  Purchase of Fund Shares; Redemptions of Fund Shares; Financial
                                                Statements; How Net Asset Value is Determined; Shareholder
                                                Services

20.  ........................................  Dividends, Distributions and Taxes

21.  ........................................  Purchase of Fund Shares

22.  ........................................  Performance

23.  ........................................  Experts; Financial Statements; Reports to Shareholders

PART C

    Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C of this Registration Statement.

              PROSPECTUS
              FEBRUARY 26, 1998


              Dean Witter New York Municipal Money Market Trust (the "Fund") is a no-load, open-end, non-diversified management investment company whose investment objective is to provide as high a level of daily income exempt from federal and New York income tax as is consistent with stability of principal and liquidity. The Fund has a Rule 12b-1 Plan of Distribution (see below). The Fund seeks to achieve its objective by investing primarily in high quality New York tax-exempt securities with short-term maturities, including Municipal Bonds, Municipal Notes and Municipal Commercial Paper. (See "Investment Objective and Policies.") The Fund may invest a significant percentage of its assets in the securities of a single issuer and therefore an investment in the Fund may be riskier than an investment in other types of money funds.

               AN INVESTMENT IN THE FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.

               In accordance with a Plan of Distribution with Dean Witter Distributors Inc. pursuant to Rule 12b-1 under the Investment Company Act of 1940, the Fund is authorized to reimburse specific expenses incurred in promoting the distribution of the Fund's shares. Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.15 of 1% of the average daily net assets of the Fund.


               This Prospectus sets forth concisely the information you should know before investing in the Fund. It should be read and retained for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated February 26, 1998, which has been filed with the Securities and Exchange Commission, and which is available at no charge upon request of the Fund at its address or at one of its telephone numbers listed on this page. The Statement of Additional Information is incorporated herein by reference.


     DEAN WITTER DISTRIBUTORS INC.
      DISTRIBUTOR

      TABLE OF CONTENTS


Prospectus Summary/2
Summary of Fund Expenses/3
Financial Highlights/4
The Fund and its Management/4
Investment Objective and Policies/5
  Special Considerations Relating to New York
  Tax-Exempt Securities/8
Investment Restrictions/9
Purchase of Fund Shares/10
Shareholder Services/12
Redemption and Repurchase of Fund Shares/15
Dividends, Distributions and Taxes/18
Additional Information/20
Financial Statements--December 31, 1998/22
Report of Independent Accountants/31


For information about the Fund, including information on opening an account, registration of shares, and other information relating to a specific account, call:

  -  800-869-NEWS (toll-free) or
  -  212-392-2550

Minimum initial investment..................   $5,000
Minimum additional investment...............   $  100

SHARES OF THE FUND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK, AND THE SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

    Dean Witter
    New York Municipal Money Market Trust
    Two World Trade Center
    New York, New York 10048

PROSPECTUS SUMMARY
--------------------------------------------------------------------------------


The                 The Fund is organized as a Trust, commonly known as a Massachusetts business trust, and is an open-end,
Fund                non-diversified management investment company investing principally in short-term securities which are exempt from federal and New York income tax.
------------------------------------------------------------------------------------------------------------------------------------
Shares Offered      Shares of beneficial interest with $0.01 par value. (see p. 20).
------------------------------------------------------------------------------------------------------------------------------------
Purchase of Shares  Investments may be made:
                    - By wire
                    - By mail
                    - Through Dean Witter Reynolds Inc. account executives or other Selected Broker-Dealers
                    Purchases are at net asset value, without a sales charge. Minimum initial investment: $5,000. Subsequent investments: $100 or more (by wire or by mail); $1,000 or more (through account executives) or $100 to $5,000
                    (by EasyInvest-SM-). Orders for purchase of shares are effective on day of receipt of payment in Federal funds if payment is received by the Fund's transfer agent before 12:00 noon New York time (see p. 10).
------------------------------------------------------------------------------------------------------------------------------------
Investment          To provide as high a level of daily income exempt from federal and New York income tax as is consistent with
Objective           stability of principal and liquidity (see p. 5).
------------------------------------------------------------------------------------------------------------------------------------
Investment          A portfolio of New York tax-exempt fixed-income securities with short-term maturities (see p. 5).
Policy
------------------------------------------------------------------------------------------------------------------------------------
Investment          Dean Witter InterCapital Inc. ("InterCapital"), the Investment Manager of the Fund and its wholly-owned
Manager             subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to 103 investment companies and other portfolios with assets of approximately $105 billion at January 31, 1998 (see page 4). The monthly fee is at an annual rate of 1/2 of
                    1% of average daily net assets, scaled down on assets over $500 million (see p. 4-5).
------------------------------------------------------------------------------------------------------------------------------------
Distributor and     Dean Witter Distributors Inc. (the "Distributor") is the Fund's Distributor. The Fund is authorized to reimburse
Plan of             specific expenses incurred in promoting the distribution of the Fund's shares pursuant to a Plan of Distribution
Distribution        pursuant to Rule 12b-1 under the Investment Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.15 of 1% of average daily net assets of the Fund (see p. 10-12).
------------------------------------------------------------------------------------------------------------------------------------
Management          The monthly fee is at an annual rate of 1/2 of 1% of average daily net assets, scaled down on assets over $500
Fee                 million (see p. 5).
------------------------------------------------------------------------------------------------------------------------------------
Dividends           Declared and automatically reinvested daily in additional shares; cash payments of dividends available monthly (see p. 18).
------------------------------------------------------------------------------------------------------------------------------------
Reports             Individual periodic account statements; annual and semi-annual Fund financial statements.
------------------------------------------------------------------------------------------------------------------------------------
Redemption of       Shares are redeemable by the shareholder at net asset value without any charge (see p. 15):
Shares              - By check
                    - By telephone or wire instructions, with proceeds wired or mailed to a predesignated bank account
                    - By mail
                    - Via an automatic redemption procedure (see p. 17)
                    A shareholder's account is subject to possible involuntary redemption if its value falls below $1,000
                    (see p. 17).
------------------------------------------------------------------------------------------------------------------------------------
Risks               The Fund invests principally in short-term fixed income securities issued or guaranteed by the State of New York and its local governments which are subject to minimal risk of loss of income and principal. However, the investor is directed to the discussions concerning "variable rate obligations" and "when-issued and delayed delivery securities" on page 8 of the Prospectus and on page 14 of the Statement of Additional Information and the discussions concerning "repurchase agreements" and "puts" on pages 14-16 of the Statement of Additional
                    Information, concerning any risks associated with such portfolio securities and management techniques. Since the
                    Fund concentrates its investments in New York tax-exempt securities, the Fund is affected by any political, economic or regulatory developments affecting the ability of New York issuers to pay interest or repay principal
                    (see pages 19-24 of the Statement of Additional Information).


--------------------------------------------------------------------------------

  THE ABOVE IS QUALIFIED IN ITS ENTIRETY BY THE DETAILED INFORMATION APPEARING
         ELSEWHERE IN THE PROSPECTUS AND IN THE STATEMENT OF ADDITIONAL
                                  INFORMATION.

SUMMARY OF FUND EXPENSES
--------------------------------------------------------------------------------


    The following table illustrates all expenses and fees that a shareholder of the Fund will incur. Expenses and fees set forth in the table are for the year ended December 31, 1997.


SHAREHOLDER TRANSACTION EXPENSES
---------------------------------------------------------------------------
Maximum Sales Charge Imposed on Purchases..................................     None
Maximum Sales Charge Imposed on Reinvested Dividends.......................     None
Deferred Sales Charge......................................................     None
Redemption Fees............................................................     None
Exchange Fee...............................................................     None


ANNUAL FUND OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS)
--------------------------------------------------------------------------------------
Management Fees.......................................................................      0.50%
12b-1 Fee*............................................................................      0.10%
Other Expenses........................................................................      0.36%
Total Fund Operating Expenses.........................................................      0.96%


------------

* THE 12b-1 FEE IS CHARACTERIZED AS A SERVICE FEE WITHIN THE MEANING OF NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. ("NASD") GUIDELINES (SEE "PURCHASE OF FUND SHARES").



EXAMPLE                                                                   1 Year       3 Years      5 Years     10 Years
----------------------------------------------------------------------  -----------  -----------  -----------  -----------
You would pay the following expenses on a $1,000 investment, assuming
 (1) 5% annual return and (2) redemption at the end of each time
 period...............................................................   $      10    $      31    $      53    $     118


    THE ABOVE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR PERFORMANCE. ACTUAL EXPENSES OF THE FUND MAY BE GREATER OR LESS THAN THOSE SHOWN.

    The purpose of this table is to assist the investor in understanding the various costs and expenses that an investor in the Fund will bear directly or indirectly. For a more complete description of these costs and expenses, see "The Fund and Its Management" and "Purchase of Fund Shares--Plan of Distribution" in this Prospectus.

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


    The following ratios and per share data for a share of beneficial interest outstanding throughout each period have been audited by Price Waterhouse LLP, independent accountants. The financial highlights should be read in conjunction with the financial statements, notes thereto and the unqualified report of the independent accountants which are contained in this Prospectus commencing on page 22.


                                                            FOR THE YEAR ENDED DECEMBER 31,
                                ---------------------------------------------------------------------------------------
                                   1997          1996            1995           1994       1993       1992       1991
                                -----------   -----------      ---------      --------   --------   --------   --------
PER SHARE OPERATING
  PERFORMANCE:
  Net asset value, beginning
   of period..................  $      1.00   $      1.00      $    1.00      $   1.00   $   1.00   $   1.00   $   1.00
                                -----------   -----------      ---------      --------   --------   --------   --------
  Net investment income.......        0.026         0.025          0.028         0.018      0.014      0.019      0.035
  Less dividends from net
   investment income..........       (0.026)       (0.025)        (0.028)       (0.018)    (0.014)    (0.019)    (0.035)
                                -----------   -----------      ---------      --------   --------   --------   --------
  Net asset value, end of
   period.....................  $      1.00   $      1.00      $    1.00      $   1.00   $   1.00   $   1.00   $   1.00
                                -----------   -----------      ---------      --------   --------   --------   --------
                                -----------   -----------      ---------      --------   --------   --------   --------
TOTAL INVESTMENT RETURN+......        2.68%         2.53%          2.84%         1.78%      1.36%      1.86%      3.57%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period,
   in thousands...............      $49,336       $40,758        $39,108       $39,629    $41,112    $45,126    $66,196
  Ratios to average net
   assets:
    Expenses..................        0.96%(4)       0.95%(4)      1.01%(4)      1.03%      1.03%      0.97%      0.87%
    Net investment income.....        2.64%         2.48%          2.79%         1.75%      1.34%      1.86%      3.53%

                                 FOR THE PERIOD
                                 MARCH 20, 1990*
                                     THROUGH
                                DECEMBER 31, 1990
                                -----------------
PER SHARE OPERATING
  PERFORMANCE:
  Net asset value, beginning
   of period..................      $   1.00
                                     -------
  Net investment income.......         0.045
  Less dividends from net
   investment income..........        (0.045)
                                     -------
  Net asset value, end of
   period.....................      $   1.00
                                     -------
                                     -------
TOTAL INVESTMENT RETURN+......         4.69%(1)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period,
   in thousands...............      $101,294
  Ratios to average net
   assets:
    Expenses..................         0.12%(2)(3)
    Net investment income.....         5.66%(2)(3)


---------------
 *  COMMENCEMENT OF OPERATIONS.

 + CALCULATED BASED ON THE NET ASSET VALUE AS OF THE LAST BUSINESS DAY OF THE PERIOD.

(1) NOT ANNUALIZED.

(2) ANNUALIZED.

(3) IF THE FUND HAD BORNE ALL EXPENSES THAT WERE ASSUMED OR WAIVED BY THE INVESTMENT MANAGER, THE ABOVE ANNUALIZED EXPENSE AND NET INVESTMENT INCOME RATIOS WOULD HAVE BEEN 0.80% AND 4.98%, RESPECTIVELY.


(4) DOES NOT REFLECT THE EFFECT OF THE EXPENSE OFFSET OF 0.01%.


                       SEE NOTES TO FINANCIAL STATEMENTS

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

    Dean Witter New York Municipal Money Market Trust (the "Fund") is an open-end, non-diversified management investment company. The Fund was organized as a trust of the type commonly known as a "Massachusetts business trust" on December 28, 1989. Prior to February 19, 1993, the Fund's name was Dean Witter/Sears New York Municipal Money Market Trust.


    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co., a preeminent global financial services firm that maintains leading market positions in each of its three primary businesses--securities, asset management and credit services.



    InterCapital and its wholly-owned subsidiary, Dean Witter Services Company Inc., serve in various investment management, advisory, management and administrative capacities to a total of 103 investment companies, twenty-nine of which are listed on the New York Stock Exchange, with combined total assets including this Fund of approximately $101 billion as of January 31, 1998. The Investment Manager also manages portfolios of pension plans, other institutions and individuals which aggregated approximately $4 billion at such date.



    The Fund has retained the Investment Manager to provide administrative services, manage its business affairs and manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. InterCapital has retained Dean Witter Services Company Inc. to perform the aforementioned administrative services for the Fund. The Fund's Board of Trustees reviews the various services provided by or under the direction of the Investment Manager to ensure that the Fund's general investment policies and programs are being properly carried out and that administrative services are being provided to the Fund in a satisfactory manner.



    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily at an annual rate of 0.50% of the daily net assets of the Fund up to $500 million, scaled down at various asset levels to 0.25% on assets over $3 billion. For the fiscal year ended December 31, 1997, the Fund accrued total compensation to the Investment Manager amounting to 0.50% of the Fund's average daily net assets and the Fund's total expenses amounted to 0.96% of the Fund's average daily net assets.


INVESTMENT OBJECTIVE AND POLICIES
--------------------------------------------------------------------------------

    The investment objective of the Fund is to provide as high a level of daily income exempt from federal and New York income tax as is consistent with stability of principal and liquidity. It is a fundamental policy of the Fund that at least 80% of its total assets will be invested in tax-exempt Municipal Obligations and at least 65% of the Fund's total assets will be invested in New York Municipal Obligations. The interest on New York Municipal Obligations is exempt from Federal, New York State and New York City income taxes. Municipal Obligations other than New York Municipal Obligations are exempt from Federal tax but not from New York State and New York City taxes. However, certain Municipal Obligations in which the Fund may invest without limit may subject certain investors to the alternative minimum tax and, therefore, a substantial portion of the income produced by the Fund may be taxable for such investors under the alternative minimum tax. The Fund, therefore, may not ordinarily be a suitable investment for investors who are subject to the alternative minimum tax. The suitability of the Fund for these investors will depend upon a comparison of the after-tax yield likely to be provided from the Fund to comparable tax-exempt investments not subject to such tax and also to comparable fully taxable investments in light of each such investor's tax position (see "Dividends, Distributions and Taxes"). This policy and the Fund's investment objective may not be changed without a vote of a majority of the Fund's outstanding voting securities, as defined in the Investment Company Act of 1940, as amended (the "Act"). There is no assurance that the objective will be achieved.

    The Fund seeks to achieve its investment objective by investing in high quality tax-exempt securities with short-term maturities (remaining maturities of thirteen months or less) as follows.

Such securities will include (i) New York Municipal Bonds, New York Municipal Notes and New York Municipal Commercial Paper, which are rated at the time of purchase in one of the two highest rating categories for debt obligations by at least two nationally recognized statistical rating organizations ("NRSROs"), primarily Moody's Investors Service, Inc. ("Moody's") or Standard and Poor's Corporation ("S&P"), or one NRSRO if the obligation is rated by only one NRSRO. Unrated obligations may be purchased if they are determined to be of comparable quality by the Fund's Trustees.


    Up to 35% of the Fund's total assets may be invested in securities exempt from federal income tax but not from New York State and New York City income taxes ("non-New York tax-exempt securities") and up to 20% of the Fund's total assets may be invested in taxable securities. In addition, the Fund may temporarily invest more than 20% of its total assets in taxable securities and more than 35% of its total assets in non-New York tax-exempt securities to maintain a "defensive" posture when, in the opinion of the Investment Manager, prevailing market or financial conditions so warrant. The types of taxable securities in which the Fund may temporarily invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase); (i) obligations of the United States Government or its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's or A-1 by S&P; (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to any of the foregoing portfolio securities.


    Municipal Bonds and Municipal Notes are debt obligations of a state, its cities, municipalities and municipal agencies which generally have maturities, at the time of their issuance, of either one year or more (Bonds) or from six months to three years (Notes). Municipal Commercial Paper refers to short-term obligations of municipalities which may be issued at a discount and are sometimes referred to as Short-Term Discount Notes. Any Municipal Bond or Municipal Note which depends directly or indirectly on the credit of the Federal Government, its agencies or instrumentalities shall be considered to have a Moody's rating of Aaa or a S&P rating of AAA. An obligation shall be considered a New York Municipal Bond, New York Municipal Note or New York Municipal Commercial Paper only if, in the opinion of bond counsel, the interest payable therefrom is exempt from both federal income tax and New York personal income tax.


    The foregoing percentage and rating limitations apply at the time of acquisition of a security based on the last previous determination of the Fund's net asset value. Any subsequent change in any rating by a rating service or change in percentages resulting from market fluctuations or other changes in total assets will not require elimination of any security from the Fund's portfolio. However, in accordance with procedures adopted by the Fund's Trustees pursuant to federal securities regulations governing money market funds, if the Investment Manager becomes aware that a portfolio security has received a new rating from an NRSRO that is below the second highest rating, then, unless the security is disposed of within five days, the Investment Manager will perform a creditworthiness analysis of any such downgraded securities, which will be reported to the Trustees who will, in turn, determine whether the securities continue to present minimal credit risks to the Fund.

    The ratings assigned by NRSROs represent their opinions as to the quality of the securities which they undertake to rate (see the Appendix to the Statement of Additional Information). It should be emphasized, however, that the ratings are general and not absolute standards of quality.

    The two principal classifications of Municipal Bonds, Notes and Commercial Paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other governmental units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multifamily housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

    Included within the revenue bonds category are participations in lease obligations or installment purchase contracts (hereinafter collectively called "lease obligations") of municipalities. State and local governments issue lease obligations to acquire equipment and facilities.

    Lease obligations may have risks not normally associated with general obligation or other revenue bonds. Leases and installment purchase or conditional sale contracts (which may provide for title to the leased asset to pass eventually to the issuer) have developed as a means for governmental issuers to acquire property and equipment without the necessity of complying with the constitutional and statutory requirements generally applicable for the issuance of debt. Certain lease obligations contain "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on an annual or other periodic basis. Consequently, continued lease payments on those lease obligations containing "non-appropriation" clauses are dependent on future legislative actions. If such legislative actions do not occur, the holders of the lease obligation may experience difficulty in exercising their rights, including disposition of the property.

    Certain lease obligations have not yet developed the depth of marketability associated with more conventional municipal obligations, and, as a result, certain of such lease obligations may be considered illiquid securities. To determine whether or not the Fund will consider such securities to be illiquid (the Fund may not invest more than ten percent of its net assets in illiquid securities), the Trustees of the Fund have established guidelines to be utilized by the Fund in determining the liquidity of a lease obligation. The factors to be considered in making the determination include: (1) the frequency of trades and quoted prices for the obligation; (2) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (3) the willingness of dealers to undertake to make a market in the security; and
(4) the nature of the marketplace trades, including the time needed to dispose of the security, the method of soliciting offers, and the mechanics of the transfer.


    The Fund is classified as a non-diversified investment company under the Act. However, as a result of recent amendments adopted by the Securities and Exchange Commission to Rule 2a-7 under the Act, which amendments revised the diversification requirements for tax-exempt money market funds, the Fund can no longer operate as a "non-diversified" fund. Consequently, with respect to 75% of its total assets, the Fund may not invest more than 5% of its total assets in the securities of any one issuer other than the stated exceptions pursuant to Rule 2a-7 under the Act, and, with respect to 25% of its total assets, the Fund may invest more than 5% of its total assets in the securities of any one issuer as provided under Rule 2a-7 under the Act.

    The Fund may invest more than 25% of its total assets in industrial development and pollution control bonds (two kinds of tax-exempt Municipal Bonds) whether or not the users of facilities financed by such bonds are in the same industry. In cases where such users are in the same industry, there may be additional risk to the Fund in the event of an economic downturn in such industry, which may result generally in a lowered need for such facilities and a lowered ability of such users to pay for the use of such facilities.

    The high quality, short-term fixed-income securities in which the Fund principally invests are guaranteed by state and local governments and are subject to minimal risk of loss of income and principal.

PORTFOLIO MANAGEMENT

    Although the Fund will generally acquire securities for investment with the intent of holding them to maturity and will not seek profits through short-term trading, the Fund may dispose of any security prior to its maturity to meet redemption requests. Securities may also be sold when the Fund's Investment Manager believes such disposition to be advisable on the basis of a revised evaluation of the issuer or based upon relevant market considerations. There may be occasions when, as a result of maturities of portfolio securities or sale of Fund shares, or in order to meet anticipated redemption requests, the Fund may hold cash which is not earning income.

    The Fund anticipates that the average weighted maturity of the portfolio will be 90 days or less. The relatively short-term nature of the Fund's portfolio is expected to result in a lower yield than portfolios comprised of longer-term tax-exempt securities.

    VARIABLE RATE AND FLOATING RATE OBLIGATIONS. The interest rates payable on certain Municipal Bonds and Municipal Notes are not fixed and may fluctuate based upon changes in market rates. Municipal obligations of this type are called "variable rate" or "floating rate" obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals or whenever there is a change in the market rate of interest on which the interest rate payable is based.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. The Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis; i.e., delivery and payment can take place a month or more after the date of the transaction. These securities are subject to market fluctuation and no interest accrues to the purchaser prior to settlement. At the time the Fund makes the commitment to purchase such securities, it will record the transaction and thereafter reflect the value, each day, of such securities in determining its net asset value.


    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objective by investing all or substantially all of its assets in another investment company having substantially the same investment objective and policies as the Fund.



    BROKERAGE ALLOCATION. Brokerage commissions are not normally charged on purchases and sales of short-term municipal obligations, but such transactions may involve transaction costs in the form of spreads between bid and asked prices. Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. In addition, the Fund may incur brokerage commissions on transactions conducted through DWR, Morgan Stanley & Co. Incorporated and other broker-dealer affiliates of InterCapital.


SPECIAL CONSIDERATIONS RELATING TO NEW YORK TAX-EXEMPT SECURITIES


    Since the Fund concentrates its investments in New York tax-exempt securities, the Fund is affected by any political, economic or regulatory developments affecting the ability of New York tax-exempt issuers to pay interest or repay principal. Investors should be aware that certain issuers of New York tax-exempt securities have experienced serious financial difficulties in recent years. A reoccurrence of these difficulties may impair the ability of certain New York issuers to maintain debt service on their obligations.

    The fiscal stability of New York State (the "State") is related to the fiscal stability of the State's municipalities, its Agencies and Authorities (which generally finance, construct and operate revenue-producing public benefit facilities). This is due in part to the fact that Agencies, Authorities and local governments in financial trouble often seek State financial assistance. The experience has been that if New York City (the "City") or any of the Agencies or Authorities suffers serious financial difficulty, both the ability of the State, the City, the State's political subdivisions, the Agencies and the Authorities to obtain financing in the public credit markets and the market price of outstanding New York tax-exempt securities are adversely affected.

    Over the long term, the State and City face potential economic problems. The City accounts for a large portion of the State's population and personal income, and the City's financial health affects the State in numerous ways. The City continues to require significant financial assistance from the State. The City depends on State aid both to enable the City to balance its budget and to meet its cash requirements. The State could also be affected by the ability of the City to market its securities successfully in the public credit markets.

    The economic and financial condition of the State also may be affected by various financial, social, economic and political factors. Such factors can be very complex, may vary from fiscal year to fiscal year and are frequently the result of actions taken not only by the State and its agencies and instrumentalities, but also by entities, such as the Federal government, that are not under the control of the State.


    On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P raised its rating outlook to positive and, on August 5, 1996, confirmed its A- rating. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On January 6, 1992, Moody's reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness.


    For a more detailed discussion of New York economic factors, see the Statement of Additional Information.


    The summary information furnished above and in the Statement of Additional Information is based on official statements relating to offerings of New York issuers of municipal securities on or prior to September 29, 1997 with respect to offerings of the State and September 30, 1997 with respect to offerings of the City, and it does not purport to be a complete description of the considerations contained therein. No representation is made as to the accuracy of such information.


INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    The investment restrictions listed below are among the restrictions which have been adopted by the Fund as fundamental policies. Under the Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of the Fund, as defined in the Act.

    For purposes of the following restrictions: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed to be a security issued by the guarantor if the value of all securities issued or guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total assets does not require elimination of any security from the portfolio.

    The Fund may not:

   1. Make loans of money or securities, except: (a) by the purchase of debt obligations in which the Fund may invest consistent with its investment objective and policies; and (b) by investment in repurchase agreements.

   2. Invest 25% or more of the value of its total assets in taxable securities of issuers in any one industry (industrial development and pollution control bonds are grouped into industries based upon the business in which the issuers of such obligations are engaged). This restriction does not apply to obligations issued or guaranteed by the United States Government, its agencies or instrumentalities or to Municipal Obligations, including those issued by the State of New York or its political subdivisions, or to domestic bank obligations.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------


    The Fund offers its own shares for sale to the public on a continuous basis, without a sales charge. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc., (the "Distributor"), an affiliate of the Investment Manager, shares of the Fund are distributed by the Distributor and offered by DWR and other dealers who have entered into agreements with the Distributor ("Selected Broker-Dealers"). The principal executive office of the Distributor is located at Two World Trade Center, New York, New York 10048. The offering price of the shares will be at their net asset value next determined (see "Determination of Net Asset Value" below) after receipt of a purchase order and acceptance by Dean Witter Trust FSB (the "Transfer Agent" or "DWT") in proper form and accompanied by payment in Federal Funds (i.e., monies of member banks within the Federal Reserve System held on deposit at a Federal Reserve
Bank) available to the Fund for investment. Shares commence earning income on the day following the date of purchase. Share certificates will not be issued unless requested in writing by the shareholder.



    To initiate purchase by mail or wire, a completed Investment Application (contained in the Prospectus) must be sent directly to Dean Witter Trust FSB, at P.O. Box 1040, Jersey City, N.J. 07303. Checks should be made payable to the Dean Witter New York Municipal Money Market Trust and sent to Dean Witter Trust FSB at the above address. Purchases by wire must be preceded by a call to the Transfer Agent advising it of the purchase (see Investment Application or the front cover of this Prospectus for the telephone number) and must be wired to The Bank of New York, for credit to the

Account of Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey, Account No. 8900188413. Wire purchase instructions must include the name of the Fund and the shareholder's account number. Purchases made by check are normally effective within two business days for checks drawn on Federal Reserve System member banks, and longer for most other checks. Wire purchases received by the Transfer Agent prior to 12:00 noon, New York time, are normally effective that day, and wire purchases received after 12:00 noon, New York time, are normally effective the next business day. Initial investments must be at least $5,000. Subsequent investments must be $100 or more and may be made through the Transfer Agent. In the case of investments pursuant to (i) Systematic Payroll Deduction Plans, (ii) the InterCapital mutual fund asset allocation program and (iii) fee-based programs approved by the Distributor, pursuant to which participants pay an asset based fee for services in the nature of investment advisory or administrative services, the Fund, in its discretion, may accept investments without regard to any minimum amounts which would otherwise be required, provided, in the case of Systematic Payroll Deduction Plans, that the Distributor has reason to believe that additional investments will increase the investment in all accounts under such Plans to at least $5,000. The Fund will waive the minimum initial investment for the automatic reinvestment of distributions from certain Unit Investment Trusts. The Fund and the Distributor reserve the right to reject any purchase order.


    Sales personnel are compensated for selling shares of the Fund at the time of their sale by the Distributor and/or Selected Broker-Dealer. In add ition, some sales personnel of the Selected Broker-Dealer will receive various types of non-cash compensation as special sales incentives, including trips, educational and/or business seminars and merchandise.

    Orders for the purchase of Fund shares placed by customers through DWR or other Selected Broker-Dealers with payment in clearing house funds will be transmitted to the Fund with payment in Federal Funds on the business day following the day the order is placed by the customer with DWR or another Selected Broker-Dealer. Investors desiring same day effectiveness should wire Federal Funds directly to the Transfer Agent. An order procedure pursuant to which customers can, upon request; (a) have the proceeds from the sale of listed securities invested in shares of the Fund on the day following the day the customer receives such proceeds in his or her DWR or other Selected Broker-Dealer brokerage account; and (b) pay for the purchase of certain listed securities by automatic liquidation of Fund shares owned by the customer. In addition, there is an automatic purchase procedure whereby consenting DWR or another Selected Broker-Dealer customers who are shareholders of the Fund will have free cash credit balances in their DWR or another Selected Broker-Dealer brokerage accounts as of the close of business (4:00 P.M., New York time) on the last business day of each week (where such balances do not exceed $5,000) automatically invested in shares of the Fund the next following business day. Investors with free cash credit balances (i.e., immediately available funds) in brokerage accounts at DWR or other Selected Broker-Dealers will not have any of such funds invested in the Fund until the business day after the customer places an order with DWR or other Selected Broker-Dealers to purchase shares of the Fund and will not receive the daily dividend which would have been received had such funds been invested in the Fund on the day the order was placed with DWR or other Selected Broker-Dealers. Accordingly, DWR or other Selected Broker-Dealers may have the use of such free credit balances during such period.

PLAN OF DISTRIBUTION

    The Fund has entered into a Plan of Distribution with the Distributor, pursuant to Rule 12b-1 under the Act, whereby the expenses of certain activities in connection with the distribution of the Fund's shares are reimbursed. The principal activities and services which may be provided by the Distributor, DWR, its affiliates or any other Selected Broker-Dealers under the Plan include: (1) compensation to, and expenses of, DWR's and other Selected Broker-Dealers' account executives and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements. Reimbursements for these services will be made in monthly payments by the Fund which will in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the Fund's average daily net assets. For the fiscal year ended December 31, 1997, the fee accrued was equal to payment at an annual rate of 0.10% of the Fund's average daily net assets. Expenses incurred pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year.


DETERMINATION OF NET ASSET VALUE

    The net asset value per share of the Fund is determined as of 4:00 p.m. New York time on each day that the New York Stock Exchange is open (or, on days when the New York Stock Exchange closes prior to 4:00 p.m., at such earlier time) by taking the value of all assets of the Fund, subtracting its liabilities and dividing by the number of shares outstanding. The net asset value per share will not be determined on Good Friday and on such other federal and non-federal holidays as are observed by the New York Stock Exchange.

    The Fund utilizes the amortized cost method in valuing its portfolio securities, which method involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00. However, there can be no assurance that the $1.00 net asset value will be maintained.

SHAREHOLDER SERVICES
--------------------------------------------------------------------------------

    SYSTEMATIC WITHDRAWAL PLAN. A systematic withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of at least $5,000. The plan provides for monthly or quarterly (March, June, September, December) checks in any dollar amount not less than $25, or in any whole percentage of the account balance, on an annualized basis. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent, or amounts credited to a shareholder's DWR or other Selected Broker-Dealer brokerage account, within five days after the date of redemption. A shareholder wishing to make this election should do so on the Investment Application. The withdrawal plan may be terminated at any time by the Fund.

    EASYINVEST-SM-. Shareholders may subscribe to EasyInvest, an automatic purchase plan which provides for any amount from $100 to $5,000 to be transferred automatically from a checking or savings account, on a semi-monthly, monthly or quarterly basis, to the Transfer Agent for investment in shares of the Fund. Shares purchased through EasyInvest will be added to the shareholder's existing account at the net asset value calculated the same business day the transfer of funds is effected.


    TARGETED DIVIDENDS. In states where it is legally permissible, shareholders may elect to have all shares of the Fund earned as a result of dividends paid in any given month redeemed as of the end of the month and invested in shares of any other designated open-end investment company for which InterCapital serves as investment manager (collectively, with the Fund, the "Dean Witter Funds"), other than Dean Witter New York Municipal Money Market Trust, at the net asset value per share of the selected Dean Witter Fund determined as of the last business day of the month, without the imposition of any applicable front-end sales charge or without the imposition of any applicable contingent deferred sales charge upon ultimate redemption. All such shares invested will begin to earn dividends, if any, in the selected Dean Witter Fund on the first business day of the succeeding month. Shareholders of the Fund must be shareholders of the selected Class of the Dean Witter Fund targeted to receive investments from dividends at the time they enter the Targeted Dividends program. Investors should review the prospectus of the targeted Dean Witter Fund before entering the program.



    EXCHANGE PRIVILEGE. An "Exchange Privilege," that is, the privilege of exchanging shares of certain Dean Witter Funds for shares of the Fund, exists whereby shares of Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds"), shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"), and shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a contingent deferred sales charge ("CDSC"), may be exchanged for shares of the Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust and Dean Witter Liquid Asset Fund Inc. (which five funds are called "money market funds"), and for shares of Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund and Dean Witter Intermediate Term U.S. Treasury Trust (the foregoing nine funds, including the Fund, are referred to herein as the "Exchange Funds"). Shares of the Exchange Funds received in an exchange for shares of a Dean Witter Multi-Class Fund may be redeemed and exchanged only for shares of the corresponding Class of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, provided that shares of the Exchange Funds received in an exchange for Class A shares of a Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of a FSC Fund, and shares of the Exchange Funds received in an exchange for Class B shares of a Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of Global Short-Term. In addition, shares of the Exchange Funds received in an exchange for shares of a FSC Fund may be redeemed and exchanged for Class A shares of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, and shares of the Exchange Funds received in an exchange for shares of Global Short-Term may be redeemed and exchanged for Class B shares of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds.



    When exchanging into a money market fund, shares of the Multi-Class Fund, the FSC Fund, Global Short-Term or the Exchange Fund are redeemed at their next calculated net asset value and exchanged for shares of the money market fund at their net asset value determined the following business day. An exchange to an Exchange Fund that is not a money market fund is on the basis of the next calculated net asset value per share of each fund after the exchange order is received. Ultimately, any applicable CDSC will have to be paid upon redemption of shares originally purchased from Global Short-Term or a Class of a Dean Witter Multi-Class Fund that imposes a CDSC. (If shares of an Exchange Fund received in exchange for shares originally purchased from Global Short-Term or Class B of a Dean Witter Multi-Class Fund are exchanged for shares of Global Short-Term or another Dean Witter Multi-Class Fund having a different CDSC schedule from that of Global Short-Term or the Dean Witter Multi-Class Fund from which the Exchange Fund shares were acquired, the shares will be subject to the higher CDSC schedule.) During the period of time the shares originally purchased from Global Short-Term or from a Class of a Dean Witter Multi-Class Fund that imposes a CDSC remain in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were acquired), the holding period (for the purpose of determining the rate of the CDSC) is frozen. If those shares are subsequently reexchanged for shares of a Dean Witter Multi-Class Fund or Global Short-Term, the holding period previously frozen when the first exchange was made resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or shares of Global Short-Term are reacquired. Thus, the CDSC is based upon the time (calculated as described above) the shareholder was invested in shares of a Dean Witter Multi-Class Fund or in shares of Global Short-Term. In the case of exchanges of Class A shares of a Dean Witter Multi-Class Fund that are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in shares of a FSC Fund. In the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon a redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares (see "Purchase of Fund Shares--Plan of Distribution" in the respective Exchange Fund Prospectus for a description of Exchange Fund distribution fees). Exchanges may be made after the shares of the fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days. There is no waiting period for exchanges of shares acquired by exchange or dividend reinvestment.


    Exchange Privilege accounts may also be maintained for shareholders of the money market funds who acquired their shares in exchange for shares of various TCW/DW Funds, a group of funds distributed by the Distributor for which TCW Funds Management, Inc. serves as Adviser, under the terms and conditions described in the Prospectus and Statement of Additional Information of each TCW/DW Fund.


    ADDITIONAL INFORMATION REGARDING EXCHANGES. Purchases and exchanges should be made for investment purposes only. A pattern of frequent exchanges may be deemed by the Investment Manager to be abusive and contrary to the best interests of the Fund's other shareholders and, at the Investment Manager's discretion, may be limited by the Fund's refusal to accept additional purchases and/ or exchanges from the investor. Although the Fund does not have any specific definition of what constitutes a pattern of frequent exchanges, and will consider all relevant factors in determining whether a particular situation is abusive and contrary to the best interests of the Fund and its other shareholders, investors should be aware that the Fund and each of the other Dean Witter Funds may in their discretion limit or otherwise restrict the number of times this Exchange Privilege may be exercised by any investor. Any such restriction will be made by the Fund on a prospective basis only, upon notice to the shareholder not later than ten days following such shareholder's most recent exchange.



    The Exchange Privilege may be terminated or revised at any time by the Fund and/or any of such Dean Witter Funds for which shares of the Fund have been exchanged, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months prior written notice of termination will be given to the shareholders who hold shares of the Exchange Funds or TCW/DW North American Government Income Trust pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised without notice under certain unusual circumstances. Shareholders maintaining margin accounts with DWR or other Selected Broker-Dealers are referred to their account executive regarding restrictions on exchange of shares of the Fund pledged in their margin account.



    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain one and read it carefully before investing. Exchanges are subject to the minimum investment requirement of each Class of shares and any other conditions imposed by each fund. In the case of any shareholder holding a share certificate or certificates, no exchanges may be made until all applicable share certificates have been received by the Transfer Agent and deposited in the shareholder's account. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares on which the shareholder has realized a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


    If DWR or another Selected Broker-Dealer is the current dealer of record and its account numbers are part of the account information, shareholders may initiate an exchange of shares of the Fund for shares of any of the above Dean Witter Funds pursuant to this Exchange Privilege by contacting their DWR or other Selected Broker-Dealer account executive (no Exchange Privilege Authorization Form is required). Other shareholders (and those shareholders who are clients of DWR or another Selected Broker-Dealer but who wish to make exchanges directly by writing or telephoning the Transfer Agent) must complete and forward to the Transfer Agent an Exchange Privilege Authorization Form, copies of which may be obtained from the Transfer Agent, to initiate an exchange. If the Authorization Form is used, exchanges may be made in writing or by contacting the Transfer Agent at (800) 869-NEWS (toll-free). The Fund will employ reasonable procedures to confirm that exchange instructions communicated over the telephone are genuine. Such procedures may include requiring various forms of personal identification such as name, mailing address, social security or other tax identification number and DWR or other Selected Broker-Dealer account number (if any). Telephone instructions may also be recorded. If such procedures are not employed, the Fund may be liable for any losses due to unauthorized or fraudulent instructions. Telephone exchange instructions will be accepted if received by the Transfer Agent between 9:00 a.m. and 4:00 p.m. New York time, on any day the New York Stock Exchange is open. Any shareholder wishing to make an exchange who has previously filed an Exchange Privilege Authorization Form and who is unable to reach the Fund by telephone should contact his or her DWR or other Selected Broker-Dealer account executive, if appropriate, or make a written exchange request. Shareholders are advised that during periods of drastic economic or market changes, it is possible that the telephone exchange procedures may be difficult to implement, although this has not been the experience of the Dean Witter Funds in the past.

    For further information regarding the Exchange Privilege shareholders should contact their DWR or other Selected Broker-Dealer account executive or the Transfer Agent.

REDEMPTION AND REPURCHASE OF FUND SHARES
--------------------------------------------------------------------------------

    A shareholder may withdraw all or any of his or her investments at any time, without penalty or charge, by redeeming shares through the Transfer Agent at the net asset value per share next determined (see "Purchase of Fund
Shares--Determination of Net Asset Value") after the receipt of a redemption request meeting the applicable requirements as follows (all of which are subject to the General Redemption Requirements set forth below):

1. BY CHECK

    The Transfer Agent will supply blank checks to any shareholder who has requested them on an Investment Application. The shareholder may make checks payable to the order of anyone in any amount not less than $500 (checks written in amounts under $500 will not be honored by the Transfer Agent). Shareholders must sign checks exactly as their shares are registered. If the account is a joint account, the check may contain one signature unless the joint owners have specified on an Investment Application that all owners are required to sign checks. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by check.

    Shares will be redeemed at their net asset value next determined (see "Purchase of Fund Shares-- Determination of Net Asset Value") after receipt by the Transfer Agent of a check which does not exceed the value of the account. Payment of the proceeds of a check will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. Shares purchased by check (including a certified or bank cashier's check) are not normally available to cover redemption checks until fifteen days after receipt of the check used for investment by the Transfer Agent. The Transfer Agent will not honor a check in an amount exceeding the value of the account at the time the check is presented for payment.

2. BY TELEPHONE OR WIRE INSTRUCTIONS WITH PAYMENT TO PREDESIGNATED BANK ACCOUNT

    A shareholder may redeem shares by telephoning or sending wire instructions to the Transfer Agent. Payment will be made by the Transfer Agent to the shareholder's bank account at any commercial bank designated by the shareholder in an Investment Application, by wire if the amount is $1,000 or more and the shareholder so requests, and otherwise by mail. Normally, the Transfer Agent will transmit payment the next business day following receipt of a request for redemption in proper form. Only shareholders having accounts in which no share certificates have been issued will be permitted to redeem shares by telephone or wire instructions.

    DWR and other participating Selected Broker-Dealers have informed the Distributor and the Fund that, on behalf of and as agent for their customers who are shareholders of the Fund, they will transmit to the Fund requests for redemption of shares owned by their customers. In such cases, the Transfer Agent will wire proceeds of redemptions to DWR's or another Selected Broker-Dealer's bank account for credit to the shareholders' accounts the following business day. DWR and other participating Selected Broker-Dealers have also informed the Distributor and the Fund that they do not charge for this service.

    Redemption instructions must include the shareholder's name and account number and be wired or called to the Transfer Agent:
    --800-869-NEWS (toll-free)
    --Telex No. 125076

3. BY MAIL


    A shareholder may redeem shares by sending a letter to Dean Witter Trust FSB, P.O. Box 983, Jersey City, NJ 07303, requesting redemption and surrendering share certificates if any have been issued.


    Redemption proceeds will be mailed to the shareholder at his or her registered address or mailed or wired to his or her predesignated bank account, as he or she may request. Proceeds of redemption may also be sent to some other person, as requested by the shareholder.

GENERAL REDEMPTION REQUIREMENTS


    Written requests for redemption must be signed by the registered shareholder(s). If the proceeds are to be paid to anyone other than the registered shareholder(s) or sent to any address other than the shareholder's registered address or predesignated bank account, signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (shareholders should contact the Transfer Agent for a determination as to whether a particular institution is an eligible guarantor), except in the case of redemption by check. Additional documentation may be required where shares are held by a corporation, partnership, trustee or executor. With regard to shares of the Fund acquired pursuant to the Exchange Privilege, any applicable CDSC will be imposed upon the redemption of such shares (see "Purchase of Fund Shares--Exchange Privilege").



    If shares to be redeemed are represented by a share certificate, the request for redemption must be accompanied by the share certificate and a share assignment form signed by the registered shareholder(s) exactly as the account is registered. Shareholders are advised, for their own protection, to send the share certificate and assignment form in separate envelopes (if they are being mailed and not hand delivered) to the Transfer Agent. Signatures must be guaranteed by an eligible guarantor acceptable to the Transfer Agent (see above). Additional documentation may be required where shares are held by a corporation, partnership, trustee or executor.



    All requests for redemption, all share certificates and all share assignments should be sent to Dean Witter Trust FSB, P.O. Box 983, Jersey City, NJ 07303.


    Generally, the Fund will attempt to make payment for all redemptions and repurchases within one business day, but in no event later than seven days after receipt of such redemption request in proper form. However, if the shares being redeemed or repurchased were purchased by check (including a certified or bank cashier's check), payment may be delayed for the minimum time needed to verify that the check used for investment has been honored (not more than fifteen days from the time of receipt of the check by the Transfer Agent). In addition, the Fund may postpone redemptions or repurchases at certain times when normal trading is not taking place on the New York Stock Exchange.


    The Fund reserves the right, on sixty days' notice, to redeem at their net asset value the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholder have a value of less than $1,000, or such lesser amount as may be fixed by the Board of Trustees.


AUTOMATIC REDEMPTION PROCEDURE

    The Distributor has instituted an automatic redemption procedure which it may utilize to satisfy amounts due it by a shareholder maintaining a brokerage account with DWR or another Selected Broker-Dealer, as a result of purchases of securities or other transactions in the shareholder's brokerage account. Under this procedure, if the shareholder elects to participate by so notifying DWR or another Selected Broker-Dealer, the shareholder's DWR or other Selected Broker-Dealer brokerage account will be scanned each business day prior to the close of business (4:00 P.M., New York time). After application of any cash balances in the account, a sufficient number of Fund shares may be redeemed at the close of business to satisfy any amounts for which the shareholder is obligated to make payment to DWR or other Selected Broker-Dealer. Redemptions will be effected on the business day preceding the date the shareholder is obligated to make such payment, and DWR or other Selected Broker-Dealer will receive the redemption proceeds on the day following the redemption date. Shareholders will receive all dividends declared and reinvested through the date of redemption.


EASYINVEST-SM---AUTOMATIC REDEMPTION



    Shareholders may invest in shares of certain other Dean Witter Funds by subscribing to EasyInvest, an automatic purchase plan which provides for the automatic investment of any amount from $100 to $5,000 in shares of the specified fund.

Under EasyInvest, a shareholder may direct that a sufficient number of shares of the Fund be automatically redeemed and the proceeds transferred automatically to the Dean Witter Funds' Transfer Agent on a semi-monthly, monthly or quarterly basis, for investment in shares of the specified fund. Redemptions will be effected on the business day preceding the investment date and the Transfer Agent will receive the proceeds for investment on the day following the redemption date.


DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    DIVIDENDS AND DISTRIBUTIONS. The Fund declares dividends, payable on each day the New York Stock Exchange is open for business, of all of its daily net investment income to shareholders of record as of the close of business the preceding business day. Dividends from net short-term capital gains, if any, will be paid periodically. The amount of dividend may fluctuate from day to day and may be omitted on some days if net realized losses on portfolio securities exceed the Fund's net investment income. Dividends are declared and automatically reinvested daily in additional full and fractional shares of the Fund (rounded to the last 1/100 of a share) at the net asset value per share at the close of business on that day. Any dividends declared in the last quarter of any calendar year which are paid in the following calendar year prior to February 1 will be deemed received by the shareholder in the prior year.

    Shareholders may instruct the Transfer Agent (in writing) to have their dividends paid out monthly in cash. For such shareholders, the shares reinvested and credited to their account during the month will be redeemed as of the close of business on the monthly payment date (which will be no later than the last business day of the month) and the proceeds will be paid to them by check. Processing of dividend checks begins immediately following the monthly payment date. Shareholders who have requested to receive dividends in cash will normally receive their monthly dividend check during the first ten days of the following month.

    Share certificates for dividends or distributions will not be issued unless a shareholder requests in writing that a certificate be issued for a specific number of shares.

    TAXES. Because the Fund intends to distribute substantially all of its net investment income and net capital gains, if any, to shareholders, and intends to otherwise comply with all the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), to qualify as a regulated investment company, it is not expected that the Fund will be required to pay any federal income tax.

    The Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its total assets in tax-exempt securities. If the Fund satisfies such requirement, dividends from net investment income to shareholders, whether taken in cash or reinvested in additional Fund shares, will be excludable from gross income for federal income tax purposes to the extent net interest income is represented by interest on tax-exempt securities. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

    The Code subjects interest received on certain otherwise tax-exempt securities to an alternative minimum tax. This alternative minimum tax applies to interest received on "private activity bonds" (in general, bonds that benefit non-government entities) issued after August 7, 1986 which, although tax-exempt, are used for purposes other than those generally performed by governmental units (e.g., bonds used for commercial or housing purposes). Income received on such bonds is classified as a "tax preference item" under the alternative minimum tax, for both individual and corporate investors.

                                                                                                    5 5 0 --
                                                                                                    for office
                                                                                                    use only

                                                                            Dean
Witter
                                                                             New
York
Municipal
                                                                           Money
Market

                                                                          [LOGO]
APPLICATION
Trust
Dean Witter New York Municipal Money Market Trust

Send to: Dean Witter Trust FSB (the "Transfer Agent"), P.O. Box 1040, Jersey City, NJ 07303



INSTRUCTIONS          For assistance in completing this application, telephone Dean Witter Trust FSB at (800) 869-NEWS (Toll-Free).
TO REGISTER


[REMOVE APPLICATION CAREFULLY]

SHARES                1.
(please print)
                               First          Last
                               Name           Name
-As joint tenants,
  use line 1 & 2      2.
                               First          Last
                               Name           Name
                          (Joint tenants with
                          rights of survivorship
                          unless otherwise
                          specified)

                                                   Social
                                                   Security
                                                   Number
-As custodian
  for a minor,        3.
  use lines 1 & 3
                                          Minor's
                                          Name
                          Under the  Uniform      Minor's
                          Gifts to Minors Act     Social
                                                  Security
                                                  Number
                          State of Residence of
                          Minor
-In the name of a
  corporation,        4.
  trust,
  partnership
  or other                           Name of Corporation,
                                       Trust (including
                                     trustee name(s)) or
                                      Other Organization
  institutional
  investors, use
  line 4
                          If Trust, Date of          Tax
                          Trust Instrument:       Identification
                                                  Number
ADDRESS
                                              City                                        State
                          Code

TO PURCHASE
SHARES:
Minimum Initial       / / CHECK (enclosed) $ (Make Payable to Dean
Investment:           Witter New York Municipal Money Market Trust)
$5,000                / / WIRE*  On           MF*
                              (Date)                            (Control
                      number, this transaction)


            Name of Bank                                Branch
            Address
            Telephone Number
            * For an initial investment made by wiring funds,
            obtain a control number by calling: (800) 869-NEWS
            (Toll-Free) or (201) 413-7067.
             Your bank should wire to:
            Bank of New York for credit to account of Dean
            Witter Trust FSB


            Account Number: 8900188413
            Re: Dean Witter New York Municipal Money Market
            Trust
            Account Of:
                         (Investor's Account as Registered at
             the Transfer Agent)
            Control or Account Number:
                                          (Assigned by
             Telephone)
                                                OPTIONAL SERVICES

            NOTE: If you are a current shareholder of Dean Witter New York Municipal Market Trust, please indicate your fund account number here.
            [5] [5] [0] -

DIVIDENDS   All dividends will be reinvested daily in additional shares, unless the following option is selected:
            / / Pay income dividends by check at the end of each month.
WRITE YOUR  / / Send an initial supply of checks.
OWN         FOR JOINT ACCOUNTS:
CHECK       / / Check this box if all owners are required to sign checks.
SYSTEMATIC  / / Systematic Withdrawal Plan  / / Percentage of balance (annualized basis)
WITHDRAWAL  ($25 minimum)                   % / / Monthly or / / Quarterly
PLAN        $ / / Monthly or / / Quarterly  / / 10th    or / / 25th of Month/Quarter
Minimum     / / 10th    or / / 25th of
Account     Month/Quarter
Value:      / / Pay shareholder(s) at
$5,000      address of record.
            / / Pay to the following: (If this payment option is selected a signature guarantee is required)

            Name
            Address
            City                                                   State                                                   Zip
            Code

                            / /  Dean Witter Trust FSB is hereby authorized to honor telephonic or other instructions,
PAYMENT TO                  without  signature guarantee, from any  person for the redemption of  any or all shares of
PREDESIGNATED                    Dean Witter New York Municipal Money Market  Trust held in my (our) account  provided
BANK ACCOUNT                     that  proceeds are transmitted  only to the  following bank account.  (Absent its own negligence, neither Dean Witter New York Municipal Money Market Trust nor Dean Witter
                                 Trust FSB  (the  "Transfer Agent")  shall  be liable  for  any redemption  caused  by unauthorized instruction(s)):
Bank Account must be in
same  name  as  shares  are
registered
                            NAME & BANK ACCOUNT NUMBER
Minimum Amount:
$1,000                      NAME OF BANK
                            ADDRESS OF BANK
                            ()
                            TELEPHONE NUMBER OF BANK
                                                             SIGNATURE AUTHORIZATION
FOR ALL ACCOUNTS            NOTE: RETAIN A COPY OF THIS DOCUMENT FOR YOUR RECORDS. ANY MODIFICATION OF THE INFORMATION
                            BELOW  WILL REQUIRE AN AMENDMENT TO  THIS FORM. THIS DOCUMENT IS  IN FULL FORCE AND EFFECT
                            UNTIL ANOTHER DULY EXECUTED FORM IS RECEIVED BY THE TRANSFER AGENT.
                            The "Transfer Agent"  is hereby authorized  to act as  agent for the  registered owner  of shares  of Dean  Witter New York  Municipal Money  Market Trust (the  "Fund") in effecting redemptions of shares and is authorized to recognize the signature(s) below in payment  of funds  resulting from such redemptions on behalf  of the registered owners of such shares.
                            The Transfer Agent  shall be liable  only for its  own negligence and  not for default  or negligence  of its correspondents, or for losses in  transit. The Fund shall not be liable for any default or negligence of the Transfer Agent.
                            I (we) certify to my (our) legal capacity, or the capacity of the investor named above, to invest in and redeem shares of, and I (we) acknowledge receipt of a current prospectus of,
                            Dean Witter  New York  Municipal Money  Market Trust  and (we)  further certify  my  (our)
                            authority to sign and act for and on behalf of the investor.
                            Under penalties of perjury, I certify (1) that the number shown on this form is my correct taxpayer  identification number and (2) that I am not subject to backup withholding either because I have not been notified that I am subject to backup withholding as a result of  a failure  to report all interest or dividends, or the Internal Revenue Service has notified me that I am no longer subject to  backup withholding. (Note: You must cross out item  (2)
                            above  if  you  have  been notified  by  IRS  that  you are  currently  subject  to backup withholding because of underreporting interest or dividends on your tax return.)
                            For Individual, Joint and Custodial Accounts for Minors, Check Applicable Box:
                            / / I am a United States Citizen.                     / / I am not a United States
                            Citizen.
                                                  SIGNATURE(S) (IF JOINT TENANTS, ALL MUST SIGN)


PAYMENT TO
PREDESIGNATED
BANK ACCOUNT

Bank Account must be in
same  name  as  shares  ar
registered
                              BANK'S ROUTING TRANSMIT
                                       CODE
                                  (ASK YOUR BANK)
Minimum Amount:
$1,000

FOR ALL ACCOUNTS



Name(s) must be
signed exactly the
same as shown on
lines 1 to 4 on the
reverse side of this
application
                          SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           SIGNATURE MUST BE KEPT WITHIN ABOVE AREA
                          SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           SIGNATURE MUST BE KEPT WITHIN ABOVE AREA
                      SIGNED THIS  DAY OF , 19.
                                         FOR CORPORATIONS, TRUSTS, PARTNERSHIPS AND OTHER ORGANIZATIONS
                      The following  named  persons  are  currently  officers/trustees/general  partners/other  authorized signatories  of the Registered  Owner, and any  * of them  ("Authorized Person(s)") is/are currently authorized under  the applicable  governing document  to  act with  full power  to sell,  assign  or transfer  securities  of the  the Fund  for  the Registered  Owner and  to  execute and  deliver any instrument necessary to effectuate the authority hereby conferred:
                                         NAME/TITLE                                          SIGNATURE
In addition,
complete
Section A or B
below.
                          SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           SIGNATURE MUST BE KEPT WITHIN ABOVE AREA
                          SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           SIGNATURE MUST BE KEPT WITHIN ABOVE AREA
                          SIGNATURE MUST BE KEPT WITHIN ABOVE AREA           SIGNATURE MUST BE KEPT WITHIN ABOVE AREA
                      SIGNED THIS  DAY OF , 19.
                      The Transfer Agent may, without inquiry, act  only upon the instruction of ANY PERSON(S)  purporting to  be (an) Authorized  Person(s) as named in  the Certification Form last  received by the Transfer
                      Agent. The Transfer Agent and the Fund shall not be liable for any claims, expenses (including legal fees) or losses  resulting from  the Transfer  Agent having  acted upon  any instruction  reasonably believed genuine.
                      *INSERT  A NUMBER. UNLESS OTHERWISE INDICATED, THE TRANSFER  AGENT MAY HONOR INSTRUCTIONS OF ANY ONE
                      OF THE PERSONS NAMED ABOVE.

SECTION (A)           NOTE: EITHER A SIGNATURE GUARANTEE OR CORPORATE SEAL IS REQUIRED.
CORPORATIONS AND IN-
CORPORATED
ASSOCIATIONS ONLY.    I, , Secretary of the Registered Owner, do hereby  certify that at a meeting on at which a  quorum
SIGN ABOVE AND COM-   was  present throughout, the Board of Directors of the corporation/the officers of the association
PLETE THIS            duly adopted a resolution, which is in full force and effect and in accordance with the Registered
SECTION               Owner's charter and  by-laws, which resolution  did the following:  (1) empowered the  above-named
                      Authorized  Person(s) to  effect securities  transactions for  the Registered  Owner on  the terms described above; (2) authorized the Secretary to certify, from time to time, the names and  titles of  the officers of the Registered  Owner and to notify the  Transfer Agent when changes in office occur; and (3) authorized the  Secretary to certify that such  a resolution has been duly  adopted and  will  remain in  full force  and effect  until the  Transfer Agent  receives a  duly executed amendment to the Certification Form.
SIGNATURE
GUARANTEE**           Witness my hand on behalf of the corporation/association this day of , 19.
(or Corporate Seal)
                                                                 Secretary**
                      The undersigned officer (other than the Secretary) hereby certifies that the foregoing  instrument has been signed by the Secretary of the
                      corporation/association.
SIGNATURE
GUARANTEE**
(or Corporate Seal)                  Certifying Officer of the Corporation or Incorporated Association**
SECTION (B) ALL                                    NOTE: A SIGNATURE GUARANTEE IS REQUIRED.
OTHER
INSTITUTIONAL
INVESTORS                                                         Certifying
SIGNATURE                                          Trustee(s)/General Partner(s)/Other(s)**
GUARANTEE**
SIGN ABOVE AND COM-                                               Certifying
PLETE THIS SECTION                                 Trustee(s)/General Partner(s)/Other(s)**
                      **SIGNATURE(S) MUST BE GUARANTEED BY AN ELIBIGLE GUARANTOR

DEALER                          Above signature(s) guaranteed. Prospectus has been delivered by undersigned to above-named applicant(s).
(if any)
Completion by dealer only
                                Firm Name
                                Address
                                City, State, Zip Code

DEALER
(if any)
Completion by dealer only
                                Office Number-Account Number at Dealer-A/E Number
                                Account Executive's Last Name
                                Branch Office

-Registered Trademark- 1998 Dean Witter Distributors Inc.

The Fund may invest without limit in such "private activity bonds," with the result that a substantial portion of the exempt-interest dividends paid by the Fund may be an item of tax preference to shareholders subject to the alternative minimum tax. In addition, certain corporations which are subject to the alternative minimum tax may have to include a portion of exempt-interest dividends in calculating their alternative minimum taxable income in situations where the adjusted current earnings of the corporation exceeds its alternative minimum taxable income.


    After the end of its calendar year, the shareholders will be sent a statement indicating the percentage of the dividend distributions for such taxable year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and the percentage, if any, of the exempt-interest dividends which constitutes an item of tax preference. (Unlike federal law, no portion of the exempt-interest dividends will constitute an item of tax preference for New York personal income tax purposes.) This percentage should be applied uniformly to any distributions made during the taxable year to determine the proportion of dividends that is tax-exempt. The percentage may differ from the percentage of tax-exempt dividend distributions for any particular month. Shareholders will also be notified of their proportionate share of long-term capital gains distributions that are eligible for a reduced rate of tax under the Taxpayer Relief Act of 1997.


    To the extent that dividends are derived from interest on New York tax-exempt securities, such dividends will also be exempt from New York State and New York City personal income taxes. Shareholders will normally be subject to federal and New York State and New York City personal income tax on dividends paid from interest income derived from taxable securities and on distributions of net capital gains. For federal and New York State or New York City income tax purposes, distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or in cash. To avoid being subject to a 31% backup withholding tax on taxable dividends and capital gains distributions and the proceeds of redemptions and repurchases, shareholders' taxpayer identification numbers must be furnished and certified as to accuracy.

    Interest on indebtedness incurred by shareholders or related parties to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, will not be deductible by the investor for federal or New York State or New York City personal income tax purposes.

    The foregoing relates to federal income taxation and to New York State and New York City personal income taxation as in effect as of the date of this Prospectus.

    Shareholders should consult their tax advisers as to the applicability of the above to their own tax situation.

CURRENT AND EFFECTIVE YIELD


    From time to time the Fund advertises its "yield" and "effective yield." Both yield figures are based on historical earnings and are not intended to indicate future performance. The "yield" of the Fund refers to the income generated by an investment in the Fund over a given seven-day period (which period will be stated in the advertisement). This income is then "annualized." That is, the amount of income generated by the investment during that seven-day period is assumed to be generated each seven-day period within a 365-day period and is shown as a percentage of the investment. The "effective yield" for a seven-day period is calculated similarly, but, when annualized, the income earned by an investment in the Fund is assumed to be reinvested each week within a 365-day period. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment. The Fund's yield for the seven days ended December 31, 1997 was 3.14%. The effective annual yield on 3.14% is 3.19%, assuming daily compounding. The Fund may also quote tax-equivalent yield which is calculated by determining the pre-tax yield which, after being taxed at a stated rate, would be equivalent to the yield determined as described above. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund.


ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

    VOTING RIGHTS. All shares of beneficial interest of the Fund are of $0.01 par value and are equal as to earnings, assets and voting privileges.


    The Fund is not required to hold Annual Meetings of Shareholders and, in ordinary circumstances, the Fund does not intend to hold such meetings. The Trustees may call Special Meetings of Shareholders for action by shareholder vote as may be required by the Act or the Declaration of Trust. Under certain circumstances, the Trustees may be removed by action of the Trustees or by the Shareholders.


    Under Massachusetts law, shareholders of a business trust may, under certain circumstances, be held personally liable as partners for obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Fund, requires that notice of such disclaimer be given in each instrument entered into or executed by the Fund and provides for indemnification and reimbursement of expenses out of the Fund's property for any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations. Given the above limitations on shareholder personal liability and the nature of the Fund's assets and operations, the possibility of the Fund being unable to meet its obligations is remote and, in the opinion of Massachusetts counsel to the Fund, the risk to Fund shareholders of personal liability is remote.

    CODE OF ETHICS. Directors, officers and employees of InterCapital, Dean Witter Services Company Inc. and the Distributor are subject to a strict Code of Ethics adopted by those companies. The Code of Ethics is intended to ensure that the interests of shareholders and other clients are placed ahead of any personal interest, that no undue personal benefit is obtained from a person's employment activities and that actual and potential conflicts of interest are avoided. To achieve these goals and comply with regulatory requirements, the Code of Ethics requires, among other things, that personal securities transactions by employees of the companies be subject to an advance clearance process to monitor that no Dean Witter Fund is engaged at the same time in a purchase or sale of the same security. The Code of Ethics bans the purchase of securities in an initial public offering and prohibits engaging in futures and options transactions and profiting on short-term trading (that is, a purchase within sixty days of a sale or a sale within sixty days of a purchase) of a security. In addition, investment personnel may not purchase or sell a security for their personal account within thirty days before or after any transaction in any Dean Witter Fund managed by them. Any violations of the Code of Ethics are subject to sanctions, including reprimand, demotion or suspension or termination of employment. The Code of Ethics comports with regulatory requirements and the recommendations in the 1994 report by the Investment Company Institute Advisory Group on Personal Investing.


    MASTER/FEEDER CONVERSION. The Fund reserves the right to seek to achieve its investment objective by investing all of its investable assets in a non-diversified, open-end management investment company having the same investment objective and policies and substantially the same investment restrictions as those applicable to the Fund.

    YEAR 2000. The investment management services provided to the Fund by the Investment Manager and the services provided to shareholders by the Distributor and the Transfer Agent depend on the smooth functioning of their computer systems. Many computer software systems in use today cannot recognize the year 2000, but revert to 1900 or some other date, due to the manner in which dates were encoded and calculated. That failure could have a negative impact on the handling of securities trades, pricing and account services. The Investment Manager, the Distributor and the Transfer Agent have been actively working on necessary changes to their own computer systems to prepare for the year 2000 and expect that their systems will be adapted before that date, but there can be no assurance that they will be successful, or that interaction with other non-complying computer systems will not impair their services at that time.



    SHAREHOLDER INQUIRIES. All inquiries regarding the Fund should be directed to the Fund or the Transfer Agent at one of the telephone numbers or at the address set forth on the front cover of this Prospectus.

DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997


PRINCIPAL
AMOUNT IN                                                                                  COUPON  DEMAND
THOUSANDS                                                                                  RATE+   DATE*       VALUE
-----------------------------------------------------------------------------------------------------------------------
           NEW YORK TAX-EXEMPT SHORT-TERM VARIABLE RATE MUNICIPAL OBLIGATIONS (61.1%)
$    400   Babylon Industrial Development Agency, OFS Equity of Babylon
             Ser 1989 (AMT)..............................................................  5.00%  01/02/98  $   400,000
   1,600   New York City Cultural Resources Trust, Solomon R. Guggenheim
             Foundation Ser 1990 B.......................................................  4.75   01/02/98    1,600,000
   1,000   New York City Housing Development Corporation, Multi-family 1994 Ser A........  3.60   01/08/98    1,000,000
           New York City Industrial Development Agency,
   1,600     Brooklyn Navy Yard Cogen Ser 1995 A (AMT)...................................  4.25   01/08/98    1,600,000
   1,000     Korean Airlines Co Ser 1997 A (AMT).........................................  3.60   01/08/98    1,000,000
     600     National Audubon Society Inc Ser 1989.......................................  4.75   01/02/98      600,000
     900     The Berkeley Carroll School Ser 1993........................................  3.60   01/08/98      900,000
     800     The Calhoun School Inc Ser 1990.............................................  4.00   01/08/98      800,000
     950     The Columbia Grammar & Preparatory School Ser 1994..........................  3.60   01/08/98      950,000
   2,200   New York Local Government Assistance Corporation, Ser 1994 B..................  3.50   01/08/98    2,200,000
           New York State Dormitory Authority,
     600     Cornell University Ser 1990 B...............................................  4.75   01/02/98      600,000
   1,000     Metropolitan Museum of Art Ser A............................................  3.50   01/08/98    1,000,000
   2,000     Oxford University Press Inc Ser 1993........................................  5.10   01/02/98    2,000,000
           New York State Energy Research & Development Authority,
   1,000     Brooklyn Union Gas Co Ser A-2...............................................  3.60   01/08/98    1,000,000
   1,000     Central Hudson Gas & Electric Corp Ser 1987 A (AMT).........................  4.10   01/08/98    1,000,000
   1,000     Long Island Lighting Co Ser 1985 A..........................................  3.60   03/02/98    1,000,000
   1,000     Long Island Lighting Co 1993 Ser B (AMT)....................................  3.85   01/08/98    1,000,000
   1,000     New York State Electric & Gas Corp Ser 1985 B...............................  3.80   10/15/98    1,000,000
   1,000   New York State Housing Finance Agency, East 84th Street Ser A.................  3.60   01/08/98    1,000,000
           New York State Medical Care Facilities Finance Agency,
     900     Lenox Hill Hospital 1990 Ser A..............................................  3.60   01/08/98      900,000
     600     The Children's Hospital of Buffalo 1991 Ser A...............................  3.70   01/08/98      600,000
   1,100   Port Authority of New York & New Jersey, Ser 3................................  4.90   01/02/98    1,100,000
   2,000   St Lawrence County Industrial Development Agency, Reynolds Metals Co Ser 1995
             (AMT).......................................................................  3.75   01/08/98    2,000,000
   1,900   Suffolk County Water Authority, Ser 1997 BANs.................................  3.60   01/08/98    1,900,000
   2,000   Triborough Bridge and Tunnel Authority, Ser 1994 (FGIC).......................  3.55   01/08/98    2,000,000
   1,000   Yonkers Industrial Development Agency, Sarah Lawrence
             College Ser 1997 (MBIA).....................................................  3.50   01/08/98    1,000,000
                                                                                                            -----------

           TOTAL NEW YORK TAX-EXEMPT SHORT-TERM VARIABLE RATE MUNICIPAL OBLIGATIONS
           (AMORTIZED COST $30,150,000)...................................................................   30,150,000
                                                                                                            -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED


                                                                                                   YIELD TO
PRINCIPAL                                                                                          MATURITY
AMOUNT IN                                                                        COUPON MATURITY  ON DATE OF
THOUSANDS                                                                        RATE     DATE     PURCHASE      VALUE
-------------------------------------------------------------------------------------------------------------------------
           NEW YORK TAX-EXEMPT COMMERCIAL PAPER (34.3%)
           Municipal Assistance Corporation for the City of New York,
$  1,000     Ser K Subser K-3..................................................  3.75%  01/22/98       3.75 % $ 1,000,000
   1,000     Ser K Subser K-3..................................................  3.60   02/18/98       3.60     1,000,000
           New York City,
   1,000     1994 Ser H Subser H-3 (FSA).......................................  3.75   02/19/98       3.75     1,000,000
   1,000     1996 Ser J Subser J-2.............................................  3.75   02/26/98       3.75     1,000,000
           New York City Municipal Water Finance Authority,
   1,000     Ser #3............................................................  3.70   01/27/98       3.70     1,000,000
   1,000     Ser #3............................................................  3.80   03/12/98       3.80     1,000,000
           New York State,
   1,000     Ser T BANs........................................................  3.75   01/20/98       3.75     1,000,000
   1,300     Ser T BANs........................................................  3.70   01/21/98       3.70     1,300,000
           New York State Dormitory Authority,
   1,000     Columbia University 1997 Issue....................................  3.65   02/12/98       3.65     1,000,000
     500     Sloan-Kettering Cancer Center Ser 1989 C..........................  3.55   02/11/98       3.55       500,000
   1,000     Sloan-Kettering Cancer Center Ser 1989 C..........................  3.55   03/05/98       3.55     1,000,000
           New York State Environmental Facilities Corporation,
     500     General Electric Co Ser 1987 A....................................  3.70   02/17/98       3.70       500,000
     500     General Electric Co Ser 1987 A....................................  3.50   03/09/98       3.50       500,000
   1,100     General Electric Co Ser 1987 A....................................  3.60   03/25/98       3.60     1,100,000
           New York State Power Authority,
   1,000     Ser 2.............................................................  3.70   02/24/98       3.70     1,000,000
   1,000     Ser 2.............................................................  3.65   03/11/98       3.65     1,000,000
           Puerto Rico Government Development Bank,
   1,000     Ser 1996..........................................................  3.65   02/05/98       3.65     1,000,000
   1,000     Ser 1996..........................................................  3.65   03/10/98       3.65     1,000,000
                                                                                                              -----------

           TOTAL NEW YORK TAX-EXEMPT COMMERCIAL PAPER
           (AMORTIZED COST $16,900,000 )....................................................................   16,900,000
                                                                                                              -----------


                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
PORTFOLIO OF INVESTMENTS DECEMBER 31, 1997, CONTINUED

                                                                                                   YIELD TO
PRINCIPAL                                                                                          MATURITY
AMOUNT IN                                                                        COUPON MATURITY  ON DATE OF
THOUSANDS                                                                        RATE     DATE     PURCHASE      VALUE
-------------------------------------------------------------------------------------------------------------------------
           NEW YORK TAX-EXEMPT SHORT-TERM MUNICIPAL NOTES (8.1%)
$  1,000   Half Hollow Hills Central School District, 1997-1998 TANs,
             dtd 07/10/97......................................................  4.25%  06/26/98       3.80 % $ 1,002,091
   1,000   Nassau County, Ser 1997 B TANs, dtd 12/23/97........................  4.25   08/31/98       3.78     1,003,037
   1,000   Sachem Central School District, Ser 1997-1998 TANs, dtd 07/10/97....  4.25   06/25/98       3.85     1,001,845
   1,000   Smithtown Central School District, Ser 1997-1998 TANs,
             dtd 07/30/97......................................................  4.50   06/29/98       3.90     1,002,835
                                                                                                              -----------

           TOTAL NEW YORK TAX-EXEMPT SHORT-TERM MUNICIPAL NOTES
           (AMORTIZED COST $4,009,808)......................................................................    4,009,808
                                                                                                              -----------

TOTAL INVESTMENTS
(AMORTIZED COST $51,059,808) (A)...........................................................  103.5 %   51,059,808

LIABILITIES IN EXCESS OF CASH AND OTHER ASSETS.............................................   (3.5)    (1,724,220)
                                                                                             ------  ------------

NET ASSETS.................................................................................  100.0 % $ 49,335,588
                                                                                             ------  ------------
                                                                                             ------  ------------

---------------------

AMT   Alternative Minimum Tax.
BANs  Bond Anticipation Notes.
TANs  Tax Anticipation Notes.
 +    Rate shown is the rate in effect at December 31, 1997.
 *    Date on which the principal amount can be recovered through demand.
(a)   Cost is the same for federal income tax purposes.

BOND INSURANCE:
FGIC  Financial Guaranty Insurance Company.
FSA   Financial Security Assurance Inc.
MBIA  Municipal Bond Investors Assurance Corporation.

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
DECEMBER 31, 1997

ASSETS:
Investments in securities, at value
  (amortized cost $51,059,808).................................................................  $51,059,808
Cash...........................................................................................      189,427
Interest receivable............................................................................      236,160
Prepaid expenses...............................................................................        8,135
                                                                                                 -----------

     TOTAL ASSETS..............................................................................   51,493,530
                                                                                                 -----------

LIABILITIES:
Payable for:
    Investments purchased......................................................................    1,906,512
    Shares of beneficial interest repurchased..................................................      145,883
    Investment management fee..................................................................       22,427
    Plan of distribution fee...................................................................        4,486
Accrued expenses...............................................................................       78,634
                                                                                                 -----------

     TOTAL LIABILITIES.........................................................................    2,157,942
                                                                                                 -----------

     NET ASSETS................................................................................  $49,335,588
                                                                                                 -----------
                                                                                                 -----------

COMPOSITION OF NET ASSETS:
Paid-in-capital................................................................................  $49,335,989
Accumulated undistributed net investment income................................................           20
Accumulated net realized loss..................................................................         (421)
                                                                                                 -----------

     NET ASSETS................................................................................  $49,335,588
                                                                                                 -----------
                                                                                                 -----------

NET ASSET VALUE PER SHARE,
  49,335,989 SHARES OUTSTANDING (UNLIMITED SHARES AUTHORIZED OF $.01 PAR VALUE)................        $1.00
                                                                                                 -----------
                                                                                                 -----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 1997

NET INVESTMENT INCOME:

INTEREST INCOME.................................................................................  $1,590,696
                                                                                                  ----------

EXPENSES
Investment management fee.......................................................................     221,429
Professional fees...............................................................................      51,392
Plan of distribution fee........................................................................      43,344
Transfer agent fees and expenses................................................................      42,262
Shareholder reports and notices.................................................................      34,424
Trustees' fees and expenses.....................................................................      16,079
Registration fees...............................................................................       7,898
Custodian fees..................................................................................       5,065
Other...........................................................................................       4,390
                                                                                                  ----------

     TOTAL EXPENSES.............................................................................     426,283
Less: expense offset............................................................................      (5,065)
                                                                                                  ----------

     NET EXPENSES...............................................................................     421,218
                                                                                                  ----------

NET INVESTMENT INCOME AND NET INCREASE..........................................................  $1,169,478
                                                                                                  ----------
                                                                                                  ----------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
FINANCIAL STATEMENTS, CONTINUED

STATEMENT OF CHANGES IN NET ASSETS

                                                                          FOR THE YEAR       FOR THE YEAR
                                                                              ENDED              ENDED
                                                                        DECEMBER 31, 1997  DECEMBER 31, 1996
------------------------------------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS:

OPERATIONS:
Net investment income and net increase................................  $      1,169,478   $      1,052,166

Dividends from net investment income..................................        (1,169,485 )       (1,052,173 )

Net increase from transactions in shares of beneficial interest.......         8,577,349          1,650,231
                                                                        -----------------  -----------------

     NET INCREASE.....................................................         8,577,342          1,650,224

NET ASSETS:
Beginning of period...................................................        40,758,246         39,108,022
                                                                        -----------------  -----------------

     END OF PERIOD
    (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF $20 AND $27,
    RESPECTIVELY).....................................................  $     49,335,588   $     40,758,246
                                                                        -----------------  -----------------
                                                                        -----------------  -----------------

                       SEE NOTES TO FINANCIAL STATEMENTS

DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997

1. ORGANIZATION AND ACCOUNTING POLICIES

Dean Witter New York Municipal Money Market Trust (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a non-diversified, open-end management investment company. The Fund's investment objective is to provide a high level of daily income which is exempt from federal and New York income tax, consistent with stability of principal and liquidity. The Fund was organized as a Massachusetts business trust on December 28, 1989 and commenced operations on March 20, 1990.

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

The following is a summary of significant accounting policies:

A. VALUATION OF INVESTMENTS -- Portfolio securities are valued at amortized cost, which approximates market value.

B. ACCOUNTING FOR INVESTMENTS -- Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Realized gains and losses on security transactions are determined on the identified cost method. The Fund amortizes premiums and accretes discounts over the life of the respective securities. Interest income is accrued daily.

C. FEDERAL INCOME TAX STATUS -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable and nontaxable income to its shareholders. Accordingly, no federal income tax provision is required.

D. DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS -- The Fund records dividends and distributions to shareholders as of the close of each business day.

2. INVESTMENT MANAGEMENT AGREEMENT

Pursuant to an Investment Management Agreement with the Dean Witter InterCapital Inc. (the "Investment Manager"), the Fund pays the Investment Manager a management fee, accrued daily and payable monthly, by applying the following annual rates to the net assets of the Fund determined as of the close of each business day: 0.50% to the portion of daily net assets not exceeding $500 million; 0.425% to the portion of daily net assets exceeding $500 million but not exceeding

DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

$750 million; 0.375% to the portion of daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% to the portion of daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% to the portion of daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% to the portion of daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% to the portion of daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% to the portion of daily net assets exceeding $3 billion.

Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, office space, facilities, equipment, clerical, bookkeeping and certain legal services and pays the salaries of all personnel, including officers of the Fund who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone services, heat, light, power and other utilities provided to the Fund.

3. PLAN OF DISTRIBUTION

Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager, is the distributor of the Fund's shares and, in accordance with a Plan of Distribution (the "Plan") pursuant to Rule 12b-1 under the Act, finances certain expenses in connection therewith.

Under the Plan, the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor and other broker-dealers under the Plan: (1) compensation to, and expenses of, the Distributor and other broker-dealers; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.

The Fund is authorized to reimburse the Distributor for specific expenses the Distributor incurs or plans to incur in promoting the distribution of the Fund's shares. The amount of each monthly reimbursement payment may in no event exceed an amount equal to a payment at the annual rate of 0.15% of the Fund's average daily net assets during the month. Expenses incurred by the Distributor

DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
NOTES TO FINANCIAL STATEMENTS DECEMBER 31, 1997, CONTINUED

pursuant to the Plan in any fiscal year will not be reimbursed by the Fund through payments accrued in any subsequent fiscal year. For the year ended December 31, 1997, the distribution fee was accrued at the annual rate of 0.10%.

4. SECURITY TRANSACTIONS AND TRANSACTIONS WITH AFFILIATES

The cost of purchases and proceeds from sales/maturities of portfolio securities for the year ended December 31, 1997 aggregated $117,696,530 and $107,430,000, respectively.

Dean Witter Trust FSB, an affiliate of the Investment Manager and Distributor, is the Fund's transfer agent. At December 31, 1997, the Fund had transfer agent fees and expenses payable of approximately $1,400.

The Fund has an unfunded noncontributory defined benefit pension plan covering all independent Trustees of the Fund who will have served as independent Trustees for at least five years at the time of retirement. Benefits under this plan are based on years of service and compensation during the last five years of service. Aggregate pension costs for the year ended December 31, 1997 included in Trustees' fees and expenses in the Statement of Operations amounted to $2,255. At December 31, 1997, the Fund had an accrued pension liability of $45,691 which is included in accrued expenses in the Statement of Assets and Liabilities.

5. SHARES OF BENEFICIAL INTEREST

Transactions in shares of beneficial interest, at $1.00 per share, were as follows:


                                                                     FOR THE
                                                                      YEAR        FOR THE YEAR
                                                                      ENDED          ENDED
                                                                    DECEMBER      DECEMBER 31,
                                                                    31, 1997          1996
                                                                   -----------   --------------
Shares sold......................................................  108,032,544      94,893,021
Shares issued in reinvestment of dividends.......................   1,169,485        1,052,173
                                                                   -----------   --------------
                                                                   109,202,029      95,945,194
Shares repurchased...............................................  (100,624,680)   (94,294,963)
                                                                   -----------   --------------
Net increase in shares outstanding...............................   8,577,349        1,650,231
                                                                   -----------   --------------
                                                                   -----------   --------------



6. FINANCIAL HIGHLIGHTS


See the "Financial Highlights" table on page 4 of this Prospectus.

DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST
REPORT OF INDEPENDENT ACCOUNTANTS

TO THE SHAREHOLDERS AND TRUSTEES
OF DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST


In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the financial highlights (appearing in the "Financial Highlights" table on page 4 of this Prospectus) present fairly, in all material respects, the financial position of Dean Witter New York Municipal Money Market Trust (the "Fund") at December 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the seven years in the period then ended and for the period March 20, 1990 (commencement of operations) through December 31, 1990, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1997 by correspondence with the custodian, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
1177 AVENUE OF THE AMERICAS

NEW YORK, NEW YORK 10036
FEBRUARY 6, 1998



                      1997 FEDERAL TAX NOTICE (UNAUDITED)



       For  the year ended December 31, 1997, all of the Fund's dividends
       from  net  investment  income  were  exempt  interest   dividends,
       excludable from gross income for Federal income tax purposes.

Dean Witter New York
Municipal Money Market Trust
Two World Trade Center
New York, New York 10048

TRUSTEES


Michael Bozic
Charles A. Fiumefreddo
Edwin J. Garn
John R. Haire
Wayne E. Hedien
Dr. Manuel H. Johnson
Michael E. Nugent
Philip J. Purcell
John L. Schroeder


OFFICERS

Charles A. Fiumefreddo
Chairman and Chief Executive Officer
Barry Fink
Vice President, Secretary and General Counsel
Katherine H. Stromberg
Vice President
Thomas F. Caloia
Treasurer

CUSTODIAN

The Bank of New York
90 Washington Street
New York, New York 10286

TRANSFER AGENT AND
DIVIDEND DISBURSING AGENT


Dean Witter Trust FSB
Harborside Financial Center, Plaza Two,
Jersey City, New Jersey 07311


INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP
1177 Avenue of the Americas
New York, New York 10036

INVESTMENT MANAGER

Dean Witter InterCapital Inc.

Dean Witter
New York Municipal
Money Market
Trust


                                               [PHOTO]
                                                 PROSPECTUS -- FEBRUARY 26, 1998

STATEMENT OF ADDITIONAL INFORMATION                         DEAN WITTER
FEBRUARY 26, 1998                                           NEW YORK MUNICIPAL
                                                            MONEY MARKET TRUST


--------------------------------------------------------------------------------


    Dean Witter New York Municipal Money Market Trust (the "Fund") is an open-end, non-diversified management investment company whose investment objective is to provide as high a level of daily income exempt from federal and New York income tax as is consistent with stability of principal and liquidity. The Fund seeks to achieve its objective by investing primarily in high quality tax-exempt securities with short-term maturities, including Municipal Bonds, Municipal Notes and Municipal Commercial Paper. (See "Investment Practices and Policies.")


    The Fund is authorized to reimburse specific expenses incurred in promoting the distribution of the Fund's shares pursuant to a Plan of Distribution pursuant to Rule 12b-1 under the Investment Company Act of 1940. Reimbursement may in no event exceed an amount equal to payments at the annual rate of 0.15% of the average daily net assets of the Fund.


    A Prospectus for the Fund, dated February 26, 1998, which provides the basic information you should know before investing in the Fund, may be obtained without charge by request of the Fund at its address or at the telephone numbers listed below. This Statement of Additional Information contains information in addition to and more detailed than that set forth in the Prospectus. It is intended to provide additional information regarding the activities and operations of the Fund, and should be read in conjunction with the Prospectus.


Dean Witter New York Municipal Money Market Trust
Two World Trade Center
New York, New York 10048
(800) 869-NEWS (toll-free) or
(212) 392-2550

TABLE OF CONTENTS
--------------------------------------------------------------------------------


The Fund and its Management.................................................     3

Trustees and Officers.......................................................     6

Investment Practices and Policies...........................................    12

Investment Restrictions.....................................................    16

Portfolio Transactions and Brokerage........................................    18

Purchase of Fund Shares.....................................................    24

How Net Asset Value Is Determined...........................................    31

Redemption of Fund Shares...................................................    33

Dividends, Distributions and Taxes..........................................    34

Description of Shares.......................................................    38

Custodian and Transfer Agent................................................    38

Independent Accountants.....................................................    38

Reports to Shareholders.....................................................    38

Legal Counsel...............................................................    38

Experts.....................................................................    38

Registration Statement......................................................    39

Financial Statements........................................................    39

Appendix....................................................................    40

THE FUND AND ITS MANAGEMENT
--------------------------------------------------------------------------------

THE FUND

    The Fund is a Trust of the type commonly known as a "Massachusetts business trust" and was organized under the laws of the Commonwealth of Massachusetts on December 28, 1989. On February 19, 1993, the Fund's name was changed to its current name Dean Witter New York Money Market Trust. The Trust was formerly known as Dean Witter/Sears New York Municipal Money Market Trust.


    As of December 31, 1997, no shareholder was known to own beneficially or of record as much as 5% of the outstanding shares of the Fund. The percentage of ownership of shares of the Fund changes from time to time depending on purchases and redemptions by shareholders and the total number of shares outstanding.


THE INVESTMENT MANAGER


    Dean Witter InterCapital Inc. ("InterCapital" or the "Investment Manager"), a Delaware corporation, whose address is Two World Trade Center, New York, New York 10048, is the Fund's Investment Manager. The Investment Manager, which was incorporated in July, 1992, is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. ("MSDWD"), a Delaware corporation. In an internal reorganization which took place in January, 1993, InterCapital assumed the investment advisory, administrative and management activities previously performed by the InterCapital Division of Dean Witter Reynolds Inc. ("DWR"), a broker-dealer affiliate of InterCapital. (As hereinafter used in this Statement of Additional Information, the terms "InterCapital" and "Investment Manager" refer to DWR's InterCapital Division prior to the internal reorganization and to Dean Witter InterCapital Inc. thereafter.) The daily management of the Fund is conducted by or under the direction of officers of the Fund and of the Investment Manager, subject to review by the Fund's Board of Trustees. Information as to these Trustees and officers is contained under the caption "Trustees and Officers."



    The Investment Manager is also the investment manager or investment adviser of the following investment companies: Dean Witter Liquid Asset Fund Inc., InterCapital Income Securities Inc., Dean Witter High Yield Securities Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter Developing Growth Securities Trust, Dean Witter Tax-Exempt Securities Trust, Dean Witter Natural Resource Development Securities Inc., Dean Witter Dividend Growth Securities Inc., Dean Witter American Value Fund, Dean Witter U.S. Government Money Market Trust, Dean Witter Variable Investment Series, Dean Witter World Wide Investment Trust, Dean Witter Select Municipal Reinvestment Fund, Dean Witter U.S. Government Securities Trust, Dean Witter California Tax-Free Income Fund, Dean Witter New York Tax-Free Income Fund, Dean Witter Convertible Securities Trust, Dean Witter Federal Securities Trust, Dean Witter California Tax-Free Daily Income Trust, Dean Witter Value-Added Market Series, High Income Advantage Trust, High Income Advantage Trust II, High Income Advantage Trust III, Dean Witter Government Income Trust, InterCapital Insured Municipal Bond Trust, InterCapital Quality Municipal Investment Trust, InterCapital Insured Municipal Trust, InterCapital Quality Municipal Income Trust, InterCapital Insured Municipal Income Trust, InterCapital California Insured Municipal Income Trust, Dean Witter Utilities Fund, Dean Witter Strategist Fund, Dean Witter Intermediate Income Securities, Dean Witter World Wide Income Trust, Dean Witter Capital Growth Securities, Dean Witter European Growth Fund Inc., Dean Witter Precious Metals and Minerals Trust, Dean Witter Pacific Growth Fund Inc., Dean Witter Global Short-Term Income Fund Inc., Dean Witter Multi-State Municipal Series Trust, Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Diversified Income Trust, Dean Witter Health Sciences Trust, Dean Witter Retirement Series, InterCapital Quality Municipal Securities, InterCapital California Quality Municipal Securities, InterCapital New York Quality Municipal Securities, Dean Witter Global Dividend Growth Securities, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund, InterCapital Insured Municipal Securities, InterCapital Insured California Municipal Securities, Dean Witter Global Utilities Fund, Dean Witter International SmallCap Fund, Dean Witter Mid-Cap Growth Fund, Dean Witter Select Dimensions Investment Series, Dean Witter Global Asset Allocation Fund, Dean Witter Balanced Growth Fund, Dean Witter Balanced Income Fund, Dean Witter Hawaii Municipal Trust, Dean Witter Capital Appreciation Fund, Dean Witter Information Fund, Dean Witter Intermediate Term U.S. Treasury

Trust, Dean Witter Japan Fund, Dean Witter Income Builder Fund, Dean Witter Special Value Fund, Dean Witter Financial Services Trust, Dean Witter Market Leader Trust, Dean Witter S&P 500 Index Fund, Dean Witter Fund of Funds, Morgan Stanley Dean Witter Competitive Edge Fund, "BEST IDEAS" PORTFOLIO, Active Assets Money Trust, Active Assets Tax-Free Trust, Active Assets California Tax-Free Trust and Active Assets Government Securities Trust. The Investment Manager also serves as administrator to Municipal Income Trust, Municipal Income Trust II, Municipal Income Trust III, Municipal Income Opportunities Trust, Municipal Income Opportunities Trust II, Municipal Income Opportunities Trust III, Municipal Premium Income Trust and Prime Income Trust. The foregoing investment companies, together with the Fund, are collectively referred to as the Dean Witter Funds. In addition, Dean Witter Services Company, Inc. ("DWSC"), a wholly-owned subsidiary of InterCapital, serves as manager for the following companies for which TCW Funds Management, Inc. is the investment adviser: TCW/DW Core Equity Trust, TCW/DW North American Government Income Trust, TCW/DW Latin American Growth Fund, TCW/DW Income and Growth Fund, TCW/DW Small Cap Growth Fund, TCW/DW Balanced Fund, TCW/ DW Total Return Trust, TCW/DW Mid-Cap Equity Trust, TCW/DW Global Telecom Trust, TCW/DW Strategic Income Trust, TCW/DW Emerging Markets Opportunities Trust, TCW/DW Term Trust 2000, TCW/DW Term Trust 2002 and TCW/DW Term Trust 2003 (the "TCW/DW Funds"). InterCapital also serves as: (i) administrator of The BlackRock Strategic Term Trust Inc., a closed-end investment company; (ii) sub-administrator of MassMutual Participation Investors and Templeton Global Governments Income Trust, closed-end investment companies; and (iii) investment adviser of Offshore Dividend Growth Fund and Offshore Money Market Fund, mutual funds established under the laws of the Cayman Islands and available only to investors who are participants in DWR's International Active Assets Account program and are neither citizens nor residents of the United States.


    Pursuant to an Investment Management Agreement (the "Agreement") with the Investment Manager, the Fund has retained the Investment Manager to manage the investment of the Fund's assets, including the placing of orders for the purchase and sale of portfolio securities. The Investment Manager obtains and evaluates such information and advice relating to the economy, securities markets, and specific securities as it considers necessary or useful to continuously manage the assets of the Fund in a manner consistent with its investment objective.

    Under the terms of the Agreement, in addition to managing the Fund's investments, the Investment Manager maintains certain of the Fund's books and records and furnishes, at its own expense, such office space, facilities, equipment, clerical help, bookkeeping and certain legal services as the Fund may reasonably require in the conduct of its business, including the preparation of prospectuses, statements of additional information, proxy statements and reports required to be filed with federal and state securities commissions (except insofar as the participation or assistance of independent accountants and attorneys is, in the opinion of the Investment Manager, necessary or desirable). In addition, the Investment Manager pays the salaries of all personnel, including officers of the Fund, who are employees of the Investment Manager. The Investment Manager also bears the cost of telephone service, heat, light, power and other utilities provided to the Fund and the cost of printing (in excess of costs borne by the Fund) and distributing prospectuses and supplements thereto of the Fund used for sales purposes.

    Effective December 31, 1993, pursuant to a Services Agreement between InterCapital and DWSC, DWSC began to provide the administrative services to the Fund which were previously performed directly by InterCapital. On April 17, 1995, DWSC was reorganized in the State of Delaware, necessitating the entry into a new Services Agreement by InterCapital and DWSC on that date. The foregoing internal reorganizations did not result in any change in the nature or scope of the administrative services being provided to the Fund or any of the fees being paid by the Fund for the overall services being performed under the terms of the existing Management Agreement.


    Expenses not expressly assumed by the Investment Manager under the Agreement or by the Distributor of the Fund's shares, Dean Witter Distributors Inc. ("Distributors" or the "Distributor"), (see "Purchase of Fund Shares") will be paid by the Fund. Such expenses include, but are not limited to: the distribution fee under the Plan pursuant to Rule 12b-1 (See "Purchase of Fund Shares"); charges and expenses of any registrar, custodian, stock transfer and dividend disbursing agent; brokerage commissions; taxes; engraving and printing of share certificates; registration costs of the Fund and its shares under federal and state securities laws; the cost and expense of printing, including typesetting, and distributing Prospectuses and Statements of Additional Information of the Fund and supplements thereto to the Fund's shareholders; all expenses of shareholder and Trustee meetings and of preparing, printing and mailing of proxy statements and reports to shareholders; fees and travel expenses of Trustees or members of any advisory board or committee who are not employees of the Investment Manager or any corporate affiliate of the Investment Manager; all expenses incident to any dividend, withdrawal or redemption options; charges and expenses of any outside service used for pricing of the Fund's shares; fees and expenses of legal counsel, including counsel to the Trustees who are not interested persons of the Fund or of the Investment Manager (not including compensation or expenses of attorneys who are employees of the Investment Manager) and independent accountants; membership dues of industry associations; interest on Fund borrowings; postage; insurance premiums on property or personnel (including officers and Trustees) of the Fund which inure to its benefit; extraordinary expenses (including, but not limited to, legal claims and liabilities and litigation costs and any indemnification relating thereto); and all other costs of the Fund's operation.



    As full compensation for the services and facilities furnished to the Fund and expenses of the Fund assumed by the Investment Manager, the Fund pays the Investment Manager monthly compensation calculated daily by applying the following annual rates to the net assets of the Fund, determined as of the close of business on every business day: 0.50% of the portion of the daily net assets not exceeding $500 million; 0.425% of the portion of the daily net assets exceeding $500 million but not exceeding $750 million; 0.375% of the portion of the daily net assets exceeding $750 million but not exceeding $1 billion; 0.35% of the portion of the daily net assets exceeding $1 billion but not exceeding $1.5 billion; 0.325% of the portion of the daily net assets exceeding $1.5 billion but not exceeding $2 billion; 0.30% of the portion of the daily net assets exceeding $2 billion but not exceeding $2.5 billion; 0.275% of the portion of the daily net assets exceeding $2.5 billion but not exceeding $3 billion; and 0.25% of the portion of the daily net assets exceeding $3 billion. For the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the Fund accrued to the Investment Manager total compensation of $218,571, $212,463 and $221,429, respectively.


    The Agreement provides that in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, the Investment Manager is not liable to the Fund or any of its investors for any act or omission by the Investment Manager or for any losses sustained by the Fund or its investors. The Agreement in no way restricts the Investment Manager from acting as investment manager or adviser to others.


    The Agreement was initially approved by the Trustees on February 21, 1997, and by the shareholders of the Fund at a Special Meeting of Shareholders held on May 21, 1997. The Agreement is substantially identical to a prior investment management agreement which was initially approved by the Trustees on October 22, 1992, and by the Shareholders at a Special Meeting of Shareholders held on January 12, 1993. The Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. The Agreement may be terminated at any time, without penalty, on thirty days' notice, by the Board of Trustees of the Fund, by the holders of a majority, as defined in the Investment Company Act of 1940, as amended (the "Act"), of the outstanding shares of the Fund, or by the Investment Manager. The Agreement will automatically terminate in the event of its assignment (as defined in the Act).



    Under its terms, the Agreement has an initial term ending April 30, 1999, and will remain in effect from year to year thereafter, provided continuance of the Agreement is approved at least annually by the vote of the holders of a majority (as defined in the Act) of the outstanding shares of the Fund, or by the Board of Trustees of the Fund; provided that in either event such continuance is approved annually by the vote of a majority of the Trustees of the Fund who are not parties to the Agreement as "interested persons" (as defined in the Act) of any such party (the "Independent Trustees"), which vote must be cast in person at a meeting called for the purpose of voting on such approval.

    The Fund has acknowledged that the name "Dean Witter" is a property right of DWR. The Fund has agreed that DWR or its parent company may use, or at any time, permit others to use, the name "Dean Witter." The Fund has also agreed that in the event the investment management contract between InterCapital and the Fund is terminated, or if the affiliation between InterCapital and its parent company is terminated, the Fund will eliminate the name "Dean Witter" from its name if DWR or its parent company shall so request.

TRUSTEES AND OFFICERS
--------------------------------------------------------------------------------


    The Trustees and Executive Officers of the Fund, their principal business occupations during the last five years and their affiliations, if any, with InterCapital, and with the 84 Dean Witter Funds and the 14 TCW/DW Funds are shown below.



      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
Michael Bozic (57)                                      Chairman and Chief Executive Officer of Levitz Furniture
Trustee                                                 Corporation (since November, 1995); Director or Trustee of
c/o Levitz Furniture Corporation                        the Dean Witter Funds; formerly President and Chief
6111 Broken Sound Parkway, N.W.                         Executive Officer of Hills Department Stores (May,
Boca Raton, Florida                                     1991-July, 1995); formerly variously Chairman, Chief
                                                        Executive Officer, President and Chief Operating Officer
                                                        (1987-1991) of the Sears Merchandise Group of Sears,
                                                        Roebuck and Co.; Director of Eaglemark Financial Services,
                                                        Inc., the United Negro College Fund and Weirton Steel
                                                        Corporation.

Charles A. Fiumefreddo* (64)                            Chairman, Chief Executive Officer and Director of
Chairman of the Board,                                  InterCapital, Distributors and DWSC; Executive Vice
President, Chief Executive Officer                      President and Director of DWR; Chairman of the Board,
 and Trustee                                            Director or Trustee, President and Chief Executive Officer
Two World Trade Center                                  of the Dean Witter Funds; Chairman, Chief Executive
New York, New York                                      Officer and Trustee of the TCW/DW Funds; Chairman and
                                                        Director of Dean Witter Trust FSB ("DWT"); Director and/or
                                                        officer of various MSDWD subsidiaries.

Edwin J. Garn (65)                                      Director or Trustee of the Dean Witter Funds; formerly
Trustee                                                 United States Senator (R-Utah) (1974-1992) and Chairman,
c/o Huntsman Corporation                                Senate Banking Committee (1980-1986); formerly Mayor of
500 Huntsman Way                                        Salt Lake City, Utah (1971-1974); formerly Astronaut,
Salt Lake City, Utah                                    Space Shuttle Discovery (April 12-19, 1985); Vice
                                                        Chairman, Huntsman Corporation; Director of Franklin Covey
                                                        (time management systems), John Alden Financial Corp.
                                                        (health insurance), United Space Alliance (joint venture
                                                        between Lockheed Martin and the Boeing Company) and Nuskin
                                                        Asia Pacific (multilevel marketing); member of the board
                                                        of various civic and charitable organizations.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
John R. Haire (73)                                      Chairman of the Audit Committee and Chairman of the
Trustee                                                 Committee of the Independent Directors or Trustees and
Two World Trade Center                                  Director or Trustee of the Dean Witter Funds; Chairman of
New York, New York                                      the Audit Committee and Chairman of the Committee of the
                                                        Independent Trustees and Trustee of the TCW/DW Funds;
                                                        formerly President, Council for Aid to Education
                                                        (1978-1989) and Chairman and Chief Executive Officer of
                                                        Anchor Corporation, an Investment Adviser (1964-1978).

Wayne E. Hedien (64)                                    Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                                 Director of the PMI Group, Inc. (private mortgage
c/o Gordon Altman Butowsky                              insurance); Trustee and Vice Chairman of The Field Museum
 Weitzen Shalov & Wein                                  of Natural History; formerly associated with the Allstate
Counsel to the Independent Trustees                     Companies (1966-1994), most recently as Chairman of The
114 West 47th Street                                    Allstate Corporation (March, 1993-December, 1994) and
New York, New York                                      Chairman and Chief Executive Officer of its wholly-owned
                                                        subsidiary, Allstate Insurance Company (July, 1989-Decem-
                                                        ber, 1994); director of various other business and
                                                        charitable organizations.

Dr. Manuel H. Johnson (49)                              Senior Partner, Johnson Smick International, Inc., a
Trustee                                                 consulting firm; Director or Trustee of the Dean Witter
c/o Johnson Smick International, Inc.                   Funds; Trustee of the TCW/DW Funds; Director of NASDAQ
1133 Connecticut Avenue, N.W.                           (since June, 1995); Co-Chairman and a founder of the Group
Washington, DC                                          of Seven Council (G7C), an international economic
                                                        commission; Director of Greenwich Capital Markets, Inc.
                                                        (broker-dealer); Chairman and Trustee of the Financial
                                                        Accounting Foundation (oversight organization for the
                                                        FASB); formerly Vice Chairman of the Board of Governors of the Federal Reserve System (1986-1990) and Assistant
                                                        Secretary of the U.S. Treasury (1982-1986).

Michael E. Nugent (61)                                  General Partner, Triumph Capital, L.P., a private
Trustee                                                 investment partnership; Director or Trustee of the Dean
c/o Triumph Capital, L.P.                               Witter Funds; Trustee of the TCW/DW Funds; formerly Vice
237 Park Avenue                                         President, Bankers Trust Company and BT Capital
New York, New York                                      Corporation (1984-1988); Director of various business
                                                        organizations.

Philip J. Purcell* (54)                                 Chairman of the Board of Directors and Chief Executive
Trustee                                                 Officer of MSDWD, DWR and Novus Credit Services Inc.;
1585 Broadway                                           Director of InterCapital, DWSC and Distributors; Director
New York, New York                                      or Trustee of the Dean Witter Funds; Director and/or
                                                        officer of various MSDWD subsidiaries.

      NAME, AGE, POSITION WITH FUND AND ADDRESS                PRINCIPAL OCCUPATION DURING LAST FIVE YEARS
------------------------------------------------------  ----------------------------------------------------------
John L. Schroeder (67)                                  Retired; Director or Trustee of the Dean Witter Funds;
Trustee                                                 Trustee of the TCW/DW Funds; Director of Citizens
c/o Gordon Altman Butowsky Weitzen                      Utilities Company; formerly Executive Vice President and
 Shalov & Wein                                          Chief Investment Officer of the Home Insurance Company
Counsel to the Independent Trustees                     (August, 1991-September, 1995).
114 West 47th Street
New York, New York

Barry Fink (43)                                         Senior Vice President (since March, 1997) and Secretary
Vice President, Secretary and                           and General Counsel (since February, 1997) of InterCapital
General Counsel                                         and DWSC; Senior Vice President (since March, 1997) and
Two World Trade Center                                  Assistant Secretary and Assistant General Counsel (since
New York, New York                                      February, 1997) of Distributors; Assistant Secretary of
                                                        DWR (since August, 1996); Vice President, Secretary and
                                                        General Counsel of the Dean Witter Funds and the TCW/DW
                                                        Funds (since February, 1997); previously First Vice
                                                        President (June, 1993-February, 1997), Vice President
                                                        (until June, 1993) and Assistant Secretary and Assistant
                                                        General Counsel of InterCapital and DWSC and Assistant
                                                        Secretary of the Dean Witter Funds and TCW/DW Funds.

Katherine H. Stromberg (49)                             Vice President of InterCapital; Vice President of various
Vice President                                          Dean Witter Funds.
Two World Trade Center
New York, New York

Thomas F. Caloia (51)                                   First Vice President and Assistant Treasurer of
Treasurer                                               InterCapital and DWSC; Treasurer of the Dean Witter Funds
Two World Trade Center                                  and the TCW/DW Funds.
New York, New York

------------------------
*Denotes Trustees who are "Interested persons" of the Fund, as defined in the Act.



    In addition, Robert M. Scanlan, President and Chief Operating Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT and Director of DWT, Mitchell M. Merin, President and Chief Strategic Officer of InterCapital and DWSC, Executive Vice President of Distributors and DWT, and Director of DWT, Executive Vice President, Chief Administrative Officer and Director of DWR, and Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries, Joseph J. McAlinden, Executive Vice President and Chief Investment Officer of InterCapital and Director of DWT, Robert S. Giambrone, Senior Vice President of InterCapital, DWSC, Distributor and DWT and Director of DWT, Peter M. Avelar, Jonathan R. Page and James F. Willison, Senior Vice Presidents of InterCapital, and Joseph R. Arcieri and Gerard J. Lian, Vice Presidents of InterCapital, are Vice Presidents of the Fund. In addition, Marilyn K. Cranney, First Vice President and Assistant General Counsel of InterCapital and DWSC, and Lou Anne D. McInnis, Carsten Otto and Ruth Rossi, Vice Presidents and Assistant General Counsels of InterCapital and DWSC, and Frank Bruttomesso and Todd Lebo, staff attorneys with InterCapital, are Assistant Secretaries of the Fund.



THE BOARD OF TRUSTEES, THE INDEPENDENT TRUSTEES, AND THE COMMITTEES



    The Board of Trustees consists of nine (9) trustees. These same individuals also serve as directors or trustees for all of the Dean Witter Funds, and are referred to in this section as Trustees. As of the date of this Statement of Additional Information, there are a total of 84 Dean Witter Funds, comprised of 128 portfolios. As of January 31, 1998, the Dean Witter Funds had total net assets of approximately $96 billion and more than six million shareholders.



    Seven Trustees (77% of the total number) have no affiliation or business connection with InterCapital or any of its affiliated persons and do not own any stock or other securities issued by InterCapital's parent company, MSDWD. These are the "disinterested" or "independent" Trustees. The other two Trustees (the "management Trustees") are affiliated with InterCapital. Four of the seven independent Trustees are also Independent Trustees of the TCW/DW Funds.



    Law and regulation establish both general guidelines and specific duties for the Independent Trustees. The Dean Witter Funds seek as Independent Trustees individuals of distinction and experience in business and finance, government service or academia; these are people whose advice and counsel are in demand by others and for whom there is often competition. To accept a position on the Funds' Boards, such individuals may reject other attractive assignments because the Funds make substantial demands on their time. Indeed, by serving on the Funds' Boards, certain Trustees who would otherwise be qualified and in demand to serve on bank boards would be prohibited by law from doing so.



    All of the Independent Trustees serve as members of the Audit Committee and the Committee of the Independent Trustees. Three of them also serve as members of the Derivatives Committee. During the calendar year ended December 31, 1997, the three Committees held a combined total of seventeen meetings. The Committees hold some meetings at InterCapital's offices and some outside InterCapital. Management Trustees or officers do not attend these meetings unless they are invited for purposes of furnishing information or making a report.



    The Committee of the Independent Trustees is charged with recommending to the full Board approval of management, advisory and administration contracts, Rule 12b-1 plans and distribution and underwriting agreements; continually reviewing Fund performance; checking on the pricing of portfolio securities, brokerage commissions, transfer agent costs and performance, and trading among Funds in the same complex; and approving fidelity bond and related insurance coverage and allocations, as well as other matters that arise from time to time. The Independent Trustees are required to select and nominate individuals to fill any Independent Trustee vacancy on the Board of any Fund that has a Rule 12b-1 plan of distribution. Most of the Dean Witter Funds have such a plan.



    The Audit Committee is charged with recommending to the full Board the engagement or discharge of the Fund's independent accountants; directing investigations into matters within the scope of the independent accountants' duties, including the power to retain outside specialists; reviewing with the independent accountants the audit plan and results of the auditing engagement; approving professional services provided by the independent accountants and other accounting firms prior to the performance of such services; reviewing the independence of the independent accountants; considering the range of audit and non-audit fees; reviewing the adequacy of the Fund's system of internal controls; and preparing and submitting Committee meeting minutes to the full Board.



    Finally, the Board of each Fund has formed a Derivatives Committee to establish parameters for and oversee the activities of the Fund with respect to derivative investments, if any, made by the Fund.



DUTIES OF CHAIRMAN OF COMMITTEE OF THE INDEPENDENT TRUSTEES AND AUDIT COMMITTEE



    The Chairman of the Committee of the Independent Trustees and the Audit Committee maintains an office at the Funds' headquarters in New York. He is responsible for keeping abreast of regulatory and industry developments and the Funds' operations and management. He screens and/or prepares written materials and identifies critical issues for the Independent Trustees to consider, develops agen-
das for Committee meetings, determines the type and amount of information that the Committees will need to form a judgment on various issues, and arranges to have that information furnished to Committee members. He also arranges for the services of independent experts and consults with them in advance of meetings to help refine reports and to focus on critical issues. Members of the Committees believe that the person who serves as Chairman of both Committees and guides their efforts is pivotal to the effective functioning of the Committees.



    The Chairman of the Committees also maintains continuous contact with the Funds' management, with independent counsel to the Independent Trustees and with the Funds' independent auditors. He arranges for a series of special meetings involving the annual review of investment advisory, management and other operating contracts of the Funds and, on behalf of the Committees, conducts negotiations with the Investment Manager and other service providers. In effect, the Chairman of the Committees serves as a combination of chief executive and support staff of the Independent Trustees.



    The Chairman of the Committee of the Independent Trustees and the Audit Committee is not employed by any other organization and devotes his time primarily to the services he performs as Committee Chairman and Independent Trustee of the Dean Witter Funds and as an Independent Trustee and as Chairman of the Committee of the Independent Trustees and the Audit Committee of the TCW/DW Funds. The current Committee Chairman has had more than 35 years experience as a senior executive in the investment company industry.



ADVANTAGES OF HAVING SAME INDIVIDUALS AS INDEPENDENT TRUSTEES FOR ALL DEAN WITTER FUNDS



    The Independent Trustees and the Funds' management believe that having the same Independent Trustees for each of the Dean Witter Funds avoids the duplication of effort that would arise from having different groups of individuals serving as Independent Trustees for each of the Funds or even of sub-groups of Funds. They believe that having the same individuals serve as Independent Trustees of all the Funds tends to increase their knowledge and expertise regarding matters which affect the Fund complex generally and enhances their ability to negotiate on behalf of each Fund with the Fund's service providers. This arrangement also precludes the possibility of separate groups of Independent Trustees arriving at conflicting decisions regarding operations and management of the Funds and avoids the cost and confusion that would likely ensue. Finally, having the same Independent Trustees serve on all Fund Boards enhances the ability of each Fund to obtain, at modest cost to each separate Fund, the services of Independent Trustees, and a Chairman of their Committees, of the caliber, experience and business acumen of the individuals who serve as Independent Trustees of the Dean Witter Funds.



COMPENSATION OF INDEPENDENT TRUSTEES



    The Fund pays each Independent Trustee an annual fee of $800 plus a per meeting fee of $50 for meetings of the Board of Trustees or committees of the Board of Trustees attended by the Trustee (the Fund pays the Chairman of the Audit Committee an annual fee of $750 and pays the Chairman of the Committee of the Independent Trustees an additional annual fee of $1,200). If a Board meeting and a Committee meeting, or more than one Committee meeting, take place on a single day, the Trustees are paid a single meeting fee by the Fund. The Fund also reimburses such Trustees for travel and other out-of-pocket expenses incurred by them in connection with attending such meetings. Trustees and officers of the Fund who are or have been employed by the Investment Manager or an affiliated company receive no compensation or expense reimbursement from the Fund.

    The following table illustrates the compensation paid to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1997.



                               FUND COMPENSATION



                                                                   AGGREGATE
                                                                 COMPENSATION
NAME OF INDEPENDENT TRUSTEE                                      FROM THE FUND
--------------------------------------------------------------  ---------------
Michael Bozic.................................................      $1,650
Edwin J. Garn.................................................       1,850
John R. Haire.................................................       3,800
Wayne E. Hedien...............................................         482
Dr. Manuel H. Johnson.........................................       1,800
Michael E. Nugent.............................................       1,850
John L. Schroeder.............................................       1,850



    The following table illustrates the compensation paid to the Fund's Independent Trustees for the calendar year ended December 31, 1997 for services to the 84 Dean Witter Funds and, in the case of Messrs. Haire, Johnson, Nugent and Schroeder, the 14 TCW/DW Funds that were in operation at December 31, 1997. With respect to Messrs. Haire, Johnson, Nugent and Schroeder, the TCW/DW Funds are included solely because of a limited exchange privilege between those Funds and five Dean Witter Money Market Funds. Mr. Hedien's term as Director or Trustee of each Dean Witter Fund commenced on September 1, 1997.



           CASH COMPENSATION FROM DEAN WITTER FUNDS AND TCW/DW FUNDS



                                                                   FOR SERVICE AS    FOR SERVICE
                                                                    CHAIRMAN OF          AS          TOTAL CASH
                                                                   COMMITTEES OF     CHAIRMAN OF    COMPENSATION
                               FOR SERVICE                          INDEPENDENT     COMMITTEES OF   FOR SERVICES
                              AS DIRECTOR OR                         DIRECTORS/      INDEPENDENT         TO
                               TRUSTEE AND       FOR SERVICE AS     TRUSTEES AND    TRUSTEES AND       84 DEAN
                             COMMITTEE MEMBER     TRUSTEE AND          AUDIT            AUDIT          WITTER
                                OF 84 DEAN      COMMITTEE MEMBER   COMMITTEES OF    COMMITTEES OF     FUNDS AND
NAME OF                           WITTER          OF 14 TCW/DW     84 DEAN WITTER     14 TCW/DW       14 TCW/DW
INDEPENDENT TRUSTEE               FUNDS              FUNDS             FUNDS            FUNDS           FUNDS
---------------------------  ----------------   ----------------   --------------   -------------   -------------
Michael Bozic..............      $133,602           --                 --               --            $133,602
Edwin J. Garn..............       149,702           --                 --               --             149,702
John R. Haire..............       149,702           $73,725           $157,463        $ 25,350         406,240
Wayne E. Hedien............        39,010           --                 --               --              39,010
Dr. Manuel H. Johnson......       145,702            71,125            --               --             216,827
Michael E. Nugent..........       149,702            73,725            --               --             223,427
John L. Schroeder..........       149,702            73,725            --               --             223,427



    As of the date of this Statement of Additional Information, 57 of the Dean Witter Funds, including the Fund, have adopted a retirement program under which an Independent Trustee who retires after serving for at least five years (or such lesser period as may be determined by the Board) as an Independent Director or Trustee of any Dean Witter Fund that has adopted the retirement program (each such Fund referred to as an "Adopting Fund" and each such Trustee referred to as an "Eligible Trustee") is entitled to retirement payments upon reaching the eligible retirement age (normally, after attaining age 72). Annual payments are based upon length of service. Currently, upon retirement, each Eligible Trustee is entitled to receive from the Adopting Fund, commencing as of his or her retirement date and continuing for the remainder of his or her life, an annual retirement benefit (the "Regular Benefit") equal to 25.0% of his or her Eligible Compensation plus 0.4166666% of such Eligible Compensation for each full month of service as an Independent Director or Trustee of any Adopting Fund in excess of five years up to a maximum of 50.0% after ten years of service. The foregoing percentages may be changed by the Board.(1) "Eligible Compensation" is one-fifth of the total compensation earned by such Eligible Trustee

------------------------


(1) An Eligible Trustee may elect alternate payments of his or her retirement benefits based upon the combined life expectancy of such Eligible Trustee and his or her spouse on the date of such Eligible Trustee's retirement. The amount estimated to be payable under this method, through the remainder of the later of the lives of such Eligible Trustee and spouse, will be the actuarial equivalent of the Regular Benefit. In addition, the Eligible Trustee may elect that the surviving spouse's periodic payment of benefits will be equal to either 50% or 100% of the previous periodic amount, an election that, respectively, increases or decreases the previous periodic amount so that the resulting payments will be the actuarial equivalent of the Regular Benefit.

for service to the Adopting Fund in the five year period prior to the date of the Eligible Trustee's retirement. Benefits under the retirement program are not secured or funded by the Adopting Funds.



    The following table illustrates the retirement benefits accrued to the Fund's Independent Trustees by the Fund for the fiscal year ended December 31, 1997 and by the 57 Dean Witter Funds (including the Fund) for the year ended December 31, 1997, and the estimated retirement benefits for the Fund's Independent Trustees, to commence upon their retirement, from the Fund as of December 31, 1997 and from the 57 Dean Witter Funds as of December 31, 1997.



          RETIREMENT BENEFITS FROM THE FUND AND ALL DEAN WITTER FUNDS



                                            FOR ALL ADOPTING FUNDS
                                        -------------------------------       RETIREMENT BENEFITS          ESTIMATED ANNUAL
                                          ESTIMATED                               ACCRUED AS                   BENEFITS
                                          CREDITED                                 EXPENSES               UPON RETIREMENT(2)
                                            YEARS           ESTIMATED       -----------------------     -----------------------
                                        OF SERVICE AT     PERCENTAGE OF                    BY ALL         FROM        FROM ALL
                                         RETIREMENT         ELIGIBLE         BY THE       ADOPTING         THE        ADOPTING
NAME OF INDEPENDENT TRUSTEE             (MAXIMUM 10)      COMPENSATION        FUND          FUNDS         FUND          FUNDS
------------------------------------    -------------     -------------     ---------     ---------     ---------     ---------
Michael Bozic.......................              10              50.0%     $     349     $  20,499     $     875     $  47,025
Edwin J. Garn.......................              10              50.0            497        30,878           875        47,025
John R. Haire.......................              10              50.0           (835)      (19,823)(3)     2,211       127,897
Wayne E. Hedien.....................               9              42.5              0             0           744        39,971
Dr. Manuel H. Johnson...............              10              50.0            210        12,832           875        47,025
Michael E. Nugent...................              10              50.0            354        22,546           875        47,025
John L. Schroeder...................               8              41.7            672        39,350           729        39,504


------------------------


(2) Based on current levels of compensation. Amount of annual benefits also varies depending on the Trustee's elections described in Footnote (1) above.



(3) This number reflects the effect of the extension of Mr. Haire's term as Director or Trustee until June 1, 1998.



    As of the date of this Statement of Additional Information, the aggregate number of shares of beneficial interest of the Fund owned by the Fund's officers and Trustees as a group was less than 1 percent of the Fund's shares of beneficial interest outstanding.


INVESTMENT PRACTICES AND POLICIES
--------------------------------------------------------------------------------

PORTFOLIO SECURITIES

    TAXABLE SECURITIES. As discussed in the Prospectus, the Fund may invest up to 20% of its total assets in taxable money market instruments and repurchase agreements. Investments in taxable money market instruments would generally be made under any one of the following circumstances: (a) pending investment proceeds of sale of Fund shares or of portfolio securities; (b) pending settlement of purchases of portfolio securities; and (c) to maintain liquidity for the purpose of meeting anticipated redemptions. Only those non-New York tax-exempt securities which satisfy the standards established for New York tax-exempt securities may be purchased by the Fund. The types of taxable money market instruments in which the Fund may invest are limited to the following short-term fixed-income securities (maturing in one year or less from the time of purchase): (i) obligations of the United States Government, its agencies, instrumentalities or authorities; (ii) commercial paper rated P-1 by Moody's Investors Services, Inc. ("Moody's") or A-1 by Standard & Poor's Corporation ("S&P"); (iii) certificates of deposit of domestic banks with assets of $1 billion or more; and (iv) repurchase agreements with respect to portfolio securities. In addition, the Fund may temporarily invest more than 20% of its total assets in taxable money market instruments to maintain a "defensive" posture when, in the opinion of the Investment Manager, it is advisable to do so because of market conditions.

    TAX-EXEMPT SECURITIES. As discussed in the Prospectus, at least 80% of the Fund's total assets will be invested in Municipal Obligations and at least 65% of the Fund's total assets will be invested in New York Municipal Obligations (New York Municipal Bonds, New York Municipal Notes and New York

Municipal Commercial Paper). Such New York Municipal Obligations are exempt from federal, New York State and New York City income tax except to those investors who are subject to the alternative minimum tax. Up to 35% of the Trust's total assets may be invested in Municipal Obligations other than New York Municipal Obligations. Such Municipal Obligations are exempt from federal income tax (but not New York State and New York City income taxes) except to those investors who are subject to the alternative minimum tax. The Trust may temporarily invest more than 35% of its total assets in non-New York Municipal Obligations in order to maintain a defensive posture when, in the opinion of the Investment Manager, prevailing market or financial conditions so warrant. In regard to the Moody's and S&P ratings discussed in the Prospectus, it should be noted that the ratings represent the organizations' opinions as to the quality of the securities which they undertake to rate and the ratings are general and not absolute standards of quality. For a description of Municipal Bond, Municipal Note and Municipal Commercial Paper ratings by Moody's and S&P, see the Appendix to this Statement of Additional Information.

    The percentage and rating limitations discussed above and in the Prospectus apply at the time of acquisition of a security based upon the last previous determination of the Fund's net asset value; any subsequent change in any ratings by a rating service or change in percentages resulting from market fluctuations or other changes in total assets will not require elimination of any security from the Fund's portfolio.

    The payment of principal and interest by issuers of certain Municipal Obligations purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether a Municipal Obligation meets the Fund's investment quality requirements. In addition, some issues may contain provisions which permit the Fund to demand from the issuer repayment of principal at some specified period(s) prior to maturity.

    MUNICIPAL BONDS. Municipal Bonds, as referred to in the Prospectus, are debt obligations of a state, its cities, municipalities and municipal agencies (all of which are generally referred to as "municipalities") which generally have a maturity at the time of issue of one year or more, and the interest from which is, in the opinion of bond counsel, exempt from federal income tax. In addition to these requirements, the interest from New York Municipal Bonds must be, in the opinion of bond counsel, exempt from New York personal income tax. They are issued to raise funds for various public purposes, such as construction of a wide range of public facilities, to refund outstanding obligations and to obtain funds for general operating expenses or to loan to other public institutions and facilities. In addition, certain types of industrial development bonds and pollution control bonds are issued by or on behalf of public authorities to provide funding for various privately operated facilities.

    MUNICIPAL NOTES. Municipal Notes are short-term obligations of municipalities, generally with a maturity at the time of issuance ranging from six months to three years, the interest from which is, in the opinion of bond counsel, exempt from federal income tax. In addition to those requirements, the interest from New York Municipal Notes must be, in the opinion of bond counsel, exempt from New York personal income tax. The principal types of Municipal Notes include tax anticipation notes, bond anticipation notes, revenue anticipation notes and project notes, although there are other types of Municipal Notes in which the Fund may invest. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency. Project Notes are issued by local agencies and are guaranteed by the United States Department of Housing and Urban Development. Such notes are secured by the full faith and credit of the United States Government.

    MUNICIPAL COMMERCIAL PAPER. Municipal Commercial Paper refers to short-term obligations of municipalities the interest from which is, in the opinion of bond counsel, exempt from federal income tax. In addition to those requirements, the interest from New York Commercial Paper must be, in the opinion of bond counsel, exempt from New York personal income tax. It may be issued at a discount and is sometimes referred to as Short-Term Discount Notes. Municipal Commercial Paper is likely to be used to meet seasonal working capital needs of a municipality or interim construction financing and general revenues of the municipality or refinanced with long-term debt. In most cases Municipal Commercial Paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions.

    The two principal classifications of Municipal Bonds, Notes and Commercial Paper are "general obligation" and "revenue" bonds, notes or commercial paper. General obligation bonds, notes or commercial paper are secured by the issuer's pledge of its faith, credit and taxing power for the payment of principal and interest. Issuers of general obligation bonds, notes or commercial paper include a state, its counties, cities, towns and other governmental units. Revenue bonds, notes or commercial paper are payable from the revenues derived from a particular facility or class of facilities or, in some cases, from specific revenue sources. Revenue bonds, notes or commercial paper are issued for a wide variety of purposes, including the financing of electric, gas, water and sewer systems and other public utilities; industrial development and pollution control facilities; single and multi-family housing units; public buildings and facilities; air and marine ports; transportation facilities such as toll roads, bridges and tunnels; and health and educational facilities such as hospitals and dormitories. They rely primarily on user fees to pay debt service, although the principal revenue source is often supplemented by additional security features which are intended to enhance the creditworthiness of the issuer's obligations. In some cases, particularly with respect to revenue bonds issued to finance housing and public buildings, a direct or implied "moral obligation" of a governmental unit may be pledged to the payment of debt service. In other cases, a special tax or other charge may augment user fees.

    Issuers of these obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Act, and laws, if any, which may be enacted by Congress or any state extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that as a result of litigation or other conditions the power or ability of any one or more issuers to pay, when due, principal of and interest on its, or their, Municipal Bonds, Municipal Notes and Municipal Commercial Paper may be materially affected.

PORTFOLIO MANAGEMENT

    VARIABLE RATE AND FLOATING RATE OBLIGATIONS. As stated in the Prospectus, the Fund may invest in Municipal Bonds and Municipal Notes ("Municipal Obligations") of the type called variable rate and floating rate obligations. The interest rate payable on a variable rate obligation is adjusted either at predesignated periodic intervals and, on a floating rate obligation, whenever there is a change in the market rate of interest on which the interest rate payable is based. Other features may include the right whereby the Fund may demand prepayment of the principal amount of the obligation prior to its stated maturity (a "demand feature") and the right of the issuer to prepay the principal amount prior to maturity. The principal benefit of a variable rate obligation is that the interest rate adjustment minimizes changes in the market value of the obligation. As a result, the purchase of variable rate and floating rate obligations should enhance the ability of the Fund to maintain a stable net asset value per share (see "How Net Asset Value is Determined") and to sell obligations prior to maturity at a price that is approximately the full principal amount of the obligations. The principal benefit to the Fund of purchasing obligations with a demand feature is that liquidity, and the ability of the Fund to obtain repayment of the full principal amount of an obligation prior to maturity, is enhanced. The payment of principal and interest by issuers of certain obligations purchased by the Fund may be guaranteed by letters of credit or other credit facilities offered by banks or other financial institutions. Such guarantees will be considered in determining whether an obligation meets the Fund's investment quality requirements.

    WHEN-ISSUED AND DELAYED DELIVERY SECURITIES. As stated in the Prospectus, the Fund may purchase tax-exempt securities on a when-issued or delayed delivery basis. When such transactions are negotiated, the price is fixed at the time of commitment, but delivery and payment can take place a month or more after the date of the commitment. While the Fund will only purchase securities on a when-issued or delayed delivery basis with the intention of acquiring the securities, the Fund may sell the securities before the settlement date, if it is deemed advisable. The securities so purchased or sold are subject to market fluctuation and no interest accrues to the purchaser during this period. At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of the Municipal Obligation in determining its net asset value. The Fund will also establish a segregated account with its custodian bank in which it will maintain liquid assets such as cash, U.S. government securities or other appropriate liquid portfolio securities equal in value to commitments for such when-issued or delayed delivery securities. During the fiscal year ended December 31, 1997, the Fund's investments in when-issued and delayed delivery securities did not exceed 5% of its net assets.


    REPURCHASE AGREEMENTS. When cash may be available for only a few days, it may be invested by the Fund in repurchase agreements until such time as it may otherwise be invested or used for payments of obligations of the Fund. These agreements, which may be viewed as a type of secured lending by the Fund, typically involve the acquisition by the Fund of debt securities from a selling financial institution such as a bank, savings and loan association or broker-dealer. The agreement provides that the Fund will sell back to the institution, and that the institution will repurchase, the underlying security ("collateral"), which is held by the Fund's Custodian, at a specified price and at a fixed time in the future, which is usually not more than seven days from the date of purchase. The Fund will accrue interest from the institution until the time when the repurchase is to occur. Although such date is deemed by the Fund to be the maturity date of a repurchase agreement, the maturities of securities subject to repurchase agreements are not subject to any limits and may exceed one year.


    While repurchase agreements involve certain risks not associated with direct investments in debt securities, the Fund follows procedures designed to minimize such risks. These procedures include effecting repurchase transactions only with large, well capitalized and well established financial institutions, whose financial condition will be continually monitored. In addition, the value of the collateral underlying the repurchase agreement will always be at least equal to the resale price, which consists of the purchase price paid to the seller of the securities plus the accrued resale premium which is defined as the amount specified in the repurchase agreement or the daily amortization of the difference between the purchase price and the resale price specified in the repurchase agreement. Such collateral will consist entirely of securities that are direct obligations of, or that are fully guaranteed as to principal and interest by, the United States or any agency thereof, and/or certificates of deposit, bankers' acceptances which are eligible for acceptance by a Federal Reserve Bank, and, if the seller is a bank, mortgage related securities (as such term is defined in section 3(a)(41) of the Securities Exchange Act of 1934) that, at the time the repurchase agreement is entered into, are rated in the highest rating category by the Requisite NRSROs. Additionally, the collateral must qualify the repurchase agreement for preferential treatment under the Federal Deposit Insurance Act or the Federal Bankruptcy Code. In the event of a default or bankruptcy by a selling financial institution, the Fund will seek to liquidate such collateral. However, the exercise of the Fund's right to liquidate such collateral could involve certain costs or delays and, to the extent that proceeds from any sale upon a default of the obligation to repurchase were less than the repurchase price, the Fund could suffer a loss. It is the current policy of the Fund not to invest in repurchase agreements that do not mature within seven days if any such investment, together with any other illiquid asset held by the Fund, amount to more than 10% of its net assets. The Fund's investments in repurchase agreements may, at times, be substantial when, in the view of the Investment Manager, liquidity or other considerations warrant. During the fiscal year ended December 31, 1997, the Fund did not enter into any repurchase agreements.


    PUT OPTIONS. The Fund may purchase securities together with the right to resell them to the seller at an agreed upon price or yield within a specified period prior to the maturity date of such securities. Such a right to resell is commonly known as a "put," and the aggregate price which the Fund pays for securities with puts may be higher than the price which otherwise would be paid for the securities. Consistent with the Fund's investment objectives and subject to the supervision of the Board of Trustees, the primary purpose of this practice is to permit the Fund to be fully invested in securities, the interest on which is exempt from Federal and New York personal income tax, while preserving the necessary flexibility and liquidity to purchase securities on a when-issued basis, to meet unusually large redemptions and to purchase at a later date securities other than those subject to the put. The Fund's policy is, generally, to exercise the puts on their expiration date, when the exercise price is higher than the current market price for the related securities. Puts may be exercised prior to the expiration date in order to fund obligations to purchase other securities or to meet redemption requests. These obligations may arise during periods in which proceeds from sales of Fund shares and from recent sales of portfolio securities are insufficient to meet such obligations or when the funds available are otherwise allocated for investment. In addition, puts may be exercised prior to their expiration date in the event the Investment Manager revises its evaluation of the creditworthiness of the issuer of the underlying security. In determining whether to exercise puts prior to their expiration date and in selecting which puts to exercise in such circumstances, the Investment Manager considers, among other things, the amount of cash available to the Fund, the expiration dates of the available puts, any future commitments for securities purchases, the yield, quality and maturity dates of the underlying securities, alternative investment opportunities and the desirability of retaining the underlying securities in the Fund's portfolio.


    The Fund values securities which are subject to puts at their amortized cost and values the put, apart from the security, at zero. Thus, the cost of the put will be carried on the Fund's books as an unrealized loss from the date of acquisition and will be reflected in realized gain or loss when the put is exercised or expires. Since the value of the put is dependent on the ability of the put writer to meet its obligation to repurchase, the Fund's policy is to enter into put transactions only with municipal securities dealers who are approved by the Fund's Board of Trustees. Each dealer will be approved on its own merits and it is the Fund's general policy to enter into put transactions only with those dealers which are determined to present minimal credit risks. In connection with such determination, the Board of Trustees will review, among other things, the ratings, if available, of equity and debt securities of such municipal securities dealers, their reputations in the municipal securities markets, the net worth of such dealers and their efficiency in consummating transactions. Bank dealers normally will be members of the Federal Reserve System, and other dealers will be members of the National Association of Securities Dealers, Inc. or members of a national securities exchange. The Board has directed the Investment Manager not to enter into put transactions with, and to exercise outstanding puts of, any municipal securities dealer which, in the judgment of the Investment Manager, ceases at any time to present a minimal credit risk. In the event that a dealer should default on its obligation to repurchase an underlying security, the Fund is unable to predict whether all or any portion of any loss sustained could be subsequently recovered from such dealer. The Fund may not invest more than 10% of its total assets in puts at any given time. During the fiscal year ended December 31, 1997, the Fund did not purchase any put options.


    It is the position of the staff of the Securities and Exchange Commission that certain provisions of the Act may be deemed to prohibit the Fund from purchasing puts from broker-dealers without an exemptive order. Until such an order is obtained, the Fund will purchase puts only from commercial banks. There is no assurance that such an order, if applied for, will be obtained. The duration of puts, which will not exceed 60 days, will not be a factor in determining the weighted average maturity of the Fund's portfolio securities.

    In Revenue Ruling 82-144, the Internal Revenue Service stated that, under certain circumstances, a purchaser of tax-exempt obligations which are subject to puts will be considered the owner of the obligations for Federal income tax purposes. In connection therewith, the Fund has received an opinion of counsel to the effect that interest on Municipal Obligations subject to puts will be tax-exempt to the Fund.

INVESTMENT RESTRICTIONS
--------------------------------------------------------------------------------

    In addition to the investment restrictions enumerated in the Prospectus, the investment restrictions listed below have been adopted by the Fund as fundamental policies, except as otherwise indicated.

Under the Act, a fundamental policy may not be changed without the vote of the holders of a majority of the outstanding voting securities of the Fund, as defined in the Act. Such a majority is defined in the Act as the lesser of (a) 67% or more of the shares present at a Meeting of Shareholders of the Fund, if the holders of more than 50% of the outstanding shares of the Fund are present or represented by proxy at the meeting, or (b) more than 50% of the outstanding shares of the Fund. For purposes of the following restrictions and those recited in the Prospectus: (a) an "issuer" of a security is the entity whose assets and revenues are committed to the payment of interest and principal on that particular security, provided that the guarantee of a security will be considered a separate security and provided further that a guarantee of a security shall not be deemed a security issued by the guarantor if the value of all securities guaranteed by the guarantor and owned by the Fund does not exceed 10% of the value of the total assets of the Fund; (b) a "taxable security" is any security the interest on which is subject to federal income tax; and (c) all percentage limitations apply immediately after a purchase or initial investment, and any subsequent change in any applicable percentage resulting from market fluctuations or other changes in total or net assets does not require elimination of any security from the portfolio.

    The term "bank obligations" as referred to in Investment Restriction 3 in the Prospectus refers to short-term obligations (including certificates of deposit and bankers' acceptances) of banks subject to regulation by the U.S. Government and having total assets of $1 billion or more, and instruments secured by such obligations, not including obligations of foreign branches of domestic banks.

    The Fund may not:

         1. Invest in common stock.

         2. Invest in securities of any issuer if, to the knowledge of the Fund, any officer or trustee of the Fund or any officer or director of the Investment Manager owns more than 1/2 of 1% of the outstanding securities of such issuer, and such officers, trustees and directors who own more than 1/2 of 1% own in the aggregate more than 5% of the outstanding securities of such issuer.

         3. Purchase or sell real estate or interests therein, although it may purchase securities secured by real estate or interests therein.

         4. Purchase or sell commodities or commodity futures contracts.

         5. Purchase oil, gas or other mineral leases, rights or royalty contracts, or exploration or development programs.

         6. Write, purchase or sell puts, calls, or combinations thereof, except that it may acquire rights to resell Municipal Obligations at an agreed upon price and at or within an agreed upon time.

         7. Purchase securities of other investment companies, except in connection with a merger, consolidation, reorganization or acquisition of assets.

         8. Borrow money, except that the Fund may borrow from a bank for temporary or emergency purposes in amounts not exceeding 5% (taken at the lower of cost or current value) of the value of its total assets (not including the amount borrowed).

         9. Pledge its assets or assign or otherwise encumber them except to secure borrowings effected within the limitations set forth in restriction
    (8). To meet the requirements of regulations in certain states, the Fund, as a matter of operating policy but not as a fundamental policy, will limit any pledge of its assets to 10% of its net assets so long as shares of the Fund are being sold in those states.

        10. Issue senior securities as defined in the Act except insofar as the Fund may be deemed to have issued a senior security by reason of: (a) purchasing any securities on a when-issued or delayed delivery basis; or (b) borrowing money in accordance with restrictions described above.

        11. Make short sales of securities.

        12. Purchase securities on margin, except for such short-term loans as are necessary for the clearance of purchases of portfolio securities.

        13. Engage in the underwriting of securities, except insofar as the Fund may be deemed an underwriter under the Securities Act of 1933 in disposing of a portfolio security.

        14. Invest for the purpose of exercising control or management of any other issuer.


    Notwithstanding any other investment policy or restriction, the Fund may seek to achieve its investment objectives by investing all or substantially all of its assets in another investment company having substantially the same investment objectives and policies as the Fund.


PORTFOLIO TRANSACTIONS AND BROKERAGE
--------------------------------------------------------------------------------


    Subject to the general supervision of the Board of Trustees, the Investment Manager is responsible for decisions to buy and sell securities for the Fund, the selection of brokers and dealers to effect the transactions, and the negotiation of brokerage commissions, if any. The Fund expects that the primary market for the securities in which it intends to invest will generally be the over-the-counter market. Securities are generally traded in the over-the-counter market on a "net" basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. The Fund also expects that securities will be purchased at times in underwritten offerings where the price includes a fixed amount of compensation, generally referred to as the underwriter's concession or discount. On occasion the Fund may also purchase certain money market instruments directly from an issuer, in which case no commissions or discounts are paid. During the fiscal years ended December 31, 1995, December 31, 1996 and December 31, 1997, the Fund paid no such brokerage commissions or concessions.



    The Investment Manager currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or adviser to others. It is the practice of the Investment Manager to cause purchase and sale transactions to be allocated among the Fund and others whose assets it manages in such manner as it deems equitable. In making such allocations among the Fund and other client accounts, various factors are considered, including the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the Fund and other client accounts. In the case of certain initial and secondary public offerings, the Investment Manager may utilize a pro rata allocation process based on the size of the Dean Witter Funds involved and the number of shares available from the public offering.


    The policy of the Fund, regarding purchases and sales of securities for its portfolio, is that primary consideration be given to obtaining the most favorable prices and efficient execution of transactions. In seeking to implement the Fund's policies, the Investment Manager effects transactions with those brokers and dealers who the Investment Manager believes provide the most favorable prices and are capable of providing efficient executions. If the Investment Manager believes such price and executions are obtainable from more than one broker or dealer, it may give consideration to placing portfolio transactions with those brokers and dealers who also furnish research and other services to the Fund or the Investment Manager. Such services may include, but are not limited to, any one or more of the following: information as to the availability of securities for purchase or sale; statistical or factual information or opinions pertaining to investment; wire services; and appraisals or evaluations of portfolio securities.

    The information and services received by the Investment Manager from brokers and dealers may be of benefit to the Investment Manager in the management of accounts of some of its other clients and may not in all cases benefit the Fund directly. While the receipt of such information and services is useful in varying degrees and would generally reduce the amount of research or services otherwise performed by the Investment Manager and thereby reduce its expenses, it is of indeterminable value and the Fund does not reduce the management fee it pays to the Investment Manager by any amount that may be attributable to the value of such services.


    Pursuant to an order of the Securities and Exchange Commission, the Fund may effect principal transactions in certain money market instruments with DWR. The Fund will limit its transactions with DWR to U.S. Government and Government Agency Securities, Bank Money Instruments (i.e. Certificates of Deposit and Bankers' Acceptances) and Commercial Paper (not including Tax-Exempt Municipal Paper). Such transactions will be effected with DWR only when the price available from DWR is better than that available from other dealers. During the fiscal years ended December 31, 1995, 1996 and 1997, the Fund did not effect any principal transactions with DWR.



    Consistent with the policy described above, brokerage transactions in securities listed on exchanges or admitted to unlisted trading privileges may be effected through DWR, Morgan Stanley & Co. Incorporated and other brokers and dealers that are affiliates of the Investment Manager. In order for an affiliated broker or dealer to effect portfolio transactions for the Fund, the commissions, fees or other remuneration received by the affiliated broker or dealer must be reasonable and fair compared to the commissions, fees or other remuneration paid to other brokers in connection with comparable transactions involving similar securities being purchased or sold on an exchange during a comparable period of time. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker in a commensurate arm's-length transaction. Furthermore, the Trustees of the Fund, including a majority of the Trustees who are not "interested" Trustees (as defined in the Act), have adopted procedures which are reasonably designed to provide that any commissions, fees or other remuneration paid to an affiliated broker or dealer are consistent with the foregoing standard. During the fiscal years ended December 31, 1995, 1996, and 1997, the Fund paid no brokerage commissions to an affiliated broker or dealer.


    Subject to the principle of obtaining best price and execution, the Investment Manager may consider a broker-dealer's sales of shares of the Fund as a factor in selecting from among those broker-dealers qualified to provide comparable prices and execution on the Fund's portfolio transactions. The Fund does not, however, require a broker-dealer to sell shares of the Fund in order for it to be considered to execute portfolio transactions, and will not enter into any arrangement whereby a specific amount or percentage of the Fund's transactions will be directed to a broker which sells shares of the Fund to customers. The Board of Trustees reviews, periodically, the allocation of brokerage orders to monitor the operation of these policies.

    Portfolio turnover rate is defined as the lesser of the value of the securities purchased or securities sold, excluding all securities whose maturities at time of acquisition were one year or less, divided by the average monthly value of such securities owned during the year. Because the Fund's portfolio consists of municipal obligations maturing within one year, the Fund is unable to calculate its turnover rate as so defined. However, because of the short-term nature of the Fund's portfolio securities, it is anticipated that the number of purchases and sales of maturities of such securities will be substantial. Brokerage commissions are not normally charged on purchases and sales of short-term municipal obligations, but such transactions may involve transaction costs in the form of spreads between bid and asked prices.


SPECIAL CONSIDERATIONS RELATING TO NEW YORK TAX-EXEMPT SECURITIES


    During the mid-1970's, New York State (the "State"), some of its agencies, instrumentalities and public benefit corporations (the "Authorities"), and certain of its municipalities faced serious financial difficulties. To address many of these financial problems, the State developed various programs, many of which were successful in ameliorating the financial crisis. Any further financial problems experienced by these Authorities or municipalities could have a direct adverse effect on the New York Municipal Obligations in which the Fund invests.

NEW YORK CITY


    GENERAL. The national economic downturn which began in July 1990 adversely affected the local economy, which had been declining since late 1989. As a result, New York City (the "City") experienced job losses in 1990 and 1991 and real Gross City Product (GCP) fell in those two years. For the 1992 fiscal year, the City closed a projected budget gap of $3.3 billion in order to achieve a balanced budget as required by the laws of the State. Beginning in 1992, the improvement in the national economy helped stabilize conditions in the City. Employment losses moderated toward year-end and real GCP increased, boosted by strong wage gains. After noticeable improvements in the City's economy during calendar year 1994, economic growth slowed in 1995 and thereafter improved commencing in calendar year 1996, reflecting improved securities industry earnings and employment in other sectors. The City's current four-year financial plan assumes that moderate economic growth will exist through calendar year 2001, with moderate job growth and wage increases.



    For each of the 1981 through 1996 fiscal years, the City achieved balanced operating results as reported in accordance with then applicable generally accepted accounting principles ("GAAP"). The City has been required to close substantial gaps between forecast revenues and forecast expenditures in order to maintain balanced operating results. There can be no assurance that the City will continue to maintain balanced operating results as required by State law without additional tax or other revenue increases or additional reductions in City services or entitlement programs, which could adversely affect the City's economic base.



    1998-2001 NEW YORK CITY FINANCIAL PLAN. The Mayor is responsible for preparing the City's four-year financial plan including the current financial plan for the 1998 through 2001 fiscal years (the "1998-2001 Financial Plan", the "Financial Plan" or "City Plan").



    The most recent quarterly modification to the City's financial plan for the 1997 fiscal year projects a budget in accordance with GAAP for the 1997 fiscal year, after taking into account an increase in projected tax revenues of $1.2 billion during the 1997 fiscal year and a discretionary prepayment in the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years. The Financial Plan projects revenues and expenditures for the 1998 fiscal year balanced in accordance with GAAP. The Financial Plan includes: increased tax revenue projections; reduced debt service costs; the assumed restoration of Federal funding for programs assisting certain legal aliens; additional expenditure for textbooks, computers, improved education programs and welfare reform, law enforcement, immigrant naturalization, initiatives proposed by the City Council and other initiatives; and a proposed discretionary transfer to the 1998 fiscal year of $300 million of debt service due in the 1999 fiscal year for budget stabilization purposes. In addition, the Financial Plan reflects the discretionary transfer to the 1997 fiscal year of $1.3 billion of debt service due in the 1998 and 1999 fiscal years, and includes actions to eliminate a previously projected budget gap for the 1998 fiscal year. These gap closing actions include (i) additional agency actions totaling $621 billion; (ii) the proposed sale of various assets; (iii) additional State aid of $294 million, including a proposal that the State accelerate a $142 million revenue sharing payment to the City from March 1999; and (iv) entitlement savings of $128 million which would result from certain of the reductions in Medicaid spending proposed in the Governor's 1997-1998 Executive Budget and the State making available to the City $77 million of additional Federal block grant aid, as proposed in the Governor's 1997-1998 Executive Budget. The Financial Plan also sets forth projections for the 1999 through 2001 fiscal years and projects gaps of $1.8 billion, $2.8 billion and $2.6 billion for the 1999 through 2001 fiscal years, respectively.



    The Financial Plan assumes approval by the State Legislature and the Governor of a tax reduction program proposed by the City and a proposed State tax relief program. The Financial Plan also assumes (i) approval by the governor and the State Legislature of the extension of the 14% personal income tax surcharge, which is scheduled to expire on December 31, 1999, and of the extension of the 12.5% personal income tax surcharge, which is scheduled to expire on December 31, 1998; (ii) collection of the projected rent payments for the City's airports; and (iii) State approval of the cost containment initiatives and State aid proposed by the City for the 1998 fiscal year, and $115 million in State aid which is assumed in the Financial Plan but was not provided for in the Governor's 1997-1998 Executive budget. The Financial Plan reflects the increased costs which the City is prepared to incur as a result of welfare legislation recently enacted by Congress. In addition, the economic and financial condition of the City may be affected by various financial, social, economic and political factors which could have a material effect on the City.



    The City's financial plans have been the subject of extensive public comment. On September 11, 1997, the New York State Comptroller issued a report which noted that the ability to deal with future budget gaps could become a significant issue in the State's 2000-2001 fiscal year, when the cost of tax cuts increases by $1.9 billion. The report contained projections that, based on current economy conditions and current law for taxes and spending, showed a gap of $5.6 billion in the 2000-2001 State fiscal year and of $7.4 billion in the 2001-2002 State fiscal year. The report noted that these gaps would be smaller if recurring spending reductions produce savings in earlier years. The State Comptroller also stated that if Wall Street earnings moderate and the State experiences a moderate recession, the gap for the 2001-2002 State fiscal year could grow to nearly $12 billion.



    The City depends on the State for State aid both to enable the City to balance its budget and to meet its cash requirements. There can be no assurance that there will not be reductions in State aid to the City from amounts currently projected; that the State budgets will be adopted by the April 1 statutory deadline or interim appropriations enacted; or that any such reductions or delays will not have adverse effects on the City's cash flow or expenditures.



    The City's projections set forth in the City Plan are based on various assumptions and contingencies which are uncertain and which may not materialize. Changes in major assumptions could significantly affect the City's ability to balance its budget as required by State law and to meet its annual cash flow and financing requirements. Such assumptions and contingencies include: the condition of the regional and local economies, the impact on real estate tax revenues of the real estate market, wage increases for City employees consistent with those assumed in the Financial Plan, employment growth, the ability to implement proposed reductions in City personnel and other cost reduction initiatives, the ability of the New York City Health and Hospitals Corporations and the Board of Education to take actions to offset potential budget shortfalls, the ability to complete revenue generating transactions, provision of State and Federal aid and mandate relief and the impact on City revenues and expenditures of proposals for Federal and State welfare reform and any future legislation affecting Medicare or other entitlement.



    Implementation of the Financial Plan is also dependent upon the City's ability to market its securities successfully. The City's financing program for fiscal years 1998 through 2001 contemplates the issuance of $4.9 billion of general obligation bonds and $7.1 billion of bonds to be issued by the New York City Transitional Finance Authority (the "Finance Authority") to finance City capital projects. The Finance Authority was created as part of the City's effort to assist in keeping the City's indebtedness within the forecast level of the constitutional restrictions on the amount of debt the City is authorized to incur. In addition, the City issues revenue and tax anticipation notes to finance its seasonal working capital requirements. The success of projected public sales of City bonds and notes, New York City Municipal Water Finance Authority ("Water Authority") bonds and Finance Authority bonds will be subject to prevailing market conditions. The City's planned capital and operating expenditures are dependent upon the sale of its general obligation bonds and notes, and the Water Authority and Finance Authority bonds. Future developments concerning the City and public discussion of such developments, as well as prevailing market conditions, may affect the market for outstanding City general obligation bonds and notes.



    The City Comptroller and other agencies and public officials have issued reports and made public statements which, among other things, state that projected revenues and expenditures may be different from those forecasted in the City Plan. It is reasonable to expect that such reports and statements will continue to be issued and engender public comment.



    RATINGS. On July 10, 1995, S&P revised downward its rating on City general obligation bonds from A- to BBB+ and removed City bonds from CreditWatch. Fitch Investors Service, Inc. ("Fitch") continues to rate the City general obligation Bonds A-. On February 28, 1996, Fitch placed the City's general obligation bonds on FitchAlert with negative implications. Moody's rating for City general obligation bonds is Baa1. On July 17, 1997, Moody's changed its outlook on City bonds to positive from stable. Such ratings reflect only the views of these rating agencies, from which an explanation of the significance of such ratings may be obtained. There is no assurance that such ratings will continue for any given period of time or that they will not be revised downward or withdrawn entirely. Any such downward revision or withdrawal could have an adverse effect on the market prices of bonds.



    OUTSTANDING INDEBTEDNESS. As of September 30, 1997, the City and the Municipal Assistance Corporation for the City of New York had, respectively, approximately $26.180 billion and $3.717 billion of outstanding net long-term debt.


    LITIGATION. The City is a defendant in lawsuits pertaining to material matters, including claims asserted which are incidental to performing routine governmental and other functions. This litigation includes, but is not limited to, actions commenced and claims asserted against the City arising out of alleged torts, alleged breaches of contracts, alleged violations of law and condemnation proceedings. As of June 30, 1996 and 1995, claims in excess of $380 billion and $311 billion, respectively, were outstanding against the City for which the City estimates its potential future liability to be $2.8 billion and $2.5 billion, respectively.

NEW YORK STATE


    RECENT DEVELOPMENTS. The national economy has resumed a more robust rate of growth after a "soft landing" in 1995, with over 14 million jobs added nationally since early 1992. The State economy has continued to expand, but growth remains somewhat slower than in the nation. Although the State has added approximately 300,000 jobs since late 1992, employment growth in the State has been hindered during recent years by significant cutbacks in the computer and instrument manufacturing, utility, defense and banking industries. Government downsizing has also moderated these job gains.



    The 1997-1998 New York State Financial Plan (the "State Plan") is partly based on the forecast that the State's economy shows moderate expansion during the first half of calendar 1997 with the trend continuing through the year. Although industries that export goods and services are expected to continue to do well, growth is expected to be moderated by tight fiscal constraints on the health care and social services industries. On an average annual basis, employment growth in the State is expected to be up substantially from the 1996 rate. Personal income is expected to record moderate gains in 1997. Bonus payments in the securities industry are expected to increase further from last year's record level.


    The State Plan is based upon forecasts of national and State economic activity developed through both internal analysis and review of State and national economic forecasts prepared by commercial forecasting services and other public and private forecasters. Economic forecasts have frequently failed to predict accurately the timing and magnitude of changes in the national and the State economies. Many uncertainties exist in forecasts of both the national and State economies, including consumer attitudes toward spending, the extent of corporate and governmental restructuring, federal fiscal and monetary policies, the level of interest rates, and the condition of the world economy, which could have an adverse effect on the State. There can be no assurance that the State economy will not experience results in the current fiscal year that are worse than predicted, with corresponding material and adverse effects on the State's projections of receipts and disbursements.


    THE 1997-98 FISCAL YEAR. The State's General Fund (the major operating fund of the State) was projected in the State Plan to be balanced on a cash basis for the 1997-98 fiscal year. Total receipts and transfers from other funds are projected at $35.09 billion, an increase of $2.05 billion from the prior fiscal year, and disbursements and transfers to other funds are projected to be $34.60 billion, an increase of $1.70 billion from the total disbursed in the prior fiscal year.


    NEW YORK LOCAL GOVERNMENT ASSISTANCE CORPORATION. In 1990, as part of a state fiscal reform program, legislation was enacted creating the New York Loan Government Assistance Corporation ("LGAC"), a public benefit corporation empowered to issue long-term obligations to fund certain payments to local governments traditionally funded through the State's annual seasonal borrowing. The legislation empowered LGAC to issue bonds and notes in an amount not in excess of $4.7 billion (exclusive of certain refunding bonds). Over a period of years, the issuance of those long-term obligations, which will be amortized over no more than 30 years, is expected to result in eliminating the need for continuing short-term seasonal borrowing. The legislation also imposed a cap on the annual seasonal borrowing of the State at $4.7 billion, less net proceeds of bonds issued by LGAC, except in cases where the Governor and the legislative leaders have certified both the need for additional borrowing and provided a schedule for reducing it to the cap. If borrowing above the cap is thus permitted in any fiscal year, it is required by law to be reduced to the cap by the fourth fiscal year after the limit was first exceeded.



    As of June 30, 1995, LGAC has issued bonds and notes to provide net proceeds of $4.7 billion completing the program. The impact of this borrowing, together with the availability of certain cash reserves is that, for the first time in nearly 35 years, the State is able to meet its cash flow needs throughout the fiscal year without relying on short-term seasonal borrowings.


    COMPOSITION OF STATE GOVERNMENTAL FUNDS GROUP. Substantially all State non-pension financial operations are accounted for in the State's governmental funds group. Governmental funds include: (i) the General Fund, which receives all income not required by law to be deposited in another fund; (ii) Special Revenue Funds, which receive the preponderance of moneys received by the State from the Federal government and other income the use of which is legally restricted to certain purposes; (iii) Capital Projects Funds, used to finance the acquisition, construction and rehabilitation of major capital facilities by the State and to aid in certain of such projects conducted by local governments or public authorities; and (iv) Debt Service Funds, which are used for the accumulation of moneys for the payment of principal of and interest on long-term debt and to meet lease-purchase and other contractual-obligation commitments.


    AUTHORITIES. The fiscal stability of the State is related to the fiscal stability of its public authorities (i.e. public benefit corporations, created pursuant to State law, other than local authorities), which generally have responsibility for financing, constructing and operating revenue-producing public benefit facilities. The State's public authorities (the "Authorities") are not subject to the constitutional restrictions on the incurrence of debt which apply to the State itself, and may issue bonds and notes within the amounts of, and as otherwise restricted by, their legislative authorization. As of September 30, 1995, there were 17 Authorities that had outstanding debt of $100 million or more and the aggregate outstanding debt, including refunding bonds, of these 17 Authorities was $75.4 billion, only a portion of which constitutes State-supported or State-related debt.


    Authorities are generally supported by revenues generated by the projects financed or operated, such as fares, user fees on bridges or tunnels, highway tolls and rentals for dormitory rooms and housing units and charges for occupancy at medical care facilities. In addition, State legislation authorizes several financing techniques for Authorities. Also, there are statutory arrangements providing for State local assistance payments otherwise payable to localities to be made under certain circumstances to Authorities. Although the State has no obligation to provide additional assistance to localities whose local assistance payments have been paid to Authorities under these arrangements, if local assistance payments are diverted the affected localities could seek additional State assistance. Some Authorities also receive moneys from State appropriations to pay for the operating costs of certain of their programs.


    RATINGS. On January 13, 1992, S&P reduced its ratings on the State's general obligation bonds from A to A- and, in addition, reduced its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. S&P also continued its negative rating outlook assessment on State general obligation debt. On April 26, 1993, S&P revised the rating outlook assessment to stable. On February 14, 1994, S&P raised is outlook to positive and, on August 5, 1996, confirmed its A- rating. On August 28, 1997, S&P revised its ratings on the State's general obligation bonds from A- to A and, in addition, revised its ratings on the State's moral obligation, lease purchase, guaranteed and contractual obligation debt. On January 6, 1992, Moody's Investors Service reduced its ratings on outstanding limited-liability State lease purchase and contractual obligations from A to Baa1. On July 26, 1996, Moody's Investors Service reconfirmed its A rating on the State's general obligation long-term indebtedness. On February 10, 1997, Moody's confirmed its A2 rating on the State's general obligation long-term indebtedness. Ratings reflect only the respective views of such organizations, and an explanation of the significance of such ratings must be obtained from the rating agency furnishing the same. There is no assurance that a particular rating will continue for any given period of time or that any such rating will not be revised downward or withdrawn entirely if, in the judgment of the agency originally establishing the rating, circumstances so warrant. A downward revision or withdrawal of such ratings, or either of them, may have an effect on the market price of the State Municipal Securities in which the New York Fund invests.



    GENERAL OBLIGATION DEBT. As of March 31, 1997, the State had outstanding approximately $5.03 billion in general obligation bonds, including $294 million in bond anticipation notes outstanding. Principal and interest due on general obligation bonds and interest due on bond anticipation notes were $749.6 million for the 1996-97 fiscal years, and are estimated to be $720.9 million for the State's 1997-98 fiscal year.



    LITIGATION. The State is a defendant in numerous legal proceedings pertaining to matters incidental to the performance of routine governmental operations. Such litigation includes, but is not limited to, claims asserted against the State arising from alleged torts, alleged breaches of contracts, condemnation proceedings and other alleged violations of State and Federal laws. These proceedings could affect adversely the financial condition of the State in the 1997-1998 Fiscal Year or thereafter.



    The State believes that the 1997-1998 State Financial Plan includes sufficient reserves for the payment of judgments that may be required during the 1996-1997 fiscal year. There can be no assurance, however, that an adverse decision in any of these proceedings would not exceed the amount of all potential State Plan reserves available for the payment of judgements and, therefore, could affect the ability of the State to maintain a balanced 1997-1998 State Plan. The General Purpose Financial Statements for the 1996-1997 fiscal year report estimated probable awarded and anticipated unfavorable judgements of $364 million, of which $134 million is expected to be paid during the 1997-1998 fiscal year.



    In addition, the State is party to other claims and litigation which its counsel has advised are not probable of adverse court decisions. Although the amounts of potential losses, if any, are not presently determinable, it is the State's opinion that its ultimate liability in these cases is not expected to have a material adverse effect on the State's financial position in the 1997-1998 fiscal year or thereafter.



    OTHER LOCALITIES. Certain localities in addition to the City could have financial problems leading to requests for additional State assistance during the State's 1997-98 fiscal year and thereafter. The potential impact on the State of such actions by localities is not included in the projections of the State receipts and disbursements in the State's 1997-98 fiscal year.


    For example, fiscal difficulties experienced by the City of Yonkers ("Yonkers") resulted in the creation of the Financial Control Board for the City of Yonkers (the "Yonkers Board") by the State in 1984. The Yonkers Board is charged with oversight of the fiscal affairs of Yonkers. Future actions taken by the Governor or the State Legislature to assist Yonkers could result in increased state expenditures for extraordinary local assistance.

PURCHASE OF FUND SHARES
--------------------------------------------------------------------------------


    As discussed in the Prospectus, the Fund offers its shares for sale to the public on a continuous basis, without a sales charge. Pursuant to a Distribution Agreement between the Fund and Dean Witter Distributors Inc. (the "Distributor"), an affiliate of the Investment Manager and a wholly-owned subsidiary of MSDWD, shares of the Fund are distributed by the Distributor and through certain selected broker-dealers who have entered into agreements with the Distributor ("Selected Broker-Dealer") at an offering

    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. A shareholder may make additional investments in Fund shares at any time through the Shareholder Investment Account by sending a check payable to Dean Witter New York Municipal Money Market Trust in any amount, not less than $100, directly to the Transfer Agent. The shares so purchased will be credited to the Shareholder Investment Account.

    ACCOUNT STATEMENTS. All purchases of Fund shares will be credited to the shareholder in a Shareholder Investment Account maintained for the shareholder by the Transfer Agent in full and fractional price equal to the net asset value per share next determined following receipt of an effective purchase order (accompanied by Federal Funds). Dealers in the securities markets in which the Fund will invest usually require immediate payment in federal funds. Since the payment by a Fund shareholder for his or her other shares cannot be invested until it is converted into and available to the Fund in federal funds, the Fund requires such payments to be so available before a share purchase order can be considered effective. All checks submitted for payment are accepted subject to collection at full face value in United States funds and must be drawn in United States dollars on a United States bank.


    The Board of Trustees of the Fund, including a majority of the Trustees who are not and were not at the time of their vote "Interested persons" (as defined in the Act) of either party to the Distribution Agreement (the "Independent Trustees"), approved, at its meeting held on April 24, 1997, the current Distribution Agreement appointing the Distributor exclusive distributor of the Fund's shares and providing for the Distributor to bear distribution expenses not borne by the Fund. By its terms, the Distribution Agreement has an initial term ending April 30, 1998, and will remain in effect from year to year thereafter if approved by the Board. The current Distribution Agreement took effect on May 31, 1997 upon the consummation of the merger of Dean Witter, Discover & Co. with Morgan Stanley Group Inc. and is substantially identical to the Fund's prior Distribution Agreement except for its dates of effectiveness and termination.


SHAREHOLDER INVESTMENT ACCOUNT


    Upon the purchase of shares of the Fund, a Shareholder Investment Account is opened for the investor on the books of the Fund, maintained by the Fund's Transfer Agent, Dean Witter Trust FSB (the "Transfer Agent"). This is an open account in which shares owned by the investor are credited by the Transfer Agent in lieu of issuance of a share certificate. If a share certificate is desired, it must be requested in writing for each transaction. Certificates are issued only for full shares and may be redeposited in the account at any time. There is no charge to the investor for issuance of a certificate. Whenever a shareholder-instituted transaction takes place in the Shareholder Investment Account directly through the Transfer Agent, the shareholder will be mailed a written confirmation of such transaction.


    DIRECT INVESTMENTS THROUGH TRANSFER AGENT. A shareholder may make additional investments in Fund shares at any time through the Shareholder Investment Account by sending a check payable to Dean Witter New York Municipal Money Market Trust in any amount, not less than $100, directly to the Transfer Agent. The shares so purchased will be credited to the Shareholder Investment Account.

    ACCOUNT STATEMENTS. All purchases of Fund shares will be credited to the shareholder in a Shareholder Investment Account maintained for the shareholder by the Transfer Agent in full and fractional shares of the Fund (rounded to the nearest 1/100 of a share with the exception of purchases made through reinvestment of dividends, which are rounded to the last 1/100 of a share). A statement of the account will be mailed to the shareholder after each purchase or redemption transaction effected through the Transfer Agent. A quarterly statement of the account is sent to all shareholders. Share certificates will not be issued unless requested in writing by the shareholder. No certificates will be issued for fractional shares or to shareholders who have elected the checking account or predesignated bank account methods of withdrawing cash from their accounts.


    The Fund and the Distributor reserve the right to reject any order for the purchase of shares of the Fund. In addition, the offering of Fund shares may be suspended at any time and resumed at any time thereafter.

EXCHANGE PRIVILEGE


    As discussed in the Prospectus under the caption "Exchange Privilege," an Exchange Privilege exists whereby investors who have purchased shares of any of the Dean Witter Funds that are multiple class funds ("Dean Witter Multi-Class Funds"), shares of Dean Witter Multi-State Municipal Series Trust and Dean Witter Hawaii Municipal Trust, which are Dean Witter Funds sold with a front-end sales charge ("FSC Funds"), and shares of Dean Witter Global Short-Term Income Fund Inc. ("Global Short-Term"), which is a Dean Witter Fund offered with a contingent deferred sales charge ("CDSC"), will be permitted, after the shares of the Fund acquired by purchase (not by exchange or dividend reinvestment) have been held for thirty days, to redeem all or part of their shares in that Fund, have the proceeds invested in shares of the Fund, Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, Dean Witter California Tax-Free Daily Income Trust, or Dean Witter U.S. Government Money Market Trust (which five funds are called "money market funds") or Dean Witter Short-Term U.S. Treasury Trust, Dean Witter Limited Term Municipal Trust, Dean Witter Short-Term Bond Fund and Dean Witter Intermediate Term U.S. Treasury Trust (these nine funds, including the Fund, are collectively referred to herein as the "Exchange Funds"). There is no waiting period for shares acquired by exchange or dividend reinvestment. Shares of the Exchange Funds received in an exchange for shares of a Dean Witter Multi-Class Fund may be redeemed and exchanged only for shares of the corresponding Class of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, provided that shares of the Exchange Funds received in an exchange for Class A shares of a Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of a FSC Fund, and shares of the Exchange Funds received in an exchange for Class B shares of a Dean Witter Multi-Class Fund may also be redeemed and exchanged for shares of Global Short-Term. In addition, shares of the Exchange Funds received in an exchange for shares of a FSC Fund may be redeemed and exchanged for Class A shares of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds, and shares of the Exchange Funds received in an exchange for shares of Global Short-Term may be redeemed and exchanged for Class B shares of a Dean Witter Multi-Class Fund or for shares of one of the other Exchange Funds. Ultimately, any applicable CDSC will have to be paid upon redemption of shares originally purchased from Global Short-Term or a Class of a Dean Witter Multi-Class Fund that imposes a CDSC. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss.


    Any new account established through the Exchange Privilege will have the same registration and cash dividend or dividend reinvestment plan as the present account, unless the Transfer Agent receives written notification to the contrary. For telephone exchanges, the exact registration of the existing account and the account number must be provided.

    Any shares held in certificate form cannot be exchanged but must be forwarded to the Transfer Agent and deposited into the shareholder's account before being eligible for exchange. (Certificates mailed in for deposit should not be endorsed.)


    When shares of a Dean Witter Multi-Class Fund or Global Short-Term are exchanged for shares of the Fund or any other Exchange Fund, the exchange is executed at no charge to the shareholder, without the imposition of the CDSC at the time of the exchange. During the period of time the shareholder remains in the Exchange Fund (calculated from the last day of the month in which the Exchange Fund shares were reacquired), the holding period or "year since purchase payment made" is frozen. When shares are redeemed out of the Exchange Fund they will be subject to a CDSC which would be based upon the period of time the shareholder held shares in a Dean Witter Multi-Class Fund or Global Short-Term. However, in the case of shares exchanged into an Exchange Fund on or after April 23, 1990, upon redemption of shares which results in a CDSC being imposed, a credit (not to exceed the amount of the CDSC) will be given in an amount equal to the Exchange Fund 12b-1 distribution fees, if any, incurred on or after that date which are attributable to those shares. Shareholders acquiring shares of an Exchange Fund pursuant to this exchange privilege may exchange those shares back into a Dean Witter Multi-Class Fund or Global Short-Term from the Exchange Funds, with no CDSC being imposed on such exchange. The holding period previously frozen when shares were first exchanged for shares of the Exchange Fund resumes on the last day of the month in which shares of a Dean Witter Multi-Class Fund or Global Short-Term are reacquired. Thus, a CDSC is imposed only upon an ultimate redemption, based upon the time (calculated as described above) the shareholder was invested in a Multi-Class Fund or in Global Short-Term. In the case of exchanges of Class A shares of a Dean Witter Multi-Class Fund that are subject to a CDSC, the holding period also includes the time (calculated as described above) the shareholder was invested in a FSC fund.



    When shares initially purchased in a Dean Witter Multi-Class Fund or in Global Short-Term are exchanged for shares of a Dean Witter Multi-Class Fund, shares of Global Short-Term, shares of a FSC Fund, or shares of an Exchange Fund, the date of purchase of the shares of the fund exchanged into, for purposes of the CDSC upon redemption, will be the last day of the month in which shares being exchanged were originally purchased. In allocating the purchase payments between funds for purposes of the CDSC, the amount which represents the current net asset value of shares at the time of the exchange which were (i) purchased more than one, three or six years (depending on the CDSC schedule applicable to the shares) prior to the exchange, (ii) originally acquired through reinvestment of dividends or distributions and (iii) acquired in exchange for shares of FSC Funds, or for shares of other Dean Witter Funds for which shares of FSC Funds have been exchanged (all such shares called "Free Shares"), will be exchanged first. After an exchange, all dividends earned on shares in an Exchange Fund will be considered Free Shares. If the exchanged amount exceeds the value of such Free Shares, an exchange is made, on a block-by-block basis, of non-Free Shares held for the longest period of time (except that if shares held for identical periods of time but subject to different CDSC schedules are held in the same Exchange Privilege account, the shares of that block that are subject to a lower CDSC rate will be exchanged prior to the shares of that block that are subject to a higher CDSC rate). Shares equal to any appreciation in the value of non-Free Shares exchanged will be treated as Free Shares, and the amount of the purchase payments for the non-Free Shares of the fund exchanged into will be equal to the lesser of (a) the purchase payments for, or (b) the current net asset value of, the exchanged non-Free Shares. If an exchange between funds would result in exchange of only part of a particular block of non-Free Shares, then shares equal to any appreciation in the value of the block (up to the amount of the exchange) will be treated as Free Shares and exchanged first, and the purchase payment for that block will be allocated on a pro rata basis between the non-Free Shares of that block to be retained and the non-Free Shares to be exchanged. The prorated amount of such purchase payment attributable to the retained non-Free Shares will remain as the purchase payment for such shares, and the amount of purchase payment for the exchanged non-Free Shares will be equal to the lesser of (a) the prorated amount of the purchase payment for, or (b) the current net asset value of, those exchanged non-Free Shares. Based upon the exchange procedures described in the Dean Witter Multi-Class Fund Prospectus under the caption "Purchase of Fund Shares" and in the Global Short-Term Prospectus under the caption "Contingent Deferred Sales Charge," any applicable CDSC will be imposed upon the ultimate redemption of shares of any fund, regardless of the number of exchanges since those shares were originally purchased.


    With respect to the redemption or repurchase of shares of the Fund, the application of proceeds to the purchase of new shares in the Fund or any other of the funds and the general administration of the Exchange Privilege, the Transfer Agent acts as agent for DWR and for the shareholder's Selected Broker-Dealer, if any, in the performance of such functions. With respect to exchanges, redemptions or repurchases, the Transfer Agent shall be liable for its own negligence and not for the default or negligence of its correspondents or for losses in transit. The Fund shall not be liable for any default or negligence of the Transfer Agent, Distributor or any Selected Broker-Dealer.

    Exchange Privilege accounts may also be maintained for shareholders of the money market funds who acquired their shares in exchange for shares of various TCW/DW Funds, a group of funds distributed by the Distributor for which TCW Funds Management, Inc. serves as Adviser, under the terms and conditions described in the Prospectus and Statement of Additional Information of each TCW/DW Fund.

    The Distributor and any Selected Broker-Dealer have authorized and appointed the Transfer Agent to act as their agent in connection with the application of proceeds of any redemption of Fund shares to the purchase of the shares of any other fund and the general administration of the Exchange Privilege. No commission or discounts will be paid to the Distributor or any Selected Broker-Dealer for any transactions pursuant to this Exchange Privilege.


    The current prospectus for each fund describes its investment objective(s) and policies, and shareholders should obtain a copy and examine it carefully before investing. An exchange will be treated for federal income tax purposes the same as a repurchase or redemption of shares, on which the shareholder may realize a capital gain or loss. However, the ability to deduct capital losses on an exchange may be limited in situations where there is an exchange of shares within ninety days after the shares are purchased. The Exchange Privilege is only available in states where an exchange may legally be made.


    Shares of the Fund acquired pursuant to the Exchange Privilege will be held by the Fund's transfer agent in an Exchange Privilege account distinct from any account of the same shareholder who may have acquired shares of the Fund directly. A shareholder of the Fund will not be permitted to make additional investments in such Exchange Privilege account, except through the exchange of additional shares of the fund in which the shareholder had initially invested, and the proceeds of any shares redeemed from such Exchange Privilege account, may not thereafter be placed back into that Exchange Privilege account, except by utilizing the Reinstatement Privilege (see "Redemptions and Repurchases--Reinstatement Privilege" in the Dean Witter Multi-Class Fund, Global Short-Term or FSC Fund Prospectus. If such a shareholder desires to make any additional investments in the Fund, a separate account will be maintained for receipt of such investments. The Fund will have additional costs for account maintenance if a shareholder has more than one account with the Fund.


    The Fund also maintains Exchange Privilege Accounts for shareholders who acquired their shares of the Fund pursuant to exchange privileges offered by other investment companies with which the Investment Manager is not affiliated. The Fund also expects to make available such exchange privilege accounts to other investment companies that may hereafter be managed by the Investment Manager.


    Exchanges are subject to the minimum investment requirement and any other conditions imposed by each fund. The minimum initial investment for the Exchange Privilege account of each Class is $10,000 for Dean Witter Short-Term U.S. Treasury Trust (although that fund may, in its discretion, accept initial purchases as low as $5,000) and $5,000 for the Fund, Dean Witter Liquid Asset Fund Inc., Dean Witter Tax-Free Daily Income Trust, and Dean Witter California Tax-Free Daily Income Trust, although those funds may, at their discretion, accept initial investments of as low as $1,000. The minimum initial investment for the Exchange Privilege account of each Class is $5,000 for Dean Witter Special Value Fund. The minimum initial investment for the Exchange Privilege account of each Class of all other Dean Witter Funds for which the Exchange Privilege is available is $1,000. Upon exchange into an Exchange Fund, the shares of that fund will be held in a special Exchange Privilege Account separately from accounts of those shareholders who have acquired their shares directly from that fund. As a result, certain services normally available to shareholders of money market funds, including the check writing feature, will not be available for funds held in that account.



    The Fund and each of the other Dean Witter Funds may limit the number of times this Exchange Privilege may be exercised by any investor within a specified period of time. Also, the Exchange Privilege may be terminated or revised at any time by any of the Dean Witter Funds, upon such notice as may be required by applicable regulatory agencies (presently sixty days' prior written notice for termination or material revision), provided that six months' prior written notice of termination will be given to the shareholders who hold shares of Exchange Funds or TCW/DW North American Government Income Trust, pursuant to the Exchange Privilege, and provided further that the Exchange Privilege may be terminated or materially revised at times (a) when the New York Stock Exchange is closed for other than customary weekends and holidays, (b) when trading on that Exchange is restricted, (c) when an emergency exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Fund fairly to determine the value of its net assets, (d) during any other period when the Securities and Exchange Commission by order so permits

(provided that applicable rules and regulations of the Securities and Exchange Commission shall govern as to whether the conditions prescribed in (b) or (c) exist), or (e) if the Fund would be unable to invest amounts effectively in accordance with its investment objective(s), policies and restrictions.


PLAN OF DISTRIBUTION


    In accordance with a Plan of Distribution pursuant to Rule 12b-1 under the Act between the Fund and Dean Witter Distributors Inc. (the "Distributor"), the Distributor provides certain services in connection with the promotion of sales of Fund shares (the "Plan" refers to the Plan and Agreement of Distribution prior to the reorganization and to the Plan of Distribution after the reorganization). The Plan was approved by the Board of Trustees on February 15, 1990 and by DWR as the Fund's then sole shareholder on February 16, 1990, whereupon the Plan went into effect. The Shareholders of the Fund subsequently approved the Plan at a Special Meeting of Shareholders held on June 20, 1991. The vote of the Trustees, which was cast in person at a meeting called for the purpose of voting on such Plan, included a majority of the Trustees who are not and were not at the time of their voting interested persons of the Fund and who have and had at the time of their votes no direct or indirect financial interest in the operation of the Plan (the "Independent 12b-1 Trustees").


    The Plan provides that the Distributor bears the expense of all promotional and distribution related activities on behalf of the Fund, except for expenses that the Trustees determine to reimburse, as described below. The following activities and services may be provided by the Distributor under the Plan: (1) compensation to and expenses of DWR's and other Selected Broker-Dealers' account executives and other employees, including overhead and telephone expenses; (2) sales incentives and bonuses to sales representatives and to marketing personnel in connection with promoting sales of the Fund's shares; (3) expenses incurred in connection with promoting sales of the Fund's shares; (4) preparing and distributing sales literature; and (5) providing advertising and promotional activities, including direct mail solicitation and television, radio, newspaper, magazine and other media advertisements.


    DWR account executives are paid an annual residual commission, currently a residual of up to 0.10% of the current value of the respective accounts for which they are the account executives of record. The "gross residual" is a charge which reflects residual commissions paid by DWR to its account executives and DWR's expenses associated with the servicing of shareholder's accounts, including the expenses of operating DWR's branch offices in connection with the servicing of shareholder's accounts, which expenses include lease costs, the salaries and employee benefits of operations and sales support personnel, utility costs, communications costs and the costs of stationery and supplies and other expenses relating to branch office serving of shareholder accounts.



    The Fund is authorized to reimburse specific expenses incurred or to be incurred in promoting the distribution of the Fund's shares. Reimbursement is made through payments at the end of each month. The amount of each monthly payment may in no event exceed an amount equal to a payment at the annual rate of 0.15 of 1% of the Fund's average daily net assets during the month. No interest or other financing charges will be incurred for which reimbursement payments under the Plan will be made. In addition, no interest charges, if any, incurred on any distribution expense incurred by the Distributor or other selected dealers pursuant to the Plan, will be reimbursable under the Plan. In the case of all expenses other than expenses representing a residual to account executives, such amounts shall be determined at the beginning of each calendar quarter by the Trustees, including a majority of the Independent 12b-1 Trustees. Expenses representing a residual to account executives may be reimbursed without prior determination. In the event that the Distributor proposes that monies shall be reimbursed for other than such expenses, then in making quarterly determinations of the amounts that may be expended by the Fund, the Investment Manager provides and the Trustees review a quarterly budget of projected incremental distribution expenses to be incurred on behalf of the Fund, together with a report explaining the purposes and anticipated benefits of incurring such expenses. The Trustees determine which particular expenses, and the portions thereof, that may be borne by the Fund, and in making such a determination shall consider the scope of the Distributor's commitment to promoting the distribution of the Fund's shares. The Fund reimbursed $43,344 to the Distributor pursuant to the Plan which amounted to 0.10 of 1% of the Fund's average daily net assets for the year ended December 31, 1997. Based upon the total amounts spent by the Distributor during the period, it is estimated that the amount paid by the Fund to the Distributor for distribution was spent in approximately the following ways: (i) advertising--$-0-; (ii) printing and mailing prospectuses to other than current shareholders-- $-0-; (iii) compensation to underwriters--$-0-; (iv) compensation to dealers--$-0-; (v) compensation to sales personnel--$-0-; and (vi) other, which accrued for expenses relating to compensation of sales personnel and other miscellaneous expenses--$43,344. No payments under the Plan were made for overhead, interest, carrying or other financing charges.


    Under the Plan, the Distributor uses its best efforts in rendering services to the Fund, but in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations, the Distributor is not liable to the Fund or any of its shareholders for any error of judgment or mistake of law or for any act or omission or for any losses sustained by the Fund or its shareholders.


    Continuance of the Plan until April 30, 1998 was approved by the Trustees, including a majority of the Independent 12b-1 Trustees, at their meeting held on April 24, 1997. In making their determination to continue the Plan until April 30, 1998, the Board of Trustees, including all of the Independent Trustees, arrived at the conclusion that the Plan the Directors were provided at the April 24, 1997 meeting had benefitted the Fund. This conclusion was based upon the Investment Manager's belief that the expenditures made pursuant to the Plan had tended to arrest the decline of Fund assets by meeting the competitive efforts of other, similar financial products, and had encouraged the account executives employed by DWR and other Selected Broker-Dealers to increase their efforts in selling shares of the Fund. The Board of Trustees, including the Independent Trustees, also concluded that, in their judgment, there is a reasonable likelihood that the Plan will continue to benefit the Fund and its shareholders. An amendment to increase materially the maximum amount authorized to be spent under the Plan must be approved by the shareholders of the Fund, and all material amendments to the Plan must be approved by the Trustees in the manner described above. The Plan may be terminated at any time, without payment of any penalty, by vote of the holders of a majority of the Independent Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as defined in the Act) on not more than thirty days' written notice to any other party to the Plan. So long as the Plan is in effect, the selection or nomination of the Independent Trustees is committed to the discretion of the Independent 12b-1 Trustees.



    At their meeting held on October 30, 1992, the Trustees of the Fund, including all of the independent 12b-1 Trustees, approved certain amendments to the Plan which took effect in January, 1993 and were designed to reflect the fact that upon an internal reorganization, the share distribution activities, theretofore performed by the Fund or for the Fund by DWR were assumed by the Distributor and DWR's sales activities are now being performed pursuant to the terms of a selected dealer agreement between the Distributor and DWR. The amendments provide that payments under the Plan will be made to the Distributor rather than to the Investment Manager as before the amendment, and that the Distributor in turn is authorized to make payments to DWR, its affiliates or other Selected Broker-Dealers (or direct that the Fund pay such entities directly). The Distributor is also authorized to retain part of such fee as compensation for its own distribution-related expenses. At their meeting held on July 23, 1997, the Trustees of the Fund, including all of the Independent 12b-1 Trustees, approved amendments to the Plan to change the provisions regarding quarterly budgets.


    Under the Plan, the Distributor provides the Fund, for review by the Trustees, and the Trustees review, promptly after the end of each calendar quarter, a written report regarding the incremental distribution expenses incurred on behalf of the Fund during such calendar quarter, which report includes (1) an itemization of the types of expenses and the purposes therefore;
(2) the amounts of such expenses; and (3) a description of the benefits derived by the Fund. In the Trustees' quarterly review of the Plan they consider its continued appropriateness and the level of compensation provided therein.

    No interested person of the Fund nor any Trustee of the Fund who is not an interested person of the Fund, as defined in the Act, had any direct or indirect financial interest in the operation of the Plan and

Agreement except to the extent that the Distributor, InterCapital, DWR, DWSC or the Investment Manager or certain of its employees may be deemed to have such an interest as a result of benefits derived from the successful operation of the Plan or as a result of receiving a portion of the amounts expended thereunder by the Fund.


HOW NET ASSET VALUE IS DETERMINED
--------------------------------------------------------------------------------


    As discussed in the Prospectus, the net asset value of the Fund is determined as of the close of trading on each day that the New York Stock Exchange is open. The New York Stock Exchange currently observes the following holidays: New Year's Day, Reverend Dr. Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.


    The Fund utilizes the amortized cost method in valuing its portfolio securities for purposes of determining the net asset value of shares of the Fund. The Fund utilizes the amortized cost method in valuing its portfolio securities even though the portfolio securities may increase or decrease in market value, generally, in connection with changes in interest rates. The amortized cost method of valuation involves valuing a security at its cost adjusted by a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Fund would receive if it sold the instrument. During such periods, the yield to investors in the Fund may differ somewhat from that obtained in a similar company which uses mark to market values for all its portfolio securities. For example, if the use of amortized cost resulted in a lower (higher) aggregate portfolio value on a particular day, a prospective investor in the Fund would be able to obtain a somewhat higher (lower) yield than would result from investment in such a similar company and existing investors would receive less (more) investment income. The purpose of this method of calculation is to facilitate the maintenance of a constant net asset value per share of $1.00.

    The Fund's use of the amortized cost method to value its portfolio securities and the maintenance of the per share net asset value of $1.00 is permitted pursuant to Rule 2a-7 of the Act (the "Rule"), and is conditioned on its compliance with various conditions contained in the Rule including: (a) the Trust's Trustees are obligated, as a particular responsibility within the overall duty of care owed to the Trust's shareholders, to establish procedures reasonably designed, taking into account current market conditions and the Fund's investment objective to stabilize the net asset value per share as computed for the purpose of distribution and redemption at $1.00 per share; (b)
(i) the procedures include calculation, at such intervals as are reasonable in light of current market conditions, of the deviation, if any between net asset value per share using amortized cost to value portfolio securities and net asset value per share based upon available market quotations with respect to such portfolio securities (for the purpose of determining market value, securities as to which the Trust has a "put" will be valued at the higher of market value or exercise price); (ii) periodic review by the Trustees of the amount of deviation as well as methods used to calculate it, and (iii) maintenance of written records of the procedures, the Trustees considerations made pursuant to them and any actions taken upon such consideration; the Trustees will consider what steps should be taken, if any, in the event of a difference of more than 1/2 of 1% between the two methods of valuation; and (c) the Trustees should take such action as they deem appropriate to eliminate or reduce, to the extent reasonably practicable, material dilution or other unfair results to investors or existing shareholders. Such action may include: selling portfolio instruments prior to maturity to realize capital gains or losses or to shorten the average portfolio maturity of the Trust; withholding dividends; utilizing a net asset value per share as determined by using available market quotations or reducing the number of its outstanding shares. Any reduction of outstanding shares will be effected by having each shareholder proportionately contribute to the Trust's capital a number of shares which represent the difference between the amortized cost valuation and market valuation of the portfolio. Each shareholder will be deemed to have agreed to such contribution by his or her investment in the Trust.

    The Rule further requires that the Fund limit its investments to U.S. dollar-denominated instruments which the Board of Trustees determines present minimal credit risks and which are Eligible Securities (as defined below). The Rule also requires the Fund to maintain a dollar weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than thirteen months. Should the disposition of a portfolio security result in a dollar weighted average portfolio maturity of more than 90 days, the Fund would be required to invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable.

    At the time the Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value, each day, of the Municipal Obligation in determining its net asset value. Repurchase agreements are valued at the face value of the repurchase agreement plus any accrued interest thereon to date.

    Generally, for purposes of the procedures adopted under the Rule, the maturity of a portfolio instrument is deemed to be the period remaining (calculated from the trade date or such other date on which the Trust's interest in the instrument is subject to market action) until the date noted on the face of the instrument as the date on which the principal amount must be paid, or in the case of an instrument called for redemption, the date on which the redemption payment must be made.

    A variable rate obligation that is subject to a demand feature is deemed to have a maturity equal to the longer of the period remaining until the next readjustment of the interest rate or the period remaining until the principal amount can be recovered through demand. A floating rate instrument that is subject to a demand feature is deemed to have a maturity equal to the period remaining until the principal amount can be recovered through demand.

    An Eligible Security generally is defined in the Rule to mean (i)A security with a remaining maturity of 397 calendar days or less that has received a short-term rating (or that has been issued by an issuer) that has received a short-term rating with respect to a class of debt obligations, or any debt obligation within that class, that is comparable in priority and security with the security) by the Requisite NRSROs in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (ii) A security: (A) That at the time of issuance had a remaining maturity of more than 397 calendar days but that has a remaining maturity of 397 calendar days or less; and (B) Whose issuer has received from the Requisite NRSROs a rating with respect to a class of debt obligations (or any debt obligation within that class) that is now comparable in priority and security with the security, in one of the two highest short-term rating categories (within which there may be sub-categories or gradations indicating relative standing); or (iii) An unrated Security that is of comparable quality to a security meeting the requirements of (i) or (ii) above, as determined by the money market fund's board of directors.


    As permitted by the Rule, the Board has delegated to the Fund's Investment Manager, subject to the Board's oversight pursuant to guidelines and procedures adopted by the Board, the authority to determine which securities present minimal credit risks and which unrated securities are comparable in quality to rated securities.


    The Rule further requires that the Fund limit its investments to U.S. dollar-denominated instruments which the Trustees determine present minimal credit risks and which are Eligible Securities. The Rule also requires the Fund to maintain a dollar-weighted average portfolio maturity (not more than 90 days) appropriate to its objective of maintaining a stable net asset value of $1.00 per share and precludes the purchase of any instrument with a remaining maturity of more than 397 days. Should the disposition of a portfolio security result in a dollar-weighted average portfolio maturity of more than 90 days, the Fund will invest its available cash in such a manner as to reduce such maturity to 90 days or less as soon as is reasonably practicable.


    If the Board determines that it is no longer in the best interests of the Fund and its shareholders to maintain a stable price of $1.00 per share or if the Board believes that maintaining such price no longer reflects a market-based net asset value per share, the Board has the right to change from an amortized cost basis of valuation to valuation based on market quotations. The Fund will notify shareholders of any such changes.


    The Fund will manage its portfolio in an effort to maintain a constant $1.00 per share price, but it cannot assure that the value of its shares will never deviate from this price. Since dividends from net investment income are declared and reinvested on a daily basis, the net asset value per share, under ordinary circumstances, is likely to remain constant. Realized and unrealized gains and losses will not be distributed on a daily basis but will be reflected in the Fund's net asset value. The amounts of such gains and losses will be considered by the Board of Trustees in determining the action to be taken to maintain the Fund's $1.00 per share net asset value. Such action may include distribution at any time of part or all of the then accumulated undistributed net realized capital gains, or reduction or elimination of daily dividends by an amount equal to part or all of the then accumulated net realized capital losses. However, if realized losses should exceed the sum of net investment income plus realized gains on any day, the net asset value per share on that day might decline below $1.00 per share. In such circumstances, the Fund may reduce or eliminate the payment of daily dividends for a period of time in an effort to restore the Fund's $1.00 per share net asset value. A decline in prices of securities could result in significant unrealized depreciation on a mark-to-market basis. Under these circumstances the Fund may reduce or eliminate the payment of dividends and utilize a net asset value per share as determined by using available market quotations or reduce the number of its shares outstanding.

REDEMPTION OF FUND SHARES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, shares of the Fund may be redeemed or repurchased at net asset value at any time. When a redemption is made by check and a check is presented to the Transfer Agent for payment, the Transfer Agent will redeem a sufficient number of full and fractional shares in the shareholder's account to cover the amount of the check. This enables the shareholder to continue earning daily income dividends until the check has cleared.

    A check drawn by a shareholder against his or her account in the Fund constitutes a request for redemption of a number of shares sufficient to provide proceeds equal to the amount of the check. Payment of the proceeds of a check will normally be made on the next business day after receipt by the Transfer Agent of the check in proper form. Subject to the foregoing, if a check is presented for payment to the Transfer Agent by a shareholder or payee in person, the Transfer Agent will make payment by means of a check drawn on the Fund's account or, in the case of a shareholder payee, to the shareholder's predesignated bank account, but will not make payment in cash.

    The Fund reserves the right to suspend redemptions or repurchases or postpone the date of payment (1) for any periods during which the New York Stock Exchange is closed (other than for customary weekend and holiday closings), (2) when trading on that Exchange is restricted or an emergency exists, as determined by the Securities and Exchange Commission, so that disposal of the Fund's investments or determination of the Fund's net asset value is not reasonably practicable, or (3) for such other periods as the Commission by order may permit for the protection of the Fund's investors.

    As discussed in the Prospectus, due to the relatively high cost of handling small investments, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder (other than shares held in an Individual Retirement Account or custodial account under Section 403(b)(7) of the Internal Revenue Code) whose shares due to redemptions by the shareholders have a value of less than $1,000 or such lesser amounts as may be fixed by the Board of Trustees. However, before the Fund redeems such shares and sends the proceeds to the shareholder, it will notify the shareholder that the value of his or her shares is less than $1,000 and allow him or her 60 days to make an additional investment in an amount which will increase the value of his or her account to $1,000 or more before the redemption is processed.

    It has been and remains the Fund's policy and practice that, if checks for redemption proceeds remain uncashed, no interest will accrue on amounts represented by such uncashed checks.


    SYSTEMATIC WITHDRAWAL PLAN. As discussed in the Prospectus, a systematic withdrawal plan is available for shareholders who own or purchase shares of the Fund having a minimum value of $5,000, which provides for monthly or quarterly checks in any dollar amount not less than $25 or in any whole percentage of the account balance on an annualized basis. The Transfer Agent acts as agent for the shareholder in tendering to the Fund for redemption sufficient full and fractional shares to provide the amount of the periodic withdrawal payment designated in the application. The shares will be redeemed at their net asset value determined, at the shareholder's option, on the tenth or twenty-fifth day (or next business day) of the relevant month or quarter and normally a check for the proceeds will be mailed by the Transfer Agent within five days after the date of redemption. The withdrawal plan may be terminated at any time by the Fund.

    Any shareholder who wishes to have payments under the withdrawal plan made to a third party or sent to an address other than the one listed on the account must send complete written instructions to the Transfer Agent to enroll in the withdrawal plan. The shareholder's signature on such instructions must be guaranteed by an eligible guarantor. A shareholder may, at any time, change the amount and interval of withdrawal payments through his or her Account Executive or by written notification to the Transfer Agent. In addition, the party and/or the address to which checks are mailed may be changed by written notification to the Transfer Agent, with signature guarantees required in the manner described above. The shareholder may also terminate the withdrawal plan at any time by written notice to the Transfer Agent. In the event of such termination, the account will be continued as a regular shareholder investment account. The shareholder may also redeem all or part of the shares held in the withdrawal plan account (see "Redemption of Fund Shares" in the Prospectus) at any time. If the number of shares redeemed is greater than the number of shares paid as dividends, such redemptions may, of course, eventually result in liquidation of all the shares in the account. The automatic cash withdrawal method of redemption is not available for shares held in an Exchange Privilege Account.

DIVIDENDS, DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

    As discussed in the Prospectus, the Fund intends to declare dividends on each day the New York Stock Exchange is open for business and distribute all of its daily net investment income to shareholders of record as of the close of business the preceding business day.

    In computing net investment income, the Fund will amortize any premiums and original issue discounts on securities owned, if applicable. Capital gains or losses realized upon sale or maturity of such securities will be based on their amortized cost.


    Distributions of net long-term capital gains, if any, are taxable to shareholders as long-term capital gains regardless of how long a shareholder has held the Fund's shares and regardless of whether the distribution is received in additional shares or in cash. Capital gains distributions are not eligible for the dividends received deduction. The Treasury intends to issue regulations to permit shareholders to take into account their proportionate share of the Fund's capital gains distributions that will be subject to a reduced rate under the Taxpayer Relief Act of 1997. The Taxpayer Relief Act reduces the maximum tax on long-term capital gains from 28% to 20%: however, it also lengthens the required holding period to obtain the lower rate from more than 12 months to more than 18 months. The lower rates do not apply to collectibles and certain other assets. Additionally, the maximum capital gain rate for assets that are held more than five years and that are acquired after December 31, 2000 is 18%.


    The Fund has qualified and intends to remain qualified as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If so qualified, the Fund will not be subject to federal income tax on its net investment income and capital gains, if any, realized during any fiscal year in which it distributes such income and capital gains to its shareholders.

    As discussed in the Prospectus, the Fund intends to qualify to pay "exempt-interest dividends" to its shareholders by maintaining, as of the close of each quarter of its taxable year, at least 50% of the value of its total assets in tax-exempt securities. An exempt-interest dividend is that part of a dividend distribution made by the Fund which consists of interest received by the Fund on tax-exempt securities upon which the shareholder incurs no federal income taxes. Exempt-interest dividends are included, however, in determining what portion, if any, of a person's Social Security benefits are subject to federal income tax.

    The Trustees may revise the dividend policy, or postpone the payment of dividends, if the Fund should have or anticipate any large unexpected expense, loss or fluctuation in net assets which, in the opinion of the Trustees, might have a significant adverse effect on shareholders. On occasion, in order to maintain a constant $1.00 per share net asset value, the Trustees may direct that the number of outstanding shares be reduced in each shareholder's account. Such reduction may result in taxable income, if any, to a shareholder in excess of the net increase (i.e., dividends, less such reductions), if any, in the shareholder's account for a period. Furthermore, such reduction may be realized as a capital loss when the shares are liquidated.


    It has been and remains the Fund's policy and practice that, if checks for dividends or distributions paid in cash remain uncashed, no interest will accrue on amounts represented by such uncashed checks.


    A number of provisions included in the Code by the Tax Reform Act of 1986 may affect the federal income tax liability of the Fund's shareholders, by reducing the individual and corporate income tax rates and expanding the alternative minimum tax provisions. In general, lower rates of taxation could make tax-exempt bonds less attractive to investors and could decrease the value of the tax-exempt securities held by the Fund and the net asset value of the Fund's shares. Furthermore, some of the changes may reduce the extent to which issuers may issue tax-exempt bonds. The Code now subjects interest received on certain otherwise tax-exempt securities to alternative minimum tax. This alternative minimum tax would apply to interest received on "private activity bonds" (in general, bonds that benefit non-governmental entities) issued after August 7, 1986 which, although tax-exempt, are used for purposes other than those generally performed by governmental units (E.G., bonds used for commercial or housing purposes). Income received on such bonds is classified as a "tax preference item," under the alternative minimum tax, for both individual and corporate investors. A substantial portion of the Fund's investments may be in such "private activity bonds," with the result that a substantial portion of the exempt-interest dividends paid by the Fund may be an item of tax preference to shareholders subject to the alternative minimum tax. The Fund will report to shareholders the portion of its dividends declared during the year which are a tax preference item for alternative minimum tax purposes, as well as the overall percentage of dividend distributions which constitutes exempt-interest dividends. Individual taxpayers are generally subject to the alternative minimum tax if their "regular tax" liability is less than 24% of their "alternative minimum taxable income" reduced by an exemption amount ranging from $0 to $40,000 depending upon the taxpayer's income and filing status. Alternative minimum taxable income is generally equal to taxable income with certain adjustments and increased by certain "tax preference items" which may include a portion of the Fund's dividends as described above. In addition, the Code further provides that corporations are subject to an alternative minimum tax based, in part, on 75% of any excess of "adjusted current earnings" over taxable income as adjusted for other tax preferences. Because an exempt-interest dividend paid by the Fund will be included in computing adjusted current earnings, a corporate shareholder may therefore be required to pay an increased alternative minimum tax as the result of receiving exempt-interest dividends paid by the Fund.

    The Code provides that every person required to file a tax return must include on such return the amount of exempt-interest dividends received from the Fund during the taxable year.

    The I Amendments and Reauthorization Act of 1986 (the "I Act") imposes a deductible tax on a corporation's alternative minimum taxable income (computed without regard to the alternative tax net operating loss deduction) at a rate of $12 per $10,000 (0.12%) of alternative minimum taxable income in excess of $2,000,000. The tax will be imposed for taxable years beginning after December 31, 1986 and before January 1, 1996. The tax will be imposed even if the corporation is not required to pay an alternative minimum tax because the corporation's regular income tax liability exceeds its minimum tax liability. Exempt-interest dividends paid by the Fund that create alternative minimum tax preferences for corporate shareholders under the Code (as described above) may be subject to the tax.

    Within 60 days after the end of its fiscal year, the Fund will mail to shareholders a statement indicating the percentage of the dividend distributions for such fiscal year which constitutes exempt-interest dividends and the percentage, if any, that is taxable, and to what extent the taxable portion is short-term capital gains or ordinary income. This percentage should be applied uniformly to all monthly distributions made during the fiscal year to determine what proportion of the dividends paid is tax-exempt. The percentage may differ from the percentage of tax-exempt dividend distributions for any particular month.

    Shareholders will be subject to federal income tax on dividends paid from interest income derived from taxable securities and on distributions of net short-term capital gains. Such interest and realized net short-term capital gains dividends and distributions are taxable to the shareholder as ordinary dividend income regardless of whether the shareholder receives such distributions in additional shares or in cash. Distributions of long-term capital gains, if any, are taxable as long-term capital gains, regardless of how long the shareholder has held the Fund shares and regardless of whether the distribution is received in additional shares or cash. Since the Fund's income is expected to be derived entirely from interest rather than dividends, it is anticipated that none of such dividend distributions will be eligible for the federal dividends received deduction available to corporations.


    Any loss on the sale or exchange of shares of the Fund which are held for 6 months or less is disallowed to the extent of the amount of any exempt-interest dividend paid with respect to such shares. Treasury Regulations may provide for a reduction in such required holding periods. Any loss realized by shareholders upon a redemption of shares within six months of the date of their purchase will be treated as a long-term capital loss to the extent of any distributions of net long-term capital gains during the six-month period.


    The Code requires each regulated investment company to pay a nondeductible 4% excise tax to the extent the company does not distribute, during each calendar year, 98% of its ordinary income, determined on a calendar year basis, and 98% of its capital gains, determined in general on an October 31 year end, plus certain undistributed amounts from previous years. The required distributions, however, are based only on the taxable income of a regulated investment company. The excise tax, therefore, will generally not apply to the tax-exempt income of a regulated investment company such as the Trust that pays exempt-interest dividends. The Fund anticipates that it will make sufficient timely distributions to avoid imposition of the excise tax.

    Interest on indebtedness incurred or continued by a shareholder to purchase or carry shares of the Fund is not deductible. Furthermore, entities or persons who are "substantial users" (or related persons) of facilities financed by industrial development bonds should consult their tax advisers before purchasing shares of the Fund. "Substantial user" is defined generally by Income Tax Regulation 1.103-11(b) as including a "non-exempt person" who regularly uses in trade or business a part of a facility financed from the proceeds of industrial development bonds.

    From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal securities. Similar proposals may be introduced in the future. If such a proposal were enacted, the availability of municipal securities for investment by the Fund could be affected. In that event, the Fund would re-evaluate its investment objective and policies.

    To the extent that dividends are derived from interest on New York tax-exempt securities, such dividends will also be exempt from New York State and City personal income taxes. Interest on indebted-ness incurred or continued to purchase or carry shares of an investment company paying exempt-interest dividends, such as the Fund, may not be deductible by the investor for State or City personal income tax purposes.

    The foregoing relates to federal income taxation and to New York State and City personal income taxation as in effect as of the date of the Prospectus. Distributions from investment income and capital gains, including exempt-interest dividends, may be subject to New York franchise taxes if received by a corporation doing business in New York, to state taxes in states other than New York and to local taxes.

    Shareholders are urged to consult their attorneys or tax advisers regarding specific questions as to federal, state or local taxes.

INFORMATION ON COMPUTATION OF YIELD


    The Fund's current yield for the seven days ending December 31, 1997 was 3.14%. The effective annual yield on December 31, 1997, was 3.19% assuming daily compounding.


    The Fund's annualized current yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining, for a stated seven-day period, the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7).

    The Fund's annualized effective yield, as may be quoted from time to time in advertisements and other communications to shareholders and potential investors, is computed by determining (for the same stated seven-day period as for the current yield), the net change, exclusive of capital changes and including the value of additional shares purchased with dividends and any dividends declared therefrom (which reflect deductions of all expenses of the Fund such as management fees), in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the period, and dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then compounding the base period return by adding 1, raising the sum to a power equal to 365 divided by 7, and subtracting 1 from the result.

    The yields quoted in any advertisement or other communication should not be considered a representation of the yields of the Fund in the future since the yield is not fixed. Actual yields will depend not only on the type, quality and maturities of the investments held by the Fund and changes in interest rates on such investments, but also on changes in the Fund's expenses during the period.

    Yield information may be useful in reviewing the performance of the Fund and for providing a basis for comparison with other investment alternatives. However, unlike bank deposits or other investments which typically pay a fixed yield for a stated period of time, the Fund's yield fluctuates.


    Based upon a combined Federal and New York personal income tax bracket of 43.74%, the Fund's tax-equivalent yield for the seven days ending December 31, 1997, was 5.58%.



    Tax-equivalent yield is computed by dividing that portion of the current yield (calculated as described above) which is tax-exempt by 1 minus a stated tax rate and adding the quotient to that portion, if any, of the yield of the Fund that is not tax-exempt. The Fund may also advertise the growth of hypothetical investments of $10,000, $50,000 and $100,000 in shares of the Fund by adding the sum of all distributions on 10,000, 50,000 or 100,000 shares of the Fund since inception to $10,000, $50,000 and $100,000, as the case may be. Investments of $10,000, $50,000 and $100,000 in the Fund at inception would have grown to $12,335, $61,675 and $123,350, respectively, at December 31, 1997.

DESCRIPTION OF SHARES
--------------------------------------------------------------------------------


    The shareholders of the Fund are entitled to a full vote for each full share of beneficial interest held. The Fund is authorized to issue an unlimited number of shares of beneficial interest. The shareholders of the Fund are entitled to a full vote for each full share held. All of the Trustees have been elected by the shareholders of the Fund, most recently at a Special Meeting of Shareholders held on May 21, 1997. The Trust shall be of unlimited duration subject to the provisions in the Declaration of Trust concerning termination by action of the shareholders or the Trustees.


    The Declaration of Trust provides that no Trustee, officer, employee or agent of the Fund is liable to the Fund or to a shareholder, nor is any Trustee, officer, employee or agent liable to any third persons in connection with the affairs of the Fund, except as such liability may arise from his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. It also provides that all third persons shall look solely to the Fund's property for satisfaction of claims arising in connection with the affairs of the Fund. With the exceptions stated, the Declaration of Trust provides that a Trustee, officer, employee or agent is entitled to be indemnified against all liabilities in connection with the affairs of the Fund.

CUSTODIAN AND TRANSFER AGENT
--------------------------------------------------------------------------------

    The Bank of New York, 90 Washington Street, New York, New York, 10286 is the Custodian of the Fund's assets. Any of the Fund's cash balances in excess of $100,000 are unprotected by federal deposit insurance. Such balances may, at times, be substantial.


    Dean Witter Trust FSB, Harborside Financial Center, Plaza Two, Jersey City, New Jersey 07311 is the Transfer Agent of the Fund's shares and Dividend Disbursing Agent for payment of dividends and distributions on Fund shares and Agent for shareholders under various investment plans described herein. Dean Witter Trust FSB is an affiliate of Dean Witter InterCapital Inc., the Fund's Investment Manager, and Dean Witter Distributors Inc., the Fund's Distributor. As Transfer Agent and Dividend Disbursing Agent, Dean Witter Trust FSB's responsibilities include maintaining shareholder accounts, disbursing cash dividends and reinvesting dividends, processing account registration changes; handling purchase and redemption transactions, mailing prospectuses and reports, mailing and tabulating proxies; processing share certificate transactions, and maintaining shareholder records and lists. For these services Dean Witter Trust FSB receives a per shareholder account fee from the Fund.


INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

    Price Waterhouse LLP serves as the independent accountants of the Fund. The independent accountants are responsible for auditing the annual financial statements of the Fund.

REPORTS TO SHAREHOLDERS
--------------------------------------------------------------------------------

    The Fund will send to shareholders, at least semi-annually, reports showing the Fund's portfolio and other information. An annual report containing financial statements audited by independent accountants will be sent to shareholders each year.

    The Fund's fiscal year ends on December 31. The financial statements of the Fund must be audited at least once a year by independent accountants whose selection is made annually by the Fund's Board of Trustees.

LEGAL COUNSEL
--------------------------------------------------------------------------------

    Barry Fink, Esq., who is an officer and the General Counsel of the Investment Manager, is an officer and the General Counsel of the Fund.

EXPERTS
--------------------------------------------------------------------------------

    The financial statements of the Fund included in the Prospectus and incorporated by reference in the Statement of Additional Information have been so included and incorporated in reliance on the report of Price Waterhouse LLP, independent accountants, given on the authority of said firm as experts in auditing and accounting.

REGISTRATION STATEMENT
--------------------------------------------------------------------------------

    This Statement of Additional Information and the Prospectus do not contain all of the information set forth in the Registration Statement the Fund has filed with the Securities and Exchange Commission. The complete Registration Statement may be obtained from the Securities and Exchange Commission upon payment of the fee prescribed by the rules and regulations of the Commission.

FINANCIAL STATEMENTS
--------------------------------------------------------------------------------


    The audited financial statements of the Fund for the year ended December 31, 1997, and the report of the independent accountants thereon, are set forth in the Fund's Prospectus, and are incorporated herein by reference.

APPENDIX
--------------------------------------------------------------------------------

RATINGS OF INVESTMENTS

MOODY'S INVESTORS SERVICE INC. ("MOODY'S")

                             MUNICIPAL BOND RATINGS

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

      Bonds rated Aaa, Aa, A and Baa are considered investment grade bonds.

Ba Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate, and therefore not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.

B Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca Bonds which are rated Ca present obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C Bonds which are rated C are the lowest rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    CONDITIONAL RATING: Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

    RATING REFINEMENTS: Moody's may apply numerical modifiers, 1, 2, and 3 in each generic rating classification from Aa through B in its municipal bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and a modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

                             MUNICIPAL NOTE RATINGS

    Moody's ratings for state and municipal note and other short-term loans are designated Moody's Investment Grade (MIG). MIG 1 denotes best quality and means there is present strong protection from established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing. MIG 2 denotes high quality and means that margins of protection are ample although not as large as in MIG 1. MIG 3 denotes favorable quality and means that all security elements are accounted for but that the undeniable strength of the previous grades, MIG 1 and MIG 2, is lacking. MIG 4 denotes adequate quality and means that the protection commonly regarded as required of an investment security is present and that while the notes are not distinctly or predominantly speculative, there is specific risk.

                        VARIABLE RATE DEMAND OBLIGATIONS

    A short-term rating, in addition to the Bond or MIG ratings, designated VMIG may also be assigned to an issue having a demand feature. The assignment of the VMIG symbol reflects such characteristics as payment upon periodic demand rather than fixed maturity dates and payment relying on external liquidity. The VMIG rating criteria are identical to the MIG Criteria discussed above.

                            COMMERCIAL PAPER RATINGS

    Moody's Commercial Paper ratings are opinions of the ability to repay punctually promissory obligations not having an original maturity in excess of nine months. These ratings apply to Municipal Commercial Paper as well as taxable Commercial Paper. Moody's employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers: Prime-1, Prime-2, Prime-3.

    Issuers rated Prime-1 have a superior capacity for repayment of short-term promissory obligations. Issuers rated Prime-2 have a strong capacity for repayment of short-term promissory obligations; and Issuers rated Prime-3 have an acceptable capacity for repayment of short-term promissory obligations. Issuers rated Not Prime do not fall within any of the Prime rating categories.

STANDARD & POOR'S CORPORATION ("STANDARD & POOR'S")

                             MUNICIPAL BOND RATINGS

    A Standard & Poor's municipal bond rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. This assessment may take into consideration obligors such as guarantors, insurers, or lessees.

    The ratings are based on current information furnished by the issuer or obtained by Standard & Poor's from other sources it considers reliable. The ratings are based, in varying degrees, on the following considerations: (1) likelihood of default-capacity and willingness of the obligor as to the timely payment of interest and repayment of principal in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of the obligation in the event of bankruptcy, reorganization or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

    Standard & Poor's does not perform an audit in connection with any rating and may, on occasion, rely on unaudited financial information. The ratings may be changed, suspended or withdrawn as a result of changes in, or unavailability of, such information, or for other reasons.

AAA Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in small degree.

A Debt rated "A" has a strong capacity to pay interest and repay principal although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

BBB Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than for debt in higher-rated categories.

      Bonds rated AAA, AA, A and BBB are considered investment grade bonds.

BB Debt rated "BB" has less near-term vulnerability to default than other speculative grade debt. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which would lead to inadequate capacity or willingness to pay interest and repay principal.

B Debt rated "B" has a greater vulnerability to default but presently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions would likely impair capacity or willingness to pay interest and repay principal.

CCC Debt rated "CCC" has a current identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payments of interest and repayments of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal.

CC The rating "CC" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC" rating.


C The rating "C" is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating.


CI The rating "CI" is reserved for income bonds on which no interest is being paid.

NR Indicates that no rating has been requested, that there is insufficient information on which to base a rating or that Standard & Poor's does not rate a particular type of obligation as a matter of policy.


      Bonds rated "BB," "B," "CCC," "CC" and "C" are regarded as having predominantly speculative characteristics with respect to capacity to pay interest and repay principal. "BB" indicates the least degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.


      PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing with the major ratings categories.

      The foregoing ratings are sometimes followed by a "p" which indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the bonds being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood or risk of default upon failure of such completion.

                             MUNICIPAL NOTE RATINGS

    Commencing on July 27, 1984, Standard & Poor's instituted a new rating category with respect to certain municipal note issues with a maturity of less than three years. The new note ratings denote the following:

SP-1 denotes a very strong or strong capacity to pay principal and interest. Issues determined to possess overwhelming safety characteristics are given a plus (+) designation (SP-1+).

SP-2  denotes a satisfactory capacity to pay principal and interest.

SP-3  denotes a speculative capacity to pay principal and interest.

                            COMMERCIAL PAPER RATINGS


    Standard and Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The commercial paper rating is not a recommendation to purchase or sell a security. The ratings are based upon current information furnished by the issuer or obtained by Standard and Poor's from other sources it considers reliable. The ratings may be changed, suspended or withdrawn as a result of changes in or unavailability of such information. Ratings are graded into group categories, ranging from "A" for the highest quality obligations to "D" for the lowest. Ratings are applicable to both taxable and tax-exempt commercial paper. The categories are as follows:


    Issuers assigned A ratings are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2 and 3 to indicate the relative degree of safety.

A-1 indicates that the degree of safety regarding timely payment is very strong.


A-2 indicates capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as overwhelming as for issues designated "A-1."


A-3 indicates a satisfactory capacity for timely payment. Obligations carrying this designation are, however, somewhat more vulnerable to the adverse effects of changes in circumstances than obligations carrying the higher designations.

                  DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST

                              PART C  OTHER INFORMATION


Item 24.  Financial Statements and Exhibits

     (a)  FINANCIAL STATEMENTS

     (1)  Financial statements and schedules, included
          in Prospectus (Part A):
                                                                       Page in
                                                                      Prospectus
                                                                      ----------

               Financial Highlights for the period March 20, 1990
               (commencement of operations) through December 31,
               1990 and for the fiscal years ended  December 31,
               1991,1992, 1993, 1994, 1995, 1996 and 1997                  2

               Portfolio of Investments at December 31, 1997              22

               Statement of assets and liabilities at
               December 31, 1997                                          25

               Statement of operations for the year ended
               December 31, 1997                                          26

               Statement of changes in net assets for the years
               ended December 31, 1996 and December 31, 1997              27

               Notes to Financial Statements                              28



     (2) Financial statements included in the Statement of Additional Information (Part B):

          None

     (3)  Financial statements included in Part C:

          None


     (b) EXHIBITS:

     2.   By-laws of the Registrant, Amended and Restated as of October 23, 1997

     5. Form of Investment Management Agreement between the Registrant and Dean Witter InterCapital Inc.

     6. Form of Distribution Agreement between the Registrant and Dean Witter Distributors Inc.

     8. Form of Transfer Agency and Service Agreement between the Registrant and Dean Witter Trust FSB.

     11.  Consent of Independent Accountants.

     15. Form of Amended and Restated Plan of Distribution between Registrant and Dean Witter Distributors Inc.

     16.  Schedule for Computation of Performance Quotations.

     27.  Financial Data Schedule.

  Other.  Power of Attorney.

All other exhibits were previously filed via EDGAR and are hereby incorporated by reference.

Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT.

          None

Item 26.  NUMBER OF HOLDERS OF SECURITIES.

                  (1)                                 (2)
                                             Number of Record Holders
         Title of Class                      At January 31, 1998
         --------------                      ------------------------

         Share of Beneficial Interest               2,328

Item 27.  INDEMNIFICATION

     Pursuant to Section 5.3 of the Registrant's Declaration of Trust and under
Section 4.8 of the Registrant's By-Laws, the indemnification of the Registrant's trustees, officers, employees and agents is permitted if it is determined that they acted under the belief that their actions were in or not opposed to the best interest of the Registrant, and, with respect to any criminal proceeding, they had reasonable cause to believe their conduct was not unlawful. In addition, indemnification is permitted only if it is determined that the actions in question did not render them liable by reason of willful misfeasance, bad faith or gross negligence in the performance of their duties or by reason of reckless disregard of their obligations and duties to the Registrant. Trustees, officers, employees and agents will be indemnified for the expense of litigation if it is determined that they are entitled to indemnification against any liability established in such litigation. The Registrant may also advance money for these expenses provided that they give their undertakings to repay the Registrant unless their conduct is later determined to permit indemnification.

     Pursuant to Section 5.2 of the Registrant's Declaration of Trust and paragraph 8 of the Registrant's Investment Management Agreement, neither the Investment Manager nor any trustee, officer, employee or agent of the Registrant shall be liable for any action or failure to act, except in the case of bad faith, willful misfeasance, gross negligence or reckless disregard of duties to the Registrant.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Act") may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer, or controlling person of the Registrant in connection with the successful defense of any action, suit or proceeding) is asserted against the Registrant by such trustee, officer or controlling person in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act, and will be governed by the final adjudication of such issue.

     The Registrant hereby undertakes that it will apply the indemnification provision of its by-laws in a manner consistent with Release 11330 of the Securities and Exchange Commission under the Investment Company Act of 1940, so long as the interpretation of Sections 17(h) and 17(i) of such Act remains in effect.

     Registrant, in conjunction with the Investment Manager, Registrant's Trustees, and other registered investment management companies managed by the Investment Manager, maintains insurance on behalf of any person who is or was a Trustee, officer, employee, or agent of Registrant, or who is or was serving at the request of Registrant as a trustee, director, officer, employee or agent of another trust or corporation, against any liability asserted against him and incurred by him or arising out of his position. However, in no event will Registrant maintain insurance to indemnify any such person for any act for which Registrant itself is not permitted to indemnify him.

Item 28. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER.

     See "The Fund and Its Management" in the Prospectus regarding the business of the investment adviser. The following information is given regarding officers of Dean Witter InterCapital Inc. InterCapital is a wholly-owned subsidiary of Morgan Stanley, Dean Witter, Discover & Co. The principal address of the Dean Witter Funds is Two World Trade Center, New York, New York 10048.

     The term "Dean Witter Funds" used below refers to the following registered investment companies:

CLOSED-END INVESTMENT COMPANIES
 (1) InterCapital Income Securities Inc.
 (2) High Income Advantage Trust
 (3) High Income Advantage Trust II
 (4) High Income Advantage Trust III
 (5) Municipal Income Trust
 (6) Municipal Income Trust II
 (7) Municipal Income Trust III
 (8) Dean Witter Government Income Trust
 (9) Municipal Premium Income Trust
(10) Municipal Income Opportunities Trust
(11) Municipal Income Opportunities Trust II
(12) Municipal Income Opportunities Trust III
(13) Prime Income Trust

(14) InterCapital Insured Municipal Bond Trust
(15) InterCapital Quality Municipal Income Trust
(16) InterCapital Quality Municipal Investment Trust
(17) InterCapital Insured Municipal Income Trust
(18) InterCapital California Insured Municipal Income Trust
(19) InterCapital Insured Municipal Trust
(20) InterCapital Quality Municipal Securities
(21) InterCapital New York Quality Municipal Securities
(22) InterCapital California Quality Municipal Securities
(23) InterCapital Insured California Municipal Securities
(24) InterCapital Insured Municipal Securities

OPEN-END INVESTMENT COMPANIES:
 (1) Dean Witter Short-Term Bond Fund
 (2) Dean Witter Tax-Exempt Securities Trust
 (3) Dean Witter Tax-Free Daily Income Trust
 (4) Dean Witter Dividend Growth Securities Inc.
 (5) Dean Witter Convertible Securities Trust
 (6) Dean Witter Liquid Asset Fund Inc.
 (7) Dean Witter Developing Growth Securities Trust
 (8) Dean Witter Retirement Series
 (9) Dean Witter Federal Securities Trust
(10) Dean Witter World Wide Investment Trust
(11) Dean Witter U.S. Government Securities Trust
(12) Dean Witter Select Municipal Reinvestment Fund
(13) Dean Witter High Yield Securities Inc.
(14) Dean Witter Intermediate Income Securities
(15) Dean Witter New York Tax-Free Income Fund
(16) Dean Witter California Tax-Free Income Fund
(17) Dean Witter Health Sciences Trust
(18) Dean Witter California Tax-Free Daily Income Trust
(19) Dean Witter Global Asset Allocation Fund
(20) Dean Witter American Value Fund
(21) Dean Witter Strategist Fund
(22) Dean Witter Utilities Fund
(23) Dean Witter World Wide Income Trust
(24) Dean Witter New York Municipal Money Market Trust
(25) Dean Witter Capital Growth Securities
(26) Dean Witter Precious Metals and Minerals Trust
(27) Dean Witter European Growth Fund Inc.
(28) Dean Witter Global Short-Term Income Fund Inc.
(29) Dean Witter Pacific Growth Fund Inc.
(30) Dean Witter Multi-State Municipal Series Trust
(31) Dean Witter Short-Term U.S. Treasury Trust
(32) Dean Witter Diversified Income Trust
(33) Dean Witter U.S. Government Money Market Trust
(34) Dean Witter Global Dividend Growth Securities
(35) Active Assets California Tax-Free Trust
(36) Dean Witter Natural Resource Development Securities Inc.
(37) Active Assets Government Securities Trust
(38) Active Assets Money Trust

(39) Active Assets Tax-Free Trust
(40) Dean Witter Limited Term Municipal Trust
(41) Dean Witter Variable Investment Series
(42) Dean Witter Value-Added Market Series
(43) Dean Witter Global Utilities Fund
(44) Dean Witter International SmallCap Fund
(45) Dean Witter Mid-Cap Growth Fund
(46) Dean Witter Select Dimensions Investment Series
(47) Dean Witter Balanced Growth Fund
(48) Dean Witter Balanced Income Fund
(49) Dean Witter Hawaii Municipal Trust
(50) Dean Witter Capital Appreciation Fund
(51) Dean Witter Intermediate Term U.S. Treasury Trust
(52) Dean Witter Information Fund
(53) Dean Witter Japan Fund
(54) Dean Witter Income Builder Fund
(55) Dean Witter Special Value Fund
(56) Dean Witter Financial Services Trust
(57) Dean Witter Market Leader Trust
(58) Dean Witter S&P 500 Index Fund
(59) Dean Witter Fund of Funds
(60) Morgan Stanley Dean Witter Competitive Edge Fund

The term "TCW/DW Funds" refers to the following registered investment companies:

OPEN-END INVESTMENT COMPANIES
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
(10) TCW/DW Strategic Income Trust
(11) TCW/DW Emerging Markets Opportunities Trust


CLOSED-END INVESTMENT COMPANIES
 (1) TCW/DW Term Trust 2000
 (2) TCW/DW Term Trust 2002
 (3) TCW/DW Term Trust 2003

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Charles A. Fiumefreddo        Executive Vice President and Director of Dean
Chairman, Chief Executive     Witter Reynolds Inc. ("DWR"); Chairman, Chief
Officer and Director          Executive Officer and Director of Dean Witter
                              Distributors Inc. ("Distributors") and Dean Witter
                              Services Company Inc. ("DWSC"); Chairman and
                              Director of Dean Witter Trust FSB ("DWT");
                              Chairman, Director or Trustee, President and Chief
                              Executive Officer of the Dean Witter Funds and
                              Chairman, Chief Executive Officer and Trustee of the TCW/DW Funds; Director and/or officer of various Morgan Stanley, Dean Witter, Discover &
                              Co. ("MSDWD") subsidiaries.

Philip J. Purcell             Chairman, Chief Executive Officer and Director
Director                      of MSDWD and DWR; Director of DWSC and
                              Distributors; Director or Trustee of the Dean
                              Witter Funds; Director and/or officer of various
                              MSDWD subsidiaries.

Richard M. DeMartini          President and Chief Operating Officer
Director                      of Dean Witter Capital, a division of DWR;
                              Director of DWR, DWSC, Distributors and DWT;
                              Trustee of the TCW/DW Funds.

James F. Higgins              President and Chief Operating Officer of
Director                      Dean Witter Financial; Director of DWR, DWSC,
                              Distributors and DWT.

Thomas C. Schneider           Executive Vice President and Chief Strategic
Executive Vice                and Administrative Officer of MSDWD; Executive
President, Chief              Vice President and Chief Financial Officer of
Financial Officer and         DWSC and Distributors; Director of DWR,
Director                      DWSC, Distributors and MSDWD.

Christine A. Edwards          Executive Vice President, Chief Legal Officer
Director                      and Secretary of MSDWD; Executive Vice President,
                              Secretary and Chief Legal Officer of Distributors;
                              Director of DWR, DWSC and Distributors.

Mitchell M. Merin             President and Chief Strategic Officer of DWSC,
President and Chief           Executive Vice President of Distributors;
Strategic Officer             Executive Vice President and Director of DWT;
                              Executive Vice President and Director of DWR;
                              Director of SPS Transaction Services, Inc. and various other MSDWD subsidiaries

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Robert M. Scanlan             President and Chief Operating Officer of DWSC,
President and Chief           Executive Vice President of Distributors;
Operating Officer             Executive Vice President and Director of DWT; Vice
                              President of the Dean Witter Funds and the TCW/DW
                              Funds.

Edward C. Oelsner III
Executive Vice President

John B. Van Heuvelen          President, Chief Operating Officer and Director
Executive Vice                of DWT.
President

Joseph J. McAlinden           Vice President of the Dean Witter Funds and
Executive Vice President      Director of DWT.
and Chief Investment
Officer

Barry Fink                    Assistant Secretary of DWR; Senior Vice President,
Senior Vice President,        Secretary and General Counsel of DWSC; Senior Vice
Secretary and General         President, Assistant Secretary and Assistant
Counsel                       General Counsel of Distributors; Vice President,
                              Secretary and General Counsel of the Dean Witter
                              Funds and the TCW/DW Funds.


Peter M. Avelar
Senior Vice President         Vice President of various Dean Witter Funds.

Mark Bavoso
Senior Vice President         Vice President of various Dean Witter Funds.

Richard Felegy
Senior Vice President

Edward F. Gaylor
Senior Vice President         Vice President of various Dean Witter Funds.

Robert S. Giambrone           Senior Vice President of DWSC, Distributors
Senior Vice President         and DWT and Director of DWT; Vice President of the
                              Dean Witter Funds and the TCW/DW Funds.

Rajesh K. Gupta
Senior Vice President         Vice President of various Dean Witter Funds.

Kenton J. Hinchliffe
Senior Vice President         Vice President of various Dean Witter Funds.

Kevin Hurley
Senior Vice President         Vice President of various Dean Witter Funds.

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Margaret Iannuzzi
Senior Vice President

Jenny Beth Jones
Senior Vice President         Vice President of Dean Witter Special Value Fund.

John B. Kemp, III
Senior Vice President         President of Distributors.

Anita H. Kolleeny
Senior Vice President         Vice President of various Dean Witter Funds.

Jonathan R. Page
Senior Vice President         Vice President of various Dean Witter Funds.

Ira N. Ross
Senior Vice President         Vice President of various Dean Witter Funds.

Guy G. Rutherfurd, Jr.        Vice President of Dean Witter Market Leader
Senior Vice President         Trust.

Rochelle G. Siegel
Senior Vice President         Vice President of various Dean Witter Funds.

Jayne M. Stevlingson
Senior Vice President         Vice President of various Dean Witter Funds.

Paul D. Vance
Senior Vice President         Vice President of various Dean Witter Funds.

Elizabeth A. Vetell
Senior Vice President

James F. Willison
Senior Vice President         Vice President of various Dean Witter Funds.

Ronald J. Worobel
Senior Vice President         Vice President of various Dean Witter Funds.

Douglas Brown
First Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Thomas F. Caloia              First Vice President and Assistant Treasurer of
First Vice President          DWSC, Assistant Treasurer of Distributors;
and Assistant                 Treasurer and Chief Financial Officer of the
Treasurer                     Dean Witter Funds and the TCW/DW Funds.

Thomas Chronert
First Vice President

Rosalie Clough
First Vice President

Marilyn K. Cranney            Assistant Secretary of DWR; First Vice President
First Vice President          and Assistant Secretary of DWSC; Assistant
and Assistant Secretary       Secretary of the Dean Witter Funds and the TCW/DW
                              Funds.

Michael Interrante            First Vice President and Controller of DWSC;
First Vice President          Assistant Treasurer of Distributors; First Vice
and Controller                President and Treasurer of DWT.

David Johnson
First Vice President

Stanley Kapica
First Vice President

Robert Zimmerman
First Vice President

Dale Albright
Vice President

Joan G. Allman
Vice President

Andrew Arbenz
Vice President

Joseph Arcieri
Vice President                Vice President of various Dean Witter Funds.

Nancy Belza
Vice President

Maurice Bendrihem
Vice President and Assistant
Controller

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Dale Boettcher
Vice President

Joseph Cardwell
Vice President

Philip Casparius
Vice President

B. Catherine Connelly
Vice President

Salvatore DeSteno
Vice President                Vice President of DWSC.

Bruce Dunn
Vice President

Jeffrey D. Geffen
Vice President

Michael Geringer
Vice President

Stephen Greenhut
Vice President

Peter W. Gurman
Vice President

Matthew Haynes                Vice President of Dean Witter
Vice President                Variable Investment Series

Peter Hermann
Vice President                Vice President of various Dean Witter Funds

Elizabeth Hinchman
Vice President

David Hoffman
Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Christopher Jones
Vice President

Kevin Jung
Vice President

James P. Kastberg
Vice President

Michelle Kaufman
Vice President                Vice President of various Dean Witter Funds

Paula LaCosta
Vice President                Vice President of various Dean Witter Funds.

Thomas Lawlor
Vice President

Gerard J. Lian
Vice President                Vice President of various Dean Witter Funds.

Catherine Maniscalco          Vice President of Dean Witter Natural
Vice President                Resource Development Securities Inc.

Albert McGarity
Vice President

LouAnne D. McInnis            Vice President and Assistant Secretary of DWSC;
Vice President and            Assistant Secretary of the Dean Witter Funds and
Assistant Secretary           the TCW/DW Funds.

Sharon K. Milligan
Vice President

Julie Morrone
Vice President

Mary Beth Mueller
Vice President

David Myers                   Vice President of Dean Witter Natural
Vice President                Resource Development Securities Inc.

James Nash
Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Richard Norris
Vice President

Carsten Otto                  Vice President and Assistant Secretary of DWSC;
Vice President and            Assistant Secretary of the Dean Witter Funds and
Assistant Secretary           the TCW/DW Funds.

George Paoletti
Vice President

Anne Pickrell
Vice President                Vice President of various Dean Witter Funds.

Michael Roan
Vice President

John Roscoe
Vice President

Hugh Rose
Vice President

Robert Rossetti               Vice President of Dean Witter Precious Metal and
Vice President                Minerals Trust.

Ruth Rossi                    Vice President and Assistant Secretary of DWSC;
Vice President and            Assistant Secretary of the Dean Witter Funds and
Assistant Secretary           the TCW/DW Funds.

Carl F. Sadler
Vice President

Deborah Santaniello
Vice President

Peter J. Seeley
Vice President                Vice President of various Dean Witter Funds.

Naomi Stein
Vice President

Kathleen H. Stromberg
Vice President                Vice President of various Dean Witter Funds.

Marybeth Swisher
Vice President

NAME AND POSITION             OTHER SUBSTANTIAL BUSINESS, PROFESSION, VOCATION
WITH DEAN WITTER              OR EMPLOYMENT, INCLUDING NAME, PRINCIPAL ADDRESS
INTERCAPITAL INC.             AND NATURE OF CONNECTION
-----------------             ------------------------------------------------

Robert Vanden Assem
Vice President

James P. Wallin
Vice President

Alice Weiss
Vice President                Vice President of various Dean Witter Funds.

Item 29.    PRINCIPAL UNDERWRITERS

(a) Dean Witter Distributors Inc. ("Distributors"), a Delaware corporation, is the principal underwriter of the Registrant. Distributors is also the principal underwriter of the following investment companies:

 (1) Dean Witter Liquid Asset Fund Inc.
 (2) Dean Witter Tax-Free Daily Income Trust
 (3) Dean Witter California Tax-Free Daily Income Trust
 (4) Dean Witter Retirement Series
 (5) Dean Witter Dividend Growth Securities Inc.
 (6) Dean Witter Global Asset Allocation
 (7) Dean Witter World Wide Investment Trust
 (8) Dean Witter Capital Growth Securities
 (9) Dean Witter Convertible Securities Trust
(10) Active Assets Tax-Free Trust
(11) Active Assets Money Trust
(12) Active Assets California Tax-Free Trust
(13) Active Assets Government Securities Trust
(14) Dean Witter Short-Term Bond Fund
(15) Dean Witter Mid-Cap Growth Fund
(16) Dean Witter U.S. Government Securities Trust
(17) Dean Witter High Yield Securities Inc.
(18) Dean Witter New York Tax-Free Income Fund
(19) Dean Witter Tax-Exempt Securities Trust
(20) Dean Witter California Tax-Free Income Fund
(21) Dean Witter Limited Term Municipal Trust
(22) Dean Witter Natural Resource Development Securities Inc.
(23) Dean Witter World Wide Income Trust
(24) Dean Witter Utilities Fund
(25) Dean Witter Strategist Fund
(26) Dean Witter New York Municipal Money Market Trust
(27) Dean Witter Intermediate Income Securities
(28) Prime Income Trust
(29) Dean Witter European Growth Fund Inc.
(30) Dean Witter Developing Growth Securities Trust
(31) Dean Witter Precious Metals and Minerals Trust
(32) Dean Witter Pacific Growth Fund Inc.

(33) Dean Witter Multi-State Municipal Series Trust
(34) Dean Witter Federal Securities Trust
(35) Dean Witter Short-Term U.S. Treasury Trust
(36) Dean Witter Diversified Income Trust
(37) Dean Witter Health Sciences Trust
(38) Dean Witter Global Dividend Growth Securities
(39) Dean Witter American Value Fund
(40) Dean Witter U.S. Government Money Market Trust
(41) Dean Witter Global Short-Term Income Fund Inc.
(42) Dean Witter Value-Added Market Series
(43) Dean Witter Global Utilities Fund
(44) Dean Witter International SmallCap Fund
(45) Dean Witter Balanced Growth Fund
(46) Dean Witter Balanced Income Fund
(47) Dean Witter Hawaii Municipal Trust
(48) Dean Witter Variable Investment Series
(49) Dean Witter Capital Appreciation Fund
(50) Dean Witter Intermediate Term U.S. Treasury Trust
(51) Dean Witter Information Fund
(52) Dean Witter Japan Fund
(53) Dean Witter Income Builder Fund
(54) Dean Witter Special Value Fund
(55) Dean Witter Financial Services Trust
(56) Dean Witter Market Leader Trust
(57) Dean Witter S&P 500 Index Fund
(58) Dean Witter Fund of Funds
(59) Morgan Stanley Dean Witter Competitive Edge Fund
 (1) TCW/DW Core Equity Trust
 (2) TCW/DW North American Government Income Trust
 (3) TCW/DW Latin American Growth Fund
 (4) TCW/DW Income and Growth Fund
 (5) TCW/DW Small Cap Growth Fund
 (6) TCW/DW Balanced Fund
 (7) TCW/DW Total Return Trust
 (8) TCW/DW Mid-Cap Equity Trust
 (9) TCW/DW Global Telecom Trust
(10) TCW/DW Strategic Income Trust
(11) TCW/DW Emerging Markets Opportunities Trust

     (b) The following information is given regarding directors and officers of Distributors not listed in Item 28 above. The principal address of Distributors is Two World Trade Center, New York, New York 10048. None of the following persons has any position or office with the Registrant.

Name                                Positions and Office with Distributors
----                                --------------------------------------

Fredrick K. Kubler                  Senior Vice President, Assistant
                                    Secretary and Chief Compliance
                                    Officer.

Michael T. Gregg                    Vice President and Assistant
                                    Secretary.

Item 30.    LOCATION OF ACCOUNTS AND RECORDS

     All accounts, books and other documents required to be maintained by
Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained by the Investment Manager at its offices, except records relating to holders of shares issued by the Registrant, which are maintained by the Registrant's Transfer Agent, at its place of business as shown in the prospectus.


Item 31.    MANAGEMENT SERVICES

     Registrant is not a party to any such management-related service contract.

Item 32.    UNDERTAKINGS

     Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

YH|PARTC.NYMMM.98

                                      SIGNATURES
     Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York on the 26th day of February, 1998.

               DEAN WITTER NEW YORK MUNICIPAL MONEY MARKET TRUST

                                     By   /s/ Barry Fink
                                        -----------------------
                                              Barry Fink
                                       Vice President and Secretary

     Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 9 has been signed below by the following persons in the capacities and on the dates indicated.

     Signatures                    Title                       Date
     ----------                    -----                       ----

(1) Principal Executive Officer    President, Chief
                                   Executive Officer,
                                   Trustee and Chairman
By  /s/ Charles A. Fiumefreddo                                 2/26/98
    ---------------------------
        Charles A. Fiumefreddo

(2) Principal Financial Officer    Treasurer and Principal
                                   Accounting Officer

By  /s/Thomas F. Caloia                                        2/26/98
    ---------------------------
       Thomas F. Caloia

(3) Majority of the Trustees

    Charles A. Fiumefreddo (Chairman)
    Philip J. Purcell

By  /s/ Barry Fink                                             2/26/98
    ---------------------------
        Barry Fink
        Attorney-in-Fact

    Michael Bozic          Manuel H. Johnson
    Edwin J.Garn           Michael E. Nugent
    John R. Haire          John L. Schroeder
    Wayne E. Hedien

By  /s/ David M. Butowsky                                      2/26/98
    ---------------------------
        David M. Butowsky
        Attorney-in-Fact

                                    EXHIBIT INDEX

     2.  -   Amended and Restated By-Laws of the Registrant dated as  of October
             23, 1997.

     5.  -   Form of Investment Management Agreement between the
             Registrant and Dean Witter InterCapital Inc.

     6.  -   Form of Distribution Agreement between the Registrant and Dean
             Witter Distributors Inc.

     8.  -   Form of Transfer Agency Agreement between the Registrant and Dean
             Witter Trust FSB

     11. -   Consent of Independent Accountants

     15. - Form of Amended and Restated Plan of Distribution between Registrant and Dean Witter Distributors Inc.

     16. -   Schedule for Computation of Performance Quotations

     27. -   Financial Data Schedule

  Other. -   Power of Attorney